UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Municipal Opportunity Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE DEMAND PREFERRED SHARES OF

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND (NVG)

NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)

AND

NUVEEN MUNICIPAL OPPORTUNITY FUND, INC. (NIO)

OCTOBER 23, 2015

Although we recommend that you read the complete Joint Proxy Statement, for your convenience we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.	You are receiving the Joint Proxy Statement as a holder of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen Dividend Advantage Municipal Income Fund (the “Acquiring Fund”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”) or Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”), in connection with special meetings of the common and preferred shareholders of the Acquiring Fund, Quality Income and Municipal Opportunity.

At the special meetings, holders of the outstanding VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity will vote on the following proposals, as applicable:

●

(Acquiring Fund, Quality Income and Municipal Opportunity) the reorganization of each of Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”), Quality Income and Municipal Opportunity into the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”);

●	(Acquiring Fund only) the issuance of additional common shares by the Acquiring Fund in connection with the Reorganizations;

●	(Acquiring Fund only) the approval of a new investment management agreement for the Acquiring Fund; and

●	(Acquiring Fund only) the approval of a new sub-advisory agreement for the Acquiring Fund.

Quality Municipal, Quality Income and Municipal Opportunity are collectively referred to herein as the “Target Funds” and each, a “Target Fund.” The Acquiring Fund and the Target Funds are collectively referred to herein as the “Funds” and each, a “Fund.”

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Board of each Target Fund and the Acquiring Fund has approved the Reorganizations.

As part of this initiative, the Board of the Acquiring Fund also approved the following proposals: (1) certain changes to the non-fundamental investment policies of the Acquiring Fund, which provide an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its assets in lower rated municipal securities and require the Acquiring Fund to invest exclusively in municipal securities that generate income exempt from the federal alternative minimum tax applicable to individuals; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Acquiring Fund to “Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund.” See “How will the Acquiring Fund’s expanded investment mandate differ from the Funds’ current investment mandates?” below.

Q.	How will the Acquiring Fund’s expanded investment mandate differ from the Funds’ current investment mandates?

A.	Each Fund currently has a fundamental investment policy requiring it to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. This policy will not change under the Acquiring Fund’s new investment mandate. In addition, each Fund currently has non-fundamental investment policies requiring it to invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permitting it to invest up to 20% of its managed assets in below-investment-grade municipal securities. Both investment-grade and below-investment-grade municipal securities may include unrated securities judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. Under the new investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

The repositioning of the Acquiring Fund’s portfolio will occur over time. Based on current market conditions, approximately 45% of the Acquiring Fund’s managed assets are expected to be invested in lower rated municipal securities following the completion of the initial repositioning. Current market conditions may change, and the combined fund may not be able to reposition its portfolio as planned. The Acquiring Fund’s allocation to lower rated municipal securities may vary over time, consistent with its investment objectives and policies. However, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. The Acquiring Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Acquiring Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Acquiring Fund’s preferred shares. See “Risk Factors” in the Confidential Information Memorandum, which is attached as Appendix G to the Joint Proxy Statement and forms a part of the Joint Proxy Statement, for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

In addition, each Fund currently may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. Under the new investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy of investing, under normal circumstances, 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

Proposals Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended the Reorganization proposal(s)?

A.	As noted above, Nuveen recommended the Reorganizations as part of a broad initiative to restructure its leveraged national municipal closed-end funds to eliminate funds with overlapping investment mandates and to better differentiate Nuveen’s product offerings. The reorganization of each Target Fund into the Acquiring Fund, together with the changes to the investment policies of the Acquiring Fund described above, are intended to create a combined fund with significantly greater scale and an expanded investment mandate. Among other things, the Board considered information provided by Nuveen Fund Advisors with respect to the return potential of the Acquiring Fund’s new investment mandate, the higher risk profile of the new investment mandate, the impact of the increased management fee on the fees and expenses of the combined fund, and the impact of the larger size of the combined fund on fees and expenses. The Board determined that the Reorganizations were in the best interest of the Funds.

Q.	How will holders of VRDP Shares be affected by the Reorganizations?

The Acquiring Fund currently has one series of VRDP Shares outstanding as of the date of the enclosed Joint Proxy Statement, and those shares will remain outstanding following the Reorganizations. Each of Quality Income and Municipal Opportunity also has one series of VRDP Shares outstanding as of the date of the enclosed Joint Proxy Statement. Upon the closing of the Reorganizations, holders of VRDP Shares of Quality Income and Municipal Opportunity will receive on a one-for-one basis newly issued VRDP Shares of the Acquiring Fund with substantially similar terms, as of the closing of the Reorganizations, as the VRDP Shares of Quality Income or Municipal Opportunity, as applicable, exchanged therefor. The documents governing each series of VRDP Shares will be substantially similar. However, dividend rates may vary among the series of VRDP Shares, and redemptions prior to the final mandatory redemption date for each series of VRDP Shares may occur at different times and in different amounts. In addition, the outstanding VRDP Shares of the Acquiring Fund were issued with a special rate period, which is scheduled to continue until December 14, 2016, subject to early transition or extension. The terms of the various series of VRDP Shares are discussed in more detail in the enclosed Joint Proxy Statement. See “Proposal No. 1—C. Information About the Reorganizations—Description of VRDP Shares to Be Issued by the Acquiring Fund” beginning on page 38 of the Joint Proxy Statement and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 80 of the Joint Proxy Statement.

Quality Municipal has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement. In addition to issuing two new series of VRDP Shares to the holders of VRDP Shares of Quality Income and Municipal Opportunity, the Acquiring Fund also will issue a new series of VMTP Shares to holders of VMTP Shares of Quality Municipal in connection with the Reorganization of Quality Municipal into the Acquiring Fund. As a result, preferred shareholders of the Funds will become preferred shareholders of a combined fund with multiple series and types of preferred shares (i.e., VRDP Shares and VMTP Shares) outstanding. The outstanding VRDP Shares of the Acquiring Fund and the preferred shares to be issued in the Reorganizations will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The different series and types of preferred shares may be subject to differing provisions regarding redemptions, dividend payments, rating requirements and other matters as discussed in more detail in the enclosed Joint Proxy Statement.

Following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations. In addition, the voting power of certain series of preferred shares may be more concentrated than others. All of the VRDP Shares of the Acquiring Fund are currently owned by a single institutional investor that also is the liquidity provider for the VRDP Shares of Municipal Opportunity, and all of the VMTP Shares of Quality Municipal are currently owned by a single institutional investor.

Q.	Will the terms of the VRDP Shares to be issued by the Acquiring Fund as part of the Reorganizations be substantially similar to the terms of the Target Fund VRDP Shares currently outstanding?

A.	Yes. The terms of the VRDP Shares to be issued by the Acquiring Fund as part of the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the VRDP Shares of Quality Income or Municipal Opportunity, as applicable, exchanged therefor, including:

●	the same short-term credit ratings (without regard to rating modifiers) from one or more rating agencies;

●	the same liquidation preference and final mandatory redemption date;

●	the same terms with respect to the payment of an adjustable dividend rate set weekly by a remarketing agent;

●	the same right to give notice on any business day to tender the securities for remarketing in seven days;

●	the same terms with respect to the mandatory tender for remarketing upon the occurrence of certain events; and

●

the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a liquidity provider substantially identical to the unconditional demand feature in effect immediately prior to the closing of the Reorganizations with respect to the outstanding series of VRDP Shares.

However, there are certain differences between the VRDP Shares to be issued in the Reorganizations and the Target Fund VRDP Shares exchanged therefor, including changes to: (i) resolve certain inconsistencies and ambiguities created by having multiple series of VRDP Shares and other preferred shares concurrently outstanding; (ii) provide increased flexibility and clarification regarding rating agency requirements, consistent with the terms of the outstanding VRDP Shares of the Acquiring Fund, further to the increased flexibility and clarification included in offerings by Nuveen funds since December 2012; (iii) increase flexibility to replace a liquidity provider; and (iv) provide flexibility for different or modified terms in connection with a special rate period. A vote by a holder of VRDP Shares of Quality Income or Municipal Opportunity for that Fund’s Reorganization is effectively a vote in favor of the foregoing changes.

Q.	Do the Reorganizations constitute a taxable event for Target Fund shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized by preferred shareholders of Quality Income or Municipal Opportunity who exercise dissenters’ rights of appraisal under Minnesota law. Prior to the closing of the Reorganizations, each of the Funds is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of each Fund. To the extent that portfolio securities of a Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses. Gains from such sales will be taxable to a Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders.

After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund preferred shareholders who hold preferred shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders. If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the special meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, also must be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the

Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Q.	Will holders of VRDP Shares have to pay any fees or expenses in connection with the Reorganizations?

A.	No. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $2,415,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $365,000 (0.08%) for the Acquiring Fund, $370,000 (0.06%) for Quality Municipal, $620,000 (0.08%) for Quality Income and $1,060,000 (0.07%) for Municipal Opportunity (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations and the Acquiring Fund’s expanded investment mandate, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations.

Q.	What is the timetable for the Reorganizations?

A.	If the requisite shareholder approvals are obtained and the other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about December 7, 2015, or as soon as practicable thereafter. However, the repositioning of the Acquiring Fund’s portfolio, to take advantage of its expanded investment mandate, is expected to occur over time and will depend on market conditions.

Q.	How does each Fund’s Board recommend that holders of VRDP Shares vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

(Acquiring Fund Only) Proposals Regarding the New Investment Management and Sub-Advisory Agreements

Q.	Why are holders of VRDP Shares voting on new investment management and sub-advisory agreements for the Acquiring Fund?

A.

The common and preferred shareholders of a fund, voting together as a single class, are required to approve certain changes to the fund’s investment advisory agreement under applicable law. Nuveen Fund Advisors proposed, and the Board of the Acquiring Fund approved, certain changes to the Acquiring Fund’s investment management agreement to standardize the investment management agreements of Nuveen’s municipal closed-end funds and to reflect the increased level of ongoing credit research and surveillance resulting from the Acquiring Fund’s expanded investment mandate. The new investment management agreement provides for (1) a higher management fee rate payable at each current breakpoint level in the Acquiring Fund’s fund-level management fee schedule; and (2) a revised fund-level breakpoint schedule, standardized to conform to the breakpoint schedules of newer Nuveen municipal closed-end funds. For the Acquiring Fund, this means a new breakpoint in the fund-level management fee schedule above $5 billion of average daily managed assets. In addition, the Board approved increasing the portion of the management fee payable to Nuveen Asset Management, LLC, the Acquiring Fund’s sub-adviser, under the sub-advisory agreement with respect to the Acquiring Fund.

Q.	How does the Acquiring Fund’s Board recommend that holders of VRDP Shares vote on the new investment management and sub-advisory agreements?

A.	After careful consideration, the Acquiring Fund’s Board has determined that the new investment management and sub-advisory agreements are in the best interests of the Fund and recommends that you vote FOR approval of each agreement.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 434-7510 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

OCTOBER 23, 2015

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND (NVG)

NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)

AND

NUVEEN MUNICIPAL OPPORTUNITY FUND, INC. (NIO)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2015

To Holders of Variable Rate Demand Preferred Shares:

Notice is hereby given that a Special Meeting of the Common and Preferred Shareholders (the “Special Meeting”) of Nuveen Dividend Advantage Municipal Income Fund (the “Acquiring Fund”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”) and Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 9, 2015, at 2:00 p.m. Central time. Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”), Quality Income and Municipal Opportunity are collectively referred to herein as the “Target Funds” and each, a “Target Fund.” The Acquiring Fund and the Target Funds are collectively referred to herein as the “Funds” and each, a “Fund.”

The Special Meeting will be held for the following purposes:

1.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For the Acquiring Fund:

The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

(b)	For each Target Fund:

(i)	The preferred shareholders, voting together with the common shareholders as a single class, to approve the Agreement and Plan of Reorganization.

(ii)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

2.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For the Acquiring Fund:

The preferred shareholders, voting together with the common shareholders as a single class, to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(The common shareholders of the Acquiring Fund must also vote separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.)

3.	Approval of New Investment Management and Sub-Advisory Agreements for the Acquiring Fund.

For the Acquiring Fund:

(a)	The preferred shareholders, voting together with the common shareholders as a single class, to approve a new investment management agreement between the Acquiring Fund and Nuveen Fund Advisors, LLC.

(b)	The preferred shareholders, voting together with the common shareholders as a single class, to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to the Acquiring Fund.

4.	To transact such other business as may properly come before the Special Meeting.

Together with this notice, each of the Acquiring Fund, Quality Income and Municipal Opportunity is delivering to holders of its preferred shares a Joint Proxy Statement. Common shareholders of the Funds are being solicited with respect to the applicable matters described above pursuant to a separate joint proxy statement/prospectus, and preferred shareholders of Quality Municipal are being solicited with respect to the applicable matters described above pursuant to a separate proxy statement.

Only shareholders of record of the Acquiring Fund as of the close of business on August 24, 2015 and shareholders of record of the Target Funds as of the close of business on September 14, 2015 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT

FOR

HOLDERS OF VARIABLE RATE DEMAND PREFERRED SHARES

OF

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND (NVG)

NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)

AND

NUVEEN MUNICIPAL OPPORTUNITY FUND, INC. (NIO)

OCTOBER 23, 2015

This Joint Proxy Statement is being furnished to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen Dividend Advantage Municipal Income Fund (the “Acquiring Fund”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”) and Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”) in connection with the solicitation of proxies by the Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board” and each Director or Trustee, a “Board Member”), of the Acquiring Fund, Quality Income, Municipal Opportunity and Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”) (each, a “Fund” and collectively, the “Funds”) for use at the Special Meeting of the Common and Preferred Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 9, 2015, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, a “Special Meeting” and collectively, the “Special Meetings”). At the Special Meeting, holders of the VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity will consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement.

Each Fund is a closed-end management investment company. The Acquiring Fund is organized as a Massachusetts business trust. Each of Quality Municipal, Quality Income and Municipal Opportunity is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement are first being sent to holders of VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity on or about October 27, 2015. Shareholders of record of the Acquiring Fund as of the close of business on August 24, 2015 and shareholders of record of Quality Municipal, Quality Income and Municipal Opportunity (the “Target Funds” and each, a “Target Fund”) as of the close of business on September 14, 2015 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matters coming before each Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s).

Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

The Board of each of the Acquiring Fund, Quality Income and Municipal Opportunity has determined that the use of this Joint Proxy Statement for the Special Meetings is in the best interests of each Fund and the holders of its VRDP Shares in light of the similar matters being considered and voted on by shareholders.

Pursuant to this Joint Proxy Statement, holders of VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity are being solicited to vote on the following proposals:

Proposal No. 1.	To approve the Agreement and Plan of Reorganization (VRDP shareholders of the Acquiring Fund, Quality Income and Municipal Opportunity);

Proposal No. 2.	To approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization (VRDP shareholders of the Acquiring Fund only);

Proposal No. 3(a).	To approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Acquiring Fund (VRDP shareholders of the Acquiring Fund only); and

Proposal No. 3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (VRDP shareholders of the Acquiring Fund only).

In addition to its VRDP Shares, each Fund has common shares outstanding, and Quality Municipal has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding. To be approved, the proposals described above must be approved by the Funds’ common and preferred shareholders as follows:

Proposal No. 1.	With respect to each Target Fund, Proposal No. 1 must be approved (i) by the Target Fund’s common and preferred shareholders, voting together as a single class, and (ii) by the Target Fund’s preferred shareholders, voting separately.

With respect to the Acquiring Fund, Proposal No. 1 must be approved by the Acquiring Fund’s preferred shareholders, voting separately (but not by the Acquiring Fund’s common shareholders).

Proposal No. 2.	Proposal No. 2 must be approved (i) by the Acquiring Fund’s common and preferred shareholders, voting together as a single class, and (ii) by the Acquiring Fund’s common shareholders, voting separately.

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Proposal No. 3(a).	Proposal No. 3(a) must be approved by the Acquiring Fund’s common and preferred shareholders, voting together as a single class.

Proposal No. 3(b).	Proposal No. 3(b) must be approved by the Acquiring Fund’s common and preferred shareholders, voting together as a single class.

Only the holders of VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity are being solicited to vote on the proposals described above pursuant to this Joint Proxy Statement. The common shareholders of the Funds are being solicited to vote on the proposals described above by means of a separate joint proxy statement/prospectus, and the holders of VMTP Shares of Quality Municipal are being solicited to vote on that Fund’s reorganization proposal by means of a separate proxy statement.

A quorum of shareholders is required to take action at each Special Meeting. A majority of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast in person or by proxy at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. None of the proposals described in this Joint Proxy Statement is considered a “routine” matter under the rules of the NYSE.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Special Meeting, or, if adjourned or postponed, one business day before the day to which the Special Meeting is adjourned or postponed, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the NYSE, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares who have voted on the proposal. Rule 452 permits proportionate voting of a Fund’s VRDP Shares with respect to a particular item if, among other things, (1) a minimum of 30% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

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Those persons who were shareholders of record of the Acquiring Fund as of the close of business on August 24, 2015 and those persons who were shareholders of record of a Target Fund as of the close of business on September 14, 2015 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of August 24, 2015 (for the Acquiring Fund) and September 14, 2015 (for each Target Fund), the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	VRDP Shares(1)	VMTP Shares(1)
Acquiring Fund (NVG)	24,646,630	1,790	—
Quality Municipal (NQI)	38,406,871	—	2,404
Quality Income (NQU)	48,920,182	3,854	—
Municipal Opportunity (NIO)	95,610,971	6,672	—

(1)	The common shares of the Acquiring Fund are listed on the NYSE MKT, and the common shares of Quality Municipal, Quality Income and Municipal Opportunity are listed on the NYSE. Upon the closing of the reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. Each of the Acquiring Fund, Quality Income and Municipal Opportunity has one series of VRDP Shares outstanding. Quality Municipal has one series of VMTP Shares outstanding. Neither the VRDP Shares of the Acquiring Fund, Quality Income or Municipal Opportunity nor the VMTP Shares of Quality Municipal are listed on any exchange.

The proposed reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminate overlapping investment mandates of the funds and differentiate the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. As part of this initiative, the Board of the Acquiring Fund approved the following proposals: (1) certain changes to the non-fundamental policies of the Acquiring Fund, which provide an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its managed assets in lower rated municipal securities and require the Acquiring Fund to invest exclusively in municipal securities that generate income exempt from the federal alternative minimum tax applicable to individuals; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Acquiring Fund to “Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund.”

The Acquiring Fund currently has a fundamental investment policy requiring it to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. The Acquiring Fund’s current non-fundamental investment policies require, under normal circumstances, that the Fund invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Fund currently may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals.

Under the expanded investment mandate, the Acquiring Fund’s fundamental investment policy to invest at least 80% of its managed assets in municipal securities and other related investments the

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income from which is exempt from regular federal income taxes will not change. However, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Acquiring Fund will adopt a non-fundamental investment policy pursuant to which the Acquiring Fund will, under normal circumstances, invest 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

The current and new investment policies set forth above are non-fundamental policies. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes.

The terms of the reorganization of each Target Fund into the Acquiring Fund are set forth in an Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund. The Agreement and Plan of Reorganization provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with the Reorganizations will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Agreement and Plan of Reorganization may be amended by the Funds, as specifically authorized by each Fund’s Board, provided that following the Special Meeting, no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

Each new series of Acquiring Fund VRDP Shares will have the same variable dividend rate terms, mandatory tender terms, liquidity provider purchase obligation and liquidation preference as the series of Target Fund VRDP Shares for which it will be exchanged. The optional tender for remarketing right of each new series of Acquiring Fund VRDP Shares will be the same as the right of the corresponding series of Target Fund VRDP Share as of the closing of the Reorganizations. However, there are certain differences between the Acquiring Fund VRDP Shares being issued in the Reorganizations and the Target Fund VRDP Shares being exchanged therefor. The changes are described in detail in this Joint Proxy Statement. A vote by a holder of Target Fund VRDP Shares for the applicable Reorganization is effectively a vote in favor of those changes.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred

v

shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement.

With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, voting separately. The affirmative vote of a majority of the common and preferred shareholders of the Acquiring Fund, voting together as a single class, and the affirmative vote of a majority of the common shareholders of the Acquiring Fund, voting separately, are required to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. The VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity and the VMTP Shares of Quality Municipal were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the shareholder approval required for that Fund’s Reorganization(s) may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the applicable Reorganization proposal(s), and there is no guarantee that such shareholder(s) will approve the proposal(s). If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

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The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement by reference:

(1)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-09475);

(2)	the audited financial statements and related independent registered public accounting firm’s report for Quality Income and the financial highlights for Quality Income contained in the Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-06303);

(2)	the audited financial statements and related independent registered public accounting firm’s report for Municipal Opportunity and the financial highlights for Municipal Opportunity contained in the Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-06379);

(4)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2015 (File No. 811-09475);

(5)	the unaudited financial statements for Quality Income contained in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2015 (File No. 811-06303); and

(6)	the unaudited financial statements for Municipal Opportunity contained in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2015 (File No. 811-06379).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. In addition, each Fund will furnish, without charge, a copy of its most recent Annual or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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The common shares of the Acquiring Fund are listed on the NYSE MKT, and the common shares of Quality Municipal, Quality Income and Municipal Opportunity are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. Neither the VRDP Shares of the Acquiring Fund, Quality Income or Municipal Opportunity nor the VMTP Shares of Quality Municipal are listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

The offering and issuance of VRDP Shares of the Acquiring Fund have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, the VRDP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganizations are being offered and sold only to holders of VRDP Shares of the Target Funds that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer. See the Confidential Information Memorandum (the “Memorandum”) attached as Appendix G to this Joint Proxy Statement.

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JOINT PROXY STATEMENT

OCTOBER 23, 2015

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND (NVG)

NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)

AND

NUVEEN MUNICIPAL OPPORTUNITY FUND, INC. (NIO)

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TABLE OF CONTENTS

(continued)

Page
GENERAL INFORMATION	87
Outstanding Shares of the Acquiring Fund, Quality Income and Municipal Opportunity	87
Shareholders of the Acquiring Fund, Quality Income and Municipal Opportunity	87
Expenses of Proxy Solicitation	88
Shareholder Proposals	89
Shareholder Communications	89
Custodian, Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Remarketing Agents	89
Fiscal Year	90
Shareholder Report Delivery	90
Other Information	90

APPENDIX A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B — FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT	B-1

APPENDIX C — FORM OF NEW SUB-ADVISORY AGREEMENT	C-1

APPENDIX D — INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISER	D-1

APPENDIX E — FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY THE ADVISER AND THE SUB-ADVISER WITH SIMILAR INVESTMENT OBJECTIVES AS THE ACQUIRING FUND	E-1

APPENDIX F — MINNESOTA STATUTES—RIGHTS OF DISSENTING SHAREHOLDERS	F-1

APPENDIX G — CONFIDENTIAL INFORMATION MEMORANDUM	G-1

x

PROPOSAL NO. 1—REORGANIZATION OF EACH TARGET FUND INTO THE ACQUIRING FUND (VRDP SHAREHOLDERS OF THE ACQUIRING FUND, QUALITY INCOME AND MUNICIPAL OPPORTUNITY)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement and the appendices hereto. Shareholders should read the entire Joint Proxy Statement carefully.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. The proposals included the Acquiring Fund’s expanded investment mandate and the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of such Fund. Each Fund’s Board considered the Reorganization(s) in connection with these proposals. The Target Funds and the Acquiring Fund have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes.

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, each Fund’s Board believes that the Reorganizations and the expanded investment mandate of the Acquiring Fund may benefit common shareholders in a number of ways, including, among other things:

•

Meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions and result in a more attractive yield, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value;

•	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

•	Greater liquidity and ease of trading due to substantially more common shares outstanding;

•

Lower fund administrative costs (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base, which would partially offset the increase in the management fees of the Acquiring Fund; and

•	Dividends exempt from the federal alternative minimum tax applicable to individuals.

Under its expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. The Acquiring Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Acquiring Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Acquiring Fund’s preferred shares. See “Risk Factors” in the Memorandum, which is attached as Appendix G to this Joint Proxy Statement and forms a part of this Joint Proxy Statement, for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that preferred shareholders of a Target Fund who receive Acquiring Fund preferred shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. However, gain or loss may be recognized by a shareholder who exercises dissenters’ rights under Minnesota Law. Prior to the closing of the Reorganizations, each of the Funds is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of each Fund. To the extent that portfolio securities of a Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses. Gains from such sales will be taxable to a Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the

Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund preferred shareholders who hold preferred shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders. If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code and that preferred shareholders of a Target Fund will not recognize gain or loss upon the exchange of their shares, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, each of K&L Gates LLP (with respect to the VMTP Shares) and Sidley Austin LLP (with respect to the VRDP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares or VRDP Shares, as applicable, received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes. Distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganizations could differ significantly from those described above.

Comparison of the Acquiring Fund and each Target Fund

General.    The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	July 12, 1999	Massachusetts	business trust
Quality Municipal	October 23, 1990	Minnesota	corporation
Quality Income	January 23, 1991	Minnesota	corporation
Municipal Opportunity	July 25, 1991	Minnesota	corporation

Capitalization – Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	24,646,630	$0.01	None	None	NYSE MKT
Quality Municipal	200,000,000	38,406,871	$0.01	None	None	NYSE
Quality Income	200,000,000	48,920,182	$0.01	None	None	NYSE
Municipal Opportunity	200,000,000	95,610,971	$0.01	None	None	NYSE

(1)	As of August 24, 2015 (for the Acquiring Fund) and September 14, 2015 (for each Target Fund).

Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE.

The Acquiring Fund currently has outstanding 1,790 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (“Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. Quality Municipal currently has outstanding 2,404 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; Quality Income currently has outstanding 3,854 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; and Municipal Opportunity currently has outstanding 6,672 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. VRDP Shares and VMTP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical (with respect to VMTP Shares) or substantially similar (with respect to VRDP Shares) to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have substantially similar investment objectives. The investment objectives of the Acquiring Fund, Quality Municipal and Municipal Opportunity are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Quality Income’s primary investment objective is current income exempt from regular federal income tax. Quality Income’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund currently has a fundamental investment policy requiring it to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. The Acquiring Fund’s current non-fundamental investment policies require that, under normal circumstances, the Fund invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permit the Fund to invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Fund currently may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. These investment policies are substantially similar to those of each Target Fund.

The Board of the Acquiring Fund has approved certain changes to the non-fundamental investment policies of the Acquiring Fund. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes.

Under the expanded investment mandate, the Acquiring Fund’s fundamental investment policy to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes will not change. However, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Acquiring Fund will adopt a non-fundamental investment policy pursuant to which the Acquiring Fund will, under normal circumstances, invest 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. These changes to the Acquiring Fund’s non-fundamental investment policies will result in the Acquiring Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The following summary compares the principal investment policies and strategies of the Acquiring Fund, giving effect to the new investment policies of the Acquiring Fund, to the current principal investment policies and strategies of the Target Funds. Unless otherwise indicated, descriptions of the Acquiring Fund’s investment policies, strategies and risks in this Joint Proxy Statement give effect to the new investment policies of the Acquiring Fund. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to leverage.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s primary investment objective is current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Identical with respect to Quality Municipal and Municipal Opportunity. Substantially similar with respect to Quality Income.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Identical.

Credit Quality:

Under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

The Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

Alternative Minimum Tax Policy:

Under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

	Alternative Minimum Tax Policy: The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax.	Alternative Minimum Tax Policy: The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax.	The Acquiring Fund will invest exclusively in securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Target Funds have no such policy.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Identical.

Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Identical.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Substantially similar.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal bonds of the types in which the Fund may invest directly.

Substantially similar.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Identical.

Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and each Target Fund, as of April 30, 2015, is set forth in the table below. The information for the Acquiring Fund in the table below reflects the Acquiring Fund’s current investment mandate. Under the Acquiring Fund’s expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

Credit Rating(1)	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity
AAA/U.S. Guaranteed	32.0%	19.9%	12.7%	22.3%
AA	38.4%	46.3%	51.1%	46.2%
A	14.3%	23.4%	15.6%	19.7%
BBB	9.9%	5.9%	10.0%	6.1%
BB or lower	4.3%	2.6%	9.5%	4.1%
N/R (not rated)	0.9%	1.9%	1.1%	1.6%
N/A (not applicable)(2)	0.2%	—	—	—

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Relates to investment company holdings for the Acquiring Fund.

Leverage.    Each Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings, and (3) inverse floating rate securities (sometimes referred to as “inverse floaters”), which have the economic effect of leverage. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below. Following the Reorganizations, it is expected that the Acquiring Fund will seek to incur additional leverage to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Acquiring Fund prior to the Reorganizations.

Acquiring Fund	2014	2013	2012
Asset Coverage Ratio(1)	341.95%	316.88%	342.77%
Regulatory Leverage Ratio(2)	29.24%	31.56%	29.17%
Effective Leverage Ratio(3)	35.20%	38.11%	35.38%

Quality Municipal	2014	2013	2012
Asset Coverage Ratio(1)	341.26%	320.21%	347.81%
Regulatory Leverage Ratio(2)	29.30%	31.23%	28.75%
Effective Leverage Ratio(3)	35.72%	38.43%	36.68%

Quality Income	2014	2013	2012
Asset Coverage Ratio(1)	299.29%	280.34%	326.07%
Regulatory Leverage Ratio(2)	33.41%	35.67%	30.67%
Effective Leverage Ratio(3)	36.48%	39.33%	34.55%

Municipal Opportunity	2014	2013	2012
Asset Coverage Ratio(1)	325.65%	307.23%	328.84%
Regulatory Leverage Ratio(2)	30.71%	32.55%	30.41%
Effective Leverage Ratio(3)	37.25%	39.54%	36.13%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.
(2)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has eleven (11) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons.

While the Acquiring Fund and Target Funds have the same Board Members, the Acquiring Fund, which is organized as a Massachusetts business trust (the “Massachusetts Fund”), has a board structure that is different from the structure for the Target Funds, which are organized as Minnesota corporations (the “Minnesota Funds”). All members of the boards of directors of the Minnesota Funds stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Fund’s by-laws, the board of trustees of the Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two trustees of the Acquiring Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. To the extent the preferred shares are held by a small number of institutional holders, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two trustees of the Acquiring Fund at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended October 31, 2014, the effective management fee rates of the Acquiring Fund, Quality Municipal, Quality Income and Municipal Opportunity, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.59%, 0.59%, 0.58% and 0.58%, respectively.

13

The current annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

Fund-Level Fee Schedule for Quality Municipal, Quality Income and Municipal Opportunity

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For net assets over $5 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

As part of the Acquiring Fund’s expanded investment mandate, shareholders of the Acquiring Fund are being asked to approve a new Investment Management Agreement for the Fund. The new Investment Management Agreement provides for a higher management fee rate payable at each current breakpoint level. The increased management fee schedule under the new Investment Management Agreement reflects the increased level of ongoing credit research and surveillance resulting from the Acquiring Fund’s expanded investment mandate and is intended to standardize the Acquiring Fund’s Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. See “Proposal No. 3.”

The annual fund-level fee rate for the Acquiring Fund under the new Investment Management Agreement, payable monthly, will be calculated according to the following schedule:

Proposed Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

For each Fund, the fee rate under the proposed Investment Management Agreement is higher than the current fee rate at each comparable breakpoint. With respect to the Acquiring Fund, the new fee schedule includes an additional breakpoint at over $5 billion in assets.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors currently pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. At the Special Meeting, shareholders of the Acquiring Fund are being asked to approve a new Sub-Advisory Agreement for the Fund that will have a revised fee. See “Proposal No. 3.” Under the new Sub-Advisory Agreement, Nuveen Fund Advisors would pay Nuveen Asset Management a fee, payable monthly, equal to 42.8572% of the management fee (net of applicable waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

If the management fee schedule under the new Investment Management Agreement had been in effect for the twelve (12) months ended October 31, 2014, pro forma management fees of the combined fund would have been approximately four to nine basis points higher than the management fees paid by the Funds under the current Investment Management Agreements, as a percentage of managed assets, and approximately four to nine basis points higher than the management fees paid by the Funds under the current Investment Management Agreements, as a percentage of assets attributable to common shares. The combined fund’s pro forma expense ratio (excluding the costs of leverage) is projected to be approximately three basis points lower to four basis points higher than the current expense ratios (excluding the costs of leverage) of the Funds during the first year following the closing of the Reorganizations and approximately two to nine basis points lower to five basis points higher than the current expense ratios (excluding the costs of leverage) of the Funds thereafter. See “—Comparative Expense Information” on page 17.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of October 31, 2014, the complex-level fee rate for each Fund was 0.1643%. Because all Nuveen Funds pay the same complex-level fee rate, the rate paid by each Fund will not change as a result of the proposed Reorganizations.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the complex-level fee, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement will be included in the Fund’s Annual Report for the fiscal year ending October 31, 2015. A discussion of the basis for the Board’s approval of the Acquiring Fund’s new Investment Management Agreement and Sub-Advisory Agreement appears under “Proposal 3—C. Board Considerations” below.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Municipal Opportunity, Douglas J. White, CFA, is the portfolio manager of Quality Municipal and Thomas C. Spalding, CFA, is the portfolio manager of Quality Income. Mr. Brennan assumed portfolio management responsibility for the Acquiring Fund in 2006 and for Municipal Opportunity in 2006, Mr. White assumed portfolio management responsibility for Quality Municipal in 2011, and Mr. Spalding assumed portfolio management responsibility for Quality Income in 2003. Mr. Brennan will continue to manage the combined fund upon completion of the Reorganizations.

Paul L. Brennan, CFA, CPA, is a Senior Vice President of Nuveen Investments. He manages several Nuveen municipal national and state mutual funds and closed-end bond funds. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Douglas J. White, CFA, is a Senior Vice President of Nuveen Investments. He began working in the financial industry in 1983 and he became a portfolio manager in 1985. Mr. White previously served as co-manager of portfolio analysis/equity management at IDS Financial Services and portfolio manager at Marquette Capital Management Corporation. Mr. White most recently managed several municipal funds and portfolios for FAF Advisors, prior to joining Nuveen Asset Management and was the manager of FAF Advisors’ tax-exempt fixed-income team. He received a B.A. from Carleton College and an M.B.A. in finance from the University of Minnesota, and holds the CFA designation.

Thomas C. Spalding, CFA, is a Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 15 Nuveen-sponsored investment companies.

Comparative Risk Information

Because the Funds have substantially similar investment objectives and each Fund invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, the principal risks of the Funds are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

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Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors.

●	Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Code and future changes in tax laws and regulations.

●

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

●

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities; accordingly, the Acquiring Fund will be subject to heightened issuer credit risk under its new investment mandate.

●	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

●	Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

●	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

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Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

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Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

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High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds, “ are speculative and high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. While each Fund may currently invest in high yield securities, following the restructuring, the Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Memorandum, which is attached as Appendix G to this Joint Proxy Statement and forms a part of this Joint Proxy Statement.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended October 31, 2014, except as described in footnotes 1 and 5 below, and the pro forma expenses for the twelve (12) months ended October 31, 2014, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)(2)

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.89%	0.94%	0.89%	0.98%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(4)	0.45%	0.52%	0.65%	0.48%	0.55%
Other Expenses(5)	0.09%	0.09%	0.10%	0.08%	0.08%

Total Annual Expenses	1.44%	1.50%	1.69%	1.45%	1.61%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares),” excluding “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters,” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended October 31, 2014. “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters” have been restated and are based on the annualized expenses as a percentage of net assets applicable to common shares of the Acquiring Fund and Target Funds for the six (6) months ended April 30, 2015.
(2)	The purpose of the comparative fee table below, which is presented with the same adjustments and for the same period as the table above, is to assist you in understanding the impact of the Reorganizations on the Funds’ operating expenses, which do not include the costs of leverage.

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Combined Fund Pro Forma
Operating Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.89%	0.94%	0.89%	0.98%
Other Expenses	0.09%	0.09%	0.10%	0.08%	0.08%

Total Operating Expenses	0.99%	0.98%	1.04%	0.97%	1.06%

(3)

The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s new fund-level management fee rate to the Combined Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma assumes additional leverage in an amount expected to be incurred by the Acquiring Fund following the Reorganizations to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Acquiring Fund as of April 30, 2015. Combined Fund Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $365,000 (0.08%) for the Acquiring Fund, $370,000 (0.06%) for Quality Municipal, $620,000 (0.08%) for Quality Income and $1,060,000 (0.07%) for Municipal Opportunity. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015.
(4)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for both VMTP and VRDP Shares, where applicable, and annual liquidity and remarketing fees for VRDP Shares for Quality Income and Municipal Opportunity. VRDP Shares for the Acquiring Fund are considered to be Special Rate Period VRDP Shares and currently do not incur liquidity or remarketing fees. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal year. Other Expenses for Quality Income have been restated to exclude a one-time expense related to a tender offer which was effective September 19, 2014, and increased actual expenses for the most recent fiscal year.

The Adviser has agreed to implement a fee waiver which would begin on the effective date of the Reorganizations and will be phased out over the first year following the effective date of the Reorganizations. The waiver would be applied according to the following schedule and annual rates: (i) 0.05% of Managed Assets for the first 90 day period following the Reorganizations; (ii) 0.0375% of Managed Assets for the 91st through 180th day period following the Reorganizations; (iii) 0.025% of Managed Assets for the 181st through 270th day period following the Reorganizations; and (iv) 0.0125% of Managed Assets for the 271st through 365th day period following the Reorganizations. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund’s Investment Management Agreement terminates. The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued. The fee waiver is not reflected in the table above or in the Example. If the fee waiver had been in effect for the period shown in the table in footnote 2 above, Total Operating Expenses of the combined fund pro forma, net of the fee waiver, would have been 1.01%.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$15	$46	$79	$172
Quality Municipal	$15	$47	$82	$179
Quality Income	$17	$53	$92	$200
Municipal Opportunity	$15	$46	$79	$174
Combined Fund Pro Forma	$16	$51	$88	$191

Comparative Performance Information

Comparative total return performance for the Funds for periods ended April 30, 2015:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	9.64%	7.35%	5.91%	10.39%	5.95%	6.03%
Quality Municipal	8.20%	7.31%	5.31%	7.17%	4.65%	4.31%
Quality Income	10.02%	7.71%	5.97%	6.96%	5.76%	6.08%
Municipal Opportunity	9.15%	7.56%	5.58%	10.19%	7.22%	5.82%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Because the Funds have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, the Funds’ principal risks are similar. The principal risks of investing in the Acquiring Fund, including risks inherent in investing in VRDP Shares, are described under the caption “Risk Factors” in the Memorandum, which is attached as Appendix G to this Joint Proxy Statement and forms a part of this Joint Proxy Statement.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. As part of this initiative, the Board of the Acquiring Fund approved an expanded investment mandate for the Acquiring Fund, and the Board of each Target Fund and the Acquiring Fund approved the Reorganizations. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Reorganizations and the expanded investment mandate of the Acquiring Fund are intended to provide meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions; and result in a more attractive yield, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value; increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund; greater liquidity and ease of trading due to substantially more common shares outstanding; lower fund administrative costs (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund; and dividends exempt from the federal alternative minimum tax applicable to individuals.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund (the “Agreement”), in the form attached as Appendix A, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about December 7, 2015, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement. The repositioning of the Acquiring Fund’s portfolio to reflect its new investment policies is expected to occur over time and will depend on market conditions.

Following the Reorganizations, each preferred shareholder of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually. In addition, all of the VRDP Shares of the Acquiring Fund are currently owned by a single institutional investor and all of the VMTP Shares of Quality Municipal are currently owned by a single institutional investor.

The holders of VRDP Shares of Quality Income and Municipal Opportunity will receive the following new series of VRDP Shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Quality Income	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

Municipal Opportunity	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 3 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Dividends will accumulate on the VRDP Shares of each of Quality Income and Municipal Opportunity up to and including the day before the Closing Date and will be paid on the Closing Date. The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations of Quality Income and Municipal Opportunity will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund of the proposals with respect to such Fund’s Reorganization(s) in the Fund’s respective proxy statements, (2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (3) the absence of legal proceedings challenging the Reorganizations, (4) the Funds’ receipt of certain customary certificates and legal opinions and (5) the effectiveness of the new investment management agreement and new sub-advisory agreement. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares. The Funds are not required under the respective statements of preferences with respect to VMTP Shares or VRDP Shares to maintain any particular (or particular level of) long-term ratings for the VMTP Shares or VRDP Shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of such Reorganization(s). At a meeting held on August 24, 2015 (the “August Meeting”), the Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

Since the beginning of the year, the Adviser has been evaluating the national municipal closed-end fund market and, in particular, its leveraged national municipal closed-end funds and their position in the market. As part of this broad initiative, the Adviser has proposed to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds to create fewer funds with greater scale, eliminate overlapping investment mandates of the funds and to better differentiate the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. Consistent with this initiative, the Adviser proposed certain changes to non-fundamental investment policies which included an expanded investment mandate of the Acquiring Fund and proposed the approval of the Reorganization of each Target Fund into the Acquiring Fund. The expanded investment mandate of the Acquiring Fund coupled with the Reorganizations were intended, among other things, to create a combined fund with significantly greater scale and an expanded investment mandate and to provide various benefits to shareholders as outlined in further detail below.

During the course of the year, the Adviser had made presentations, and the Boards had received a variety of materials relating to the proposed expanded investment mandate and Reorganizations, including the rationale therefore. Prior to approving the Reorganizations and related proposals, the independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in private sessions without management present. The Boards considered a number of principal factors presented at the time of the August Meeting or prior meetings in reaching their determinations, including the following:

●	the compatibility of the Funds’ investment objectives, policies and related risks;

●	consistency of portfolio management;

●	the potential for improved economies of scale over time and the effect on fees and total expenses;

●	the potential for improved secondary market trading with respect to the common shares;

●	the anticipated federal income tax-free nature of the Reorganizations;

●	the expected costs of the Reorganizations;

●	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

●	the effect of the Reorganizations on shareholder rights; and

●	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    The Boards noted that each Fund is a diversified closed-end fund. Based on the information presented, the Boards noted that the investment objectives of the Acquiring Fund and each Target Fund are substantially similar and that each Fund invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes.

The Boards noted that each of the Funds have a non-fundamental investment policy requiring that under normal circumstances, the respective Fund will invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permitting it to invest up to 20% of its managed assets in below-investment-grade municipal securities. However, the Boards recognized that the expanded investment mandate of the Acquiring Fund will create some notable differences between the investment policies of the Acquiring Fund and the Target Funds relating to exposure to below-investment-grade securities and securities that generate income subject to the federal alternative minimum tax applicable to individuals. More specifically, the Board of the Acquiring Fund approved changing the non-fundamental investment policies pursuant to which, under normal circumstances, the Acquiring Fund must invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s Sub-Adviser. The Board of the Acquiring Fund adopted a new non-fundamental policy for the Acquiring Fund permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of the investment, Baa/BBB or below, including below-investment-grade municipal securities or unrated securities judged to be of comparable quality by the Fund’s Sub-Adviser. The Boards recognized that under this expanded investment mandate, it was expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. In addition, the Boards recognized that the Funds currently can invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. The Boards noted that as part of the changes, the Board of the Acquiring Fund has approved a policy of investing, under normal circumstances, 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

Although the Funds have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, and therefore the current principal risks are similar, the Boards recognized that the expanded investment mandate of the Acquiring Fund will create some differences in investment risks in certain respects. The Boards noted that while the Acquiring Fund’s greater allocation to lower rated municipal securities under its expanded investment mandate is expected to result in meaningfully higher net earnings that may support higher common share distributions, the Acquiring Fund may also be exposed to increased credit risk. Further, each Target Fund is subject to alternative minimum tax risk, the risk that all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax. Given the Acquiring Fund’s proposed policy to invest, under normal circumstances, exclusively in municipal securities that at the time of investment generate income exempt from the federal alternative minimum applicable to individuals, this risk will not be a principal risk applicable to an investment in the Acquiring Fund under the new investment mandate.

In addition to evaluating the compatibility of the investment strategies and related risks, the Boards considered the portfolio composition of each Fund and the impact of the Reorganizations and restructuring on each Fund’s portfolio, including the shifts in credit quality as well as any shifts in sector allocations, yield, leverage and leverage costs. The Boards also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund, including the secondary market trading of its shares. The Boards also recognized that each Fund utilizes leverage. If the Reorganizations are approved, the Boards considered that the Funds may sell portfolio securities prior to the closing of the Reorganizations. Similarly, the Acquiring Fund is also expected to buy and sell a portion of its portfolio investments as part of its restructuring and will incur transaction costs. The Boards considered the potential for related gains and losses of such transactions.

In evaluating the Reorganizations and related proposals, the Boards considered the anticipated benefits that the Reorganizations and expanded investment mandate of the Acquiring Fund were intended to provide to common shareholders including, among other things, (a) meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions and result in a more attractive yield, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value; (b) increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund; (c) greater liquidity and ease of trading due to substantially more common shares outstanding; (d) lower fund administrative costs (excluding the costs of leverage) as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund; and (e) dividends exempt from the federal alternative minimum tax applicable to individuals.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser and sub-adviser. The portfolio manager of the Acquiring Fund is also the portfolio manager of Municipal Opportunity and will continue to be supported by the same credit team and infrastructure that supports the managers of the Sub-Adviser’s dedicated high yield mandates. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser and substantially similar investment objectives; however, the Acquiring Fund will be following the new expanded investment mandate as noted above.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Total Expenses.    The Boards considered the fees and expense ratios of each of the Funds, including the estimated expenses of the Acquiring Fund following the Reorganizations, the costs of leverage among the Funds and the impact of the Reorganizations on such costs, and the Adviser’s proposed expense waiver.

The Boards reviewed the new proposed Investment Management Agreement of the Acquiring Fund which provides for a higher contractual management fee rate payable at each breakpoint than the contractual fee rate at each comparable breakpoint reflected in each Fund’s current Investment Management Agreement. The Boards recognized that the revised Acquiring Fund’s breakpoint schedule included an additional breakpoint at over $5 billion in assets. The Boards also considered the Adviser’s proposed fee waiver for the one-year period following the closing of the Reorganizations. The Boards recognized that as of the most recent fiscal year end and without giving effect to the fee waiver, the Acquiring Fund’s pro forma expense ratio as a percentage of net assets attributable to common shares (excluding the cost of leverage) would have been higher than the expense ratio of each Fund. Taking the fee waiver into account, the Acquiring Fund’s pro forma expense ratio (excluding the cost of leverage) would have been lower than the expense ratio for only Quality Income. The Boards also recognized that the Acquiring Fund’s larger scale as a result of the Reorganizations was expected to result in lower administrative costs which were anticipated to partially offset any increases in management fees.

In its review, the Boards also reviewed the proposed sub-advisory fee rate for the Acquiring Fund (as a percentage of the Acquiring Fund’s management fee net of applicable waivers and reimbursements) after the restructuring and observed that the sub-advisory fee rate the Adviser pays to the Sub-Adviser under the new Sub-Advisory Agreement would be higher than the sub-advisory fee rate under the current Sub-Advisory Agreement. The Boards recognized that the higher contractual fee rate schedule was intended to reflect the increased level of ongoing credit research and surveillance required under the Acquiring Fund’s expanded investment mandate as well as to standardize the investment management agreements of Nuveen’s municipal closed-end funds.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels following the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to increase competitiveness and investor appeal which may enhance secondary market trading prices relative to net asset value as well as provide greater liquidity and ease of trading due to substantially more common shares outstanding.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganizations and the allocation of such costs between each Fund. The Boards noted that the allocation of the costs of the Reorganizations would be based on the relative expected benefits of the Reorganizations and the expanded investment mandate of the combined fund, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, the respective Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust and each of the Target Funds is organized as a Minnesota corporation. In this regard, the Boards recognized that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Board of the Massachusetts Fund differs from that of the Boards of the Minnesota Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. The Boards recognized that the Adviser and the Sub-Adviser will receive additional compensation under the revised fee schedules of the new Investment Management Agreement and new Sub-Advisory Agreement. Other benefits may also include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the independent Board Members, approved the Reorganization(s) involving its Fund, concluding that such Reorganization(s) are in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2015, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.93105458 common shares of the Acquiring Fund issued for each common share of Quality Municipal, approximately 0.96694686 common shares of the Acquiring Fund issued for each common shares of Quality Income and approximately 0.96444246 common shares of the Acquiring Fund issued for each common share of Municipal Opportunity. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Pro Forma Adjustments	Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 1,790 shares outstanding for Acquiring Fund; 3,854 shares outstanding for Quality Income; 6,672 shares outstanding for Municipal Opportunity; and 12,316 shares outstanding for Combined Fund Pro Forma	$179,000,000	$—	$385,400,000	$667,200,000	$—	$1,231,600,000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 2,404 shares outstanding for Quality Municipal; and 2,404 shares outstanding for Combined Fund Pro Forma	$—	$240,400,000	$—	$—	$—	$240,400,000

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 26,664,130 shares outstanding for Acquiring Fund; 38,436,871 shares outstanding for Quality Municipal; 48,941,182 shares outstanding for Quality Income; 95,610,971 shares outstanding for Municipal Opportunity; and 201,985,735 shares outstanding for Combined Fund Pro Forma	$266,641	$384,369	$489,412	$956,110	$(76,675	)(2)	$2,019,857
Paid-in surplus	372,960,162	537,777,571	675,426,846	1,332,213,420	(2,338,325	)(3)	2,916,039,674
Undistributed (Over-distribution of) net investment income	$3,206,364	$1,096,759	$6,464,597	$13,518,819	$(12,175,846	)(4)	$12,110,693
Accumulated net realized gain (loss)	(6,091,959)	(26,485,853)	(16,640,092)	(14,601,764)	—		(63,819,668)
Net unrealized appreciation (depreciation)	60,158,474	64,897,736	101,175,737	165,770,184	—		392,002,131

Net assets attributable to common shares	$430,499,682	$577,670,582	$766,916,500	$1,497,856,769	$(14,590,846)		$3,258,352,687

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$16.15	$15.03	$15.67	$15.67			$16.13

Authorized shares:
Common	Unlimited	200,000,000	200,000,000	200,000,000			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	1,000,000			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of April 30, 2015, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about December 7, 2015, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.

(2)	Assumes the issuance of 35,786,939, 47,323,517 and 92,211,149 Acquiring Fund common shares in exchange for the net assets of Quality Municipal, Quality Income and Municipal Opportunity, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of April 30, 2015, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.
(3)	Includes the impact of estimated total Reorganization costs of $2,415,000, which will be borne by the Acquiring Fund, Quality Municipal, Quality Income and Municipal Opportunity in the amounts of $365,000, $370,000, $620,000 and $1,060,000, respectively.
(4)	Assumes Quality Income and Municipal Opportunity make net investment income distributions of $2,892,453 and $9,283,393, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $2,415,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganizations. These estimated expenses will be borne by the Acquiring Fund, Quality Municipal, Quality Income and Municipal Opportunity in the amounts of $365,000 (0.08%), $370,000 (0.06%), $620,000 (0.08%) and $1,060,000 (0.07%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of each Target Fund are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of the Target Funds, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Holders of preferred shares of the Target Funds are entitled to assert dissenters’ rights in connection with the Reorganizations of those Funds and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement as Appendix F. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix F. Holders of Target Fund preferred shares should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of Target Fund preferred shares who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights must file a written notice of intent to demand the fair value with the applicable Fund before the Special Meeting. The shareholder must not vote its preferred shares in favor of the Agreement. For this purpose, the “fair value” of the shares means the value of such preferred shares immediately prior to the Closing Date. A written notice of intent to demand the fair value of the Target Fund preferred shares should be submitted to the applicable Target Fund addressed to “Secretary, [FUND NAME], 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against adoption of the Agreement. It should specify the shareholder’s name and mailing address, the number of Target Fund preferred shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s Target Fund preferred shares. Voting against, abstaining from voting or failing to vote on adoption of the Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Target Fund preferred shares of record as of the record date for the Special Meeting, and beneficial owners as of that date who hold Target Fund preferred shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the Target Fund preferred shares that are registered in that shareholder’s name, except where some of the Target Fund preferred shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Target Fund preferred shares that are beneficially owned by another person, the record owner must dissent with respect to all of the Target Fund preferred shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Target Fund preferred shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the Target Fund preferred shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Agreement. A shareholder’s failure to vote against adoption of the Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against adoption of the Agreement or a direction to abstain, the proxy will be voted for adoption of the Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If the shareholders of the Target Funds and the Acquiring Fund approve the Agreement, each Target Fund will send a notice (the “Notice of Procedure”) to all holders of the Fund’s preferred shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes.

In order to receive the fair value of Target Fund preferred shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the Fund’s Reorganization takes effect. A Target Fund may establish contingent liabilities for any preferred shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Closing Date, each Target Fund shall remit to each dissenting holder of the Fund’s preferred shares who has complied with the requirements for asserting dissenters’ rights the amount the Fund estimates to be the fair value of the shares, plus interest and less applicable withholding taxes, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”).

A Target Fund may withhold this payment from a person who was not a holder of the Fund’s preferred shares on the date the Fund’s Reorganization was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Target Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If a Target Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Target Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where a Target Fund is required to pay the fair value of its preferred shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of the Target Fund preferred shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to the applicable Fund of the dissenter’s own estimate of the fair value of the preferred shares, plus interest, within 30 days after the Fund mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by the Target Fund.

Petition; Determination

If a Target Fund receives a demand based on the dissenter’s own estimate of the fair value of the Target Fund preferred shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Fund, or file in court a petition requesting that the court determine the fair value of the preferred shares, plus interest. The petition shall be filed in the county in which the registered office of the applicable Target Fund is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Target Fund. After filing the petition, the Target Fund shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the Target Fund preferred shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the Target Fund preferred shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of Target Fund preferred shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Target Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of the Target Fund preferred shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against a Target Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that a Target Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, each of K&L Gates LLP (with respect to the VMTP Shares) and Sidley Austin LLP (with respect to the VRDP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares or VRDP Shares, as applicable, received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders of a Target Fund who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders with respect to the year to be taxable for federal income tax purposes.

In addition, prior to the closing of the Reorganizations, each of the Funds is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. To the extent that portfolio securities of a Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses. Gains from such sales will be taxable to a Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund preferred shareholders who hold preferred shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of April 30, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Capital losses to be carried forward	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity
Expiring October 31, 2016	$—	$2,623,034	$—	$—
Expiring October 31, 2017	—	217,918	—	—
Expiring October 31, 2018	$—	$322,087	$—	$—
Not subject to expiration	—	17,076,372	7,394,018	5,569,803

Total	$—	$20,239,411	$7,394,018	$5,569,803

A Fund is generally able to carryforward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Net capital losses from taxable years beginning on or prior to December 22, 2010, however, are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments before or after the Reorganizations, including any sales made to take advantage of its ability to hold a greater percentage of lower rated municipal securities, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of a Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of each Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. Each Fund is separately soliciting the votes of its common shareholders through a separate joint proxy statement/prospectus and not through this Joint Proxy Statement. In addition, Quality Municipal is separately soliciting the votes of its preferred shareholders through a separate proxy statement.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

De scription of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust, as amended, are substantially similar to the provisions of each Target Fund’s articles of incorporation, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding.

Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Whenever preferred shares, including VRDP Shares, are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of VRDP Shares to be Issued by the Acquiring Fund

General

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganizations of each of Quality Income and Municipal Opportunity (the “New VRDP Shares”) will be substantially similar, as of the closing of the Reorganizations, to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, as applicable, for which they are exchanged. The aggregate liquidation preference of each series of New VRDP Shares will equal the aggregate liquidation preference of the corresponding series of VRDP Shares of Quality Income or Municipal Opportunity, as applicable, immediately prior to the closing of the Reorganizations. In addition, the documents governing the New VRDP Shares will be substantially similar to the documents governing the Outstanding VRDP Shares of the Acquiring Fund. However, the Outstanding VRDP Shares of the Acquiring Fund were issued with a special rate period, which is scheduled to continue until December 14, 2016, subject to early transition or extension. See “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 80.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Each series of New VRDP Shares will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give seven days’ notice on any business day to tender the securities for remarketing. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The statement establishing and fixing the rights and preferences (the “Statement”) of each series of New VRDP Shares generally requires that the Acquiring Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by an entity acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The liquidity provider for each of the Quality Income and Municipal Opportunity VRDP Shares entered into a purchase agreement with respect to the applicable Target Fund VRDP Shares, subject to periodic (i) extension by agreement with the applicable Target Fund or (ii) replacement of the liquidity provider in accordance with the applicable statement establishing and fixing the rights and preferences of the applicable VRDP Shares (each, a “Target Fund VRDP Statement”) and the related agreements. Prior to or upon the closing of the Reorganizations, the bank acting as liquidity provider for the VRDP Shares of a Target Fund as of the date of this Joint Proxy Statement may be replaced. The purchase agreement with the replacement liquidity provider must contain a purchase obligation substantially identical to the purchase obligation of the current liquidity provider. The purchase agreement for each series of the New VRDP Shares will contain a purchase obligation substantially identical to such purchase obligation and will be substantially in the form attached as an appendix to Appendix G hereto. The obligation of the liquidity provider to purchase the New VRDP Shares of a series pursuant to the purchase agreement will run to the benefit of the holders and beneficial owners of the New VRDP Shares of the applicable series and will be unconditional and irrevocable, and as such the short-term ratings assigned to each series of the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. The initial term of the purchase agreement with the liquidity provider for each series of New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of VRDP Shares of Quality Income or Municipal Opportunity, as applicable, exchanged therefor.

Prior to the final mandatory redemption date for each series of New VRDP Shares, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the Statement and fee agreement with the liquidity provider for each series of New VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. If the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and under the Acquiring Fund’s agreement with the liquidity provider with respect to a series of New VRDP Shares, and such failure is not cured by the applicable cure date, the Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the minimum asset coverage requirement. The number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent the Acquiring Fund does a mandatory redemption of any VRDP Shares, the Acquiring Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Each series of New VRDP Shares will have equal priority with other preferred shares of the Acquiring Fund, including all other series of New VRDP Shares, the Outstanding VRDP Shares and the new VMTP Shares of the Acquiring Fund to be issued in the Reorganization of Quality Municipal (the “New VMTP Shares”), as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Each holder of VRDP Shares of Quality Income or Municipal Opportunity should review the more detailed information concerning the terms of the New VRDP Shares contained in the Memorandum, which is attached as Appendix G to this Joint Proxy Statement and forms a part of this Joint Proxy Statement, and the other documents incorporated by reference or otherwise summarized in this Joint Proxy Statement and in the Memorandum, including the information set forth in the sections “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds” below and “Risk Factors” in the Memorandum as well as the forms of Statements for the New VRDP Shares, which are included in Appendix A to the Memorandum.

Differences Among VRDP Series Following the Reorganizations

Following the Reorganizations, the Acquiring Fund will have three series of VRDP Shares (“VRDP Series”) outstanding. Different banks currently serve as the liquidity providers for the two Target Fund VRDP Series. The Outstanding VRDP Shares of the Acquiring Fund were issued with a special rate period, which is scheduled to continue until December 14, 2016, subject to early transition or extension. Such Outstanding VRDP Shares are currently owned by a single institutional investor. Because the Outstanding VRDP Shares of the Acquiring Fund currently have a special rate period, no liquidity provider has been appointed for such Outstanding VRDP Shares.

The initial term of the purchase agreement with the liquidity provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Target Fund immediately prior to the Reorganizations. Each such purchase agreement has an expiration date (a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a liquidity provider will renew, or continue to renew, the purchase agreement or that a replacement liquidity provider will be appointed. Each purchase agreement will provide for the renewal of the purchase obligation upon each Scheduled Termination Date for a minimum term of at least 180 days (or replacement with a purchase obligation with such minimum term). If a liquidity provider does not renew the purchase agreement and it is not replaced, all of the VRDP Shares of the relevant new VRDP Series will be subject to mandatory purchase by the liquidity provider prior to the expiration of the purchase obligation.

While the documents governing each VRDP Series will be substantially similar, dividend rates may vary among the VRDP Series as a result of the special rate period in effect for the Acquiring Fund’s outstanding VRDP Series or, in the case of the new VRDP Series, because, for example, the applicable remarketing agent may reset the rate for one such new VRDP Series at a different level from that set by the remarketing agent for the other new VRDP Series, or the rate for one or more new VRDP Series, but not both new VRDP Series, may reset to the maximum rate (or a different level of maximum rate) in accordance with the terms of the applicable Statement. Also, redemptions prior to the final mandatory redemption date for each VRDP Series may occur at different times and in different amounts. Finally, in the event the Acquiring Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all series of preferred shares then outstanding.

Each VRDP Series will have the designation and final mandatory redemption date set forth below:

Fund	Current VRDP Series Outstanding and Mandatory Redemption Date	Acquiring Fund VRDP Series to Be Outstanding Following the Reorganizations and Mandatory Redemption Date
Acquiring Fund	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2043	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2043

Quality Income	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

Municipal Opportunity	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 3 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

Differences Between the VRDP Shares of Quality Income and Municipal Opportunity and the New VRDP Shares

The Target Funds issued their respective VRDP Shares in December 2010. Upon consummation of the Reorganizations, the terms of each series of New VRDP Shares of the Acquiring Fund will be substantially similar to the other and consistent with the terms of offerings of VRDP Shares by Nuveen funds since December 2012 (inclusive). The following is a summary of the significant differences between the Statement for the VRDP Shares of each of Quality Income and Municipal Opportunity (each, previously defined as a “Target Fund VRDP Statement”) and the corresponding Statement for each series of New VRDP Shares (each, a “New VRDP Statement”):

●

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting the New VRDP Shares under the New VRDP Statement;

●

changes reflected in the New VRDP Statement, as compared with the Target Fund VRDP Statement, to conform to the terms of VRDP Shares offerings by Nuveen funds since December 2012 (inclusive), including:

●	in the definition of Mandatory Purchase Event, change the specified minimum term for renewal or replacement of the purchase agreement for the New VRDP Shares from 364 days to 180 days; and

●	provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares, if any, then owned by the liquidity provider;

●

further to the increased flexibility and clarification with regard to the role of ratings of VRDP Shares included in VRDP Shares offerings by Nuveen funds since December 2012, and consistent with the terms of the Acquiring Fund’s Outstanding VRDP Shares, changes to remove from the Statement any VRDP basic maintenance amount requirements, including any mandatory redemption requirements, with the result that any rating agency requirements will be as set forth in the applicable rating agency guidelines with respect to long-term ratings of the VRDP Shares, as such guidelines may be amended from time to time by the applicable rating agency, and not in the Statement, and further subject to the right of the Acquiring Fund to accept a downgrade of a rating or terminate the services of a rating agency (as each of Quality Income and Municipal Opportunity may do currently with respect to its VRDP Shares);

●

changes to facilitate the ability of the Acquiring Fund to replace a liquidity provider prior to a scheduled termination date, which replacement, as is currently the case with any replacement of a liquidity provider, will constitute a Mandatory Tender Event;

●

changes to provide the Acquiring Fund with increased flexibility to provide for different or modified terms in connection with establishment of a special rate period; the establishment of a special rate period will require, as is currently the case, prior notice and the consent of the applicable liquidity provider and will constitute a Mandatory Tender Event; and

●	changes to the mandatory redemption provisions to conform to the corresponding provisions of the Acquiring Fund’s Outstanding VRDP Shares:

●

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement, the number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent that the Acquiring Fund does a mandatory redemption of any New VRDP Shares, the Acquiring Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

If holders of VRDP Shares of Quality Income and Municipal Opportunity vote in favor of the Reorganizations, the new Statements described above will take effect. Accordingly, a vote in favor of the Reorganizations is effectively a vote in favor of the new Statements as described above.

Description of VMTP Shares to be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of Quality Municipal (previously defined as the “New VMTP Shares”) will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding VMTP Shares of Quality Municipal. The aggregate liquidation preference of the New VMTP Shares received in the Reorganization will equal the aggregate liquidation preference of the Quality Municipal VMTP Shares held immediately prior to the closing of the Reorganization.

Holders of the New VMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares.

The outstanding VMTP Shares for Quality Municipal have a term redemption date of December 1, 2018, unless earlier redeemed or repurchased by Quality Municipal. The Acquiring Fund will be obligated to redeem the New VMTP Shares on December 1, 2018, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends. The New VMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The New VMTP Shares may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends plus, if the New VMTP Shares are redeemed prior to June 1, 2016, an optional redemption premium per share equal to the product of (1) 0.93%, (2) the $100,000 liquidation preference per share and (3) a fraction, the numerator of which is the number of days from (and including) the date of redemption through May 31, 2016 and the denominator of which is the actual number of days from (and including) May 19, 2015 through May 31, 2016. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the statement establishing and fixing the rights and preferences of the New VMTP Shares, or as otherwise required by applicable law, (1) each holder of the New VMTP Shares will be entitled to one vote for each New VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of the New VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New VMTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Holders of the New VMTP Shares, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VMTP Shares or holders of the New VMTP Shares. In addition, holders of the New VMTP Shares will have certain consent rights under the purchase agreement for the New VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New VMTP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the New VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VMTP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VMTP Shares will have equal priority with the other preferred shares of the Acquiring Fund, including the Outstanding VRDP Shares, the New VRDP Shares and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each of Quality Municipal, Quality Income and Municipal Opportunity is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each Target Fund is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting.    The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of each Target Fund are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of each Target Fund contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of each Target Fund provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on an annual or other less frequent periodic basis at such date and time as the board of directors by resolution shall designate, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each Target Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each Target Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Target Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the articles of incorporation of each Target Fund, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D. ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have substantially similar investment objectives. The investment objectives of the Acquiring Fund, Quality Municipal and Municipal Opportunity are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Quality Income’s primary investment objective is current income exempt from regular federal income tax. Quality Income’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of Quality Income, the Adviser). Each Target Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of Quality Income, the Adviser). No more than 10% of the Managed Assets of any Target Fund may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of Quality Income, the Adviser). Each Target Fund may currently invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals.

Following the restructuring, under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. Under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Each Fund’s investment objectives and policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix C to the Memorandum, attached as Appendix G to this Joint Proxy Statement.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The

Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of July 31, 2015, the effective maturity of the portfolio of the Acquiring Fund was 24.87 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases.

These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General.    The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator”

under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Board of each of the Acquiring Fund, Quality Income and Municipal Opportunity recommends that shareholders vote FOR the approval of the Reorganization(s).

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND

(VRDP SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares to each of Quality Municipal, Quality Income and Municipal Opportunity. Subject to notice of issuance, the Acquiring Fund will list such shares on the NYSE. At the same time, the Acquiring Fund also intends to transfer the listing of its existing common shares from the NYSE MKT to the NYSE. In addition, the Acquiring Fund will issue VMTP Shares and VRDP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund preferred shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund preferred shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to, among other reasons, the increased size of the combined fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—Information About the Reorganizations—Reasons for the Reorganizations.”

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. As a result of the Reorganizations, preferred shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. If shareholders of the Funds approve the Reorganizations, prior to the closing of the Reorganizations, each of the Funds is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of each Fund. To the extent that portfolio securities of a Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses. Gains from such sales will be taxable to a Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund preferred shareholders who hold preferred shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders. If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement. As set forth in Proposal No. 1, the Board of the Acquiring Fund also approved certain changes to the non-fundamental investment policies of the Acquiring Fund. While the expanded investment mandate is intended to provide for increased returns, it is also expected to increase credit risk.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the Acquiring Fund’s Statement for the Outstanding VRDP Shares generally requires the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal, with common and preferred shareholders of the Acquiring Fund voting together as a single class, and common shareholders of the Acquiring Fund voting separately, represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions, including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders and the Acquiring Fund’s preferred shareholders, as well as approval of a new investment management agreement and new sub-advisory agreement.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

PROPOSAL NO. 3—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

(VRDP SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

Background

Under an investment management agreement between Nuveen Fund Advisors and the Acquiring Fund (the “Current Investment Management Agreement”), Nuveen Fund Advisors serves as the Fund’s investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. The Current Investment Management Agreement, which is dated October 1, 2014, was approved by the shareholders of the Acquiring Fund on August 5, 2014 and was last approved for continuance by the Board on July 28, 2015.

Nuveen Fund Advisors has entered into an investment sub-advisory agreement (the “Current Sub-Advisory Agreement”) with respect to the Acquiring Fund with Nuveen Asset Management, under which Nuveen Asset Management serves as the Fund’s sub-adviser and oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. The Current Sub-Advisory Agreement, which is dated October 1, 2014, was approved by the shareholders of the Acquiring Fund on August 5, 2014 and was last approved for continuance by the Board on July 28, 2015.

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. The proposals included the expansion of the Acquiring Fund’s investment mandate.

Pursuant to the Acquiring Fund’s current investment policies, under normal circumstances, the Acquiring Fund must invest at least 80% of its Managed Assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser. In addition, the Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals.

Under the expanded investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its Managed Assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Sub-Adviser. In addition, the Acquiring Fund will adopt a non-fundamental investment policy pursuant to which, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

The current and new investment policies set forth above are non-fundamental policies. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes. These investment policies apply at the time of investment. Further information regarding the Reorganizations and the changes to the Acquiring Fund’s investment policies are described above under “Proposal No. 1.”

In order to standardize the investment management agreements of Nuveen’s municipal closed-end funds and as a result of the increased level of ongoing credit research and surveillance arising from the Acquiring Fund’s expanded investment mandate, Nuveen Fund Advisors proposed a new investment management agreement between Nuveen Fund Advisors and the Acquiring Fund (the “New Investment Management Agreement”). The New Investment Management Agreement will result in a higher management fee rate payable at each current breakpoint level in the Acquiring Fund’s fund-level management fee schedule, but will add a new breakpoint in the management fee schedule above $5 billion of average daily managed assets. In addition, Nuveen Fund Advisors proposed a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management on behalf of the Acquiring Fund (the “New Sub-Advisory Agreement”), pursuant to which the portion of the management fee payable by Nuveen Fund Advisors to Nuveen Asset Management would increase from 38.4615% to 42.8572%.

At its August 24, 2015 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), the Board, including the Board Members who are not parties to the Current Investment Management Agreement, the New Investment Management Agreement or any sub-advisory agreement entered into by Nuveen Fund Advisors with respect to the Acquiring Fund or who are not otherwise “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (the “Independent Board Members”), unanimously approved the New Investment Management Agreement and the New Sub-Advisory Agreement and unanimously recommended approval of the New Investment Management Agreement and the New Sub-Advisory Agreement by shareholders. As further described below under “C. Board Considerations,” the Board concluded the terms of the New Investment Management Agreement and New Sub-Advisory Agreement were fair and reasonable and the Adviser’s and Sub-Adviser’s fees are reasonable in light of the services to be provided to the Acquiring Fund.

Section 15(a) of the 1940 Act provides that any person serving as an investment adviser of a registered investment company must do so pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company and, among other things, precisely describes all compensation to be paid thereunder. Pursuant to SEC guidance, any increase in the fee rate under an investment advisory agreement constitutes a material amendment to the agreement that requires shareholder approval. Accordingly, the New Investment Management Agreement must be approved by the Acquiring Fund’s shareholders in order for it to become effective.

The entry into the New Investment Management Agreement and the New Sub-Advisory Agreement will take effect upon the closing of all of the Reorganizations.

A.	APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Comparison of Current Investment Management Agreement and New Investment Management Agreement

With the exception of the fee schedule and the date of effectiveness, the terms of the New Investment Management Agreement are identical to those of the Current Investment Management Agreement. If approved by shareholders of the Acquiring Fund, the New Investment Management Agreement will become effective on the closing date of the Reorganizations and will expire on August 1, 2016, unless continued. The New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Acquiring Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. A form of the New Investment Management Agreement is attached hereto as Appendix C.

Below is a comparison of certain terms of the Current Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services.    The types of investment management services to be provided by the Adviser to the Acquiring Fund under the New Investment Management Agreement will be identical to those services currently provided by the Adviser to the Fund under the Current Investment Management Agreement. Both the Current Investment Management Agreement and New Investment Management Agreement provide that the Adviser shall manage the investment and reinvestment of the Acquiring Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board.

Fees.    Under the Current Investment Management Agreement and the New Investment Management Agreement, the Acquiring Fund pays to the Adviser an investment management fee that consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within the Fund. This pricing structure enables the Acquiring Fund’s shareholders to benefit from growth in assets within the Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for the Acquiring Fund under the Current Investment Management Agreement, payable monthly, is calculated according to the following schedule:

Fund-Level Fee Schedule Under the Current Investment Management Agreement

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

The annual fund-level fee rate for the Acquiring Fund under the New Investment Management Agreement, payable monthly, will be calculated according to the following schedule:

Fund-Level Fee Schedule Under the New Investment Management Agreement

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%

Average Daily Managed Assets*	Fund-Level Fee Rate
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The Acquiring Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of October 31, 2014, the complex-level fee rate for the Acquiring Fund was 0.1643%

The complex-level fee schedule is identical under the Current Investment Management Agreement and New Investment Management Agreement. The annual complex-level fee for the Acquiring Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the complex-level fee, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

For the fiscal year ended October 31, 2014, the Acquiring Fund had Managed Assets of $683,996,641. During the fiscal year ended October 31, 2014, the Acquiring Fund paid $4,068,576 in management fees to the Adviser under the Current Investment Management Agreement. If the New Investment Management Agreement had been in place during the fiscal year ended October 31, 2014, the Acquiring Fund would have paid $4,410,574 in management fees to the Adviser. The management fees payable under the New Investment Management Agreement during the fiscal year ended October 31, 2014 would have been approximately 8% higher than the management fees paid under the Current Investment Management Agreement during the same fiscal year.

The information in the table below reflects the fees and expenses under the Current Investment Management Agreement for the Acquiring Fund’s fiscal year ended October 31, 2014, as adjusted as described in footnote 1 below, and the pro - forma expenses under the New Investment Management Agreement for the twelve (12) months ended October 31, 2014 (without giving effect to the Reorganizations). The figures in the Example below are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Acquiring Fund’s actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund (Current Investment Management Agreement)	Acquiring Fund (New Investment Management Agreement)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.98%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	0.45%	0.45%
Other Expenses(3)	0.09%	0.09%

Total Annual Expenses	1.44%	1.52%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares),” excluding “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters,” are based on the expenses of the Acquiring Fund for the twelve (12) months ended October 31, 2014. “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters” are based on the annualized expenses as a percentage of net assets applicable to common shares of the Acquiring Fund for the six (6) months ended April 30, 2015. This table does not reflect the impact of the Reorganizations. See the Comparative Fee table on page 17 for pro forma fees and expenses of the combined fund following the Reorganizations.
(2)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for VRDP Shares. VRDP Shares for the Acquiring Fund are considered to be Special Rate Period VRDP Shares and currently do not incur liquidity or remarketing fees. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require the Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by the Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Fund’s use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

The Adviser has agreed to implement a fee waiver which would begin on the effective date of the New Investment Management Agreement and will be phased out over the first year following the effective date of the New Investment Management Agreement. The waiver would be applied according to the following schedule and annual rates: (i) 0.05% of Managed Assets for the first 90 day period following the effective date of the New Investment Management Agreement; (ii) 0.0375% of Managed Assets for the 91st through 180th day period following the effective date of the New Investment Management Agreement; (iii) 0.025% of Managed Assets for the 181st through 270th day period following the effective date of the New Investment Management Agreement; and (iv) 0.0125% of Managed Assets for the 271st through 365th day period following the effective date of the New Investment Management Agreement. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund’s New Investment Management Agreement terminates. The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued. The fee waiver is not reflected in the table above or in the Example. If the fee waiver had been in effect for the period shown in the table above, Total Annual Expenses of the Acquiring Fund under the New Investment Management Agreement, net of the fee waiver, would have been 1.47%.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund (Current Investment Management Agreement)	$15	$46	$79	$172
Acquiring Fund (New Investment Management Agreement)	$15	$48	$83	$181

Other Services.    Under the Current Investment Management Agreement and the New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability.    The Current Investment Management Agreement and the New Investment Management Agreement provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Current Investment Management Agreement of the Acquiring Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Acquiring Fund approve the New Investment Management Agreement, the New Investment Management Agreement’s initial term will expire on August 1, 2016.

The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Current Investment Management Agreement and the New Investment Management Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Acquiring Fund or Adviser on no less than sixty (60) days’ written notice to the other party, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. The Acquiring Fund may terminate the Agreement by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Appendix E includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by the Adviser with similar investment objectives to the Acquiring Fund.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix D.

Shareholder Approval

To become effective, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Acquiring Fund, with the holders of common shares and preferred shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (1) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (2) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Investment Management Agreement was approved by the Board of the Acquiring Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of the Acquiring Fund also determined to submit the New Investment Management Agreement for consideration by the shareholders of the Acquiring Fund.

The Board of the Acquiring Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

B.	APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Comparison of Current Sub-Advisory Agreement and New Sub-Advisory Agreement

With the exception of the fees payable to the Sub-Adviser by the Adviser thereunder and the date of effectiveness, the terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement. If approved by shareholders of the Acquiring Fund, the New Sub-Advisory Agreement for the Acquiring Fund will expire on August 1, 2016, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Acquiring Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. A form of the New Sub-Advisory Agreement is attached hereto as Appendix D.

Below is a comparison of certain terms of the Current Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Sub-Advisory Services.    The types of sub-advisory services to be provided by the Sub-Adviser to the Acquiring Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by the Sub-Adviser to the Acquiring Fund under the Current Sub-Advisory Agreement. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Acquiring Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser will monitor the Acquiring Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Reorganizations or the changes to the Acquiring Fund’s investment policies described above will have any adverse effect on the performance of the Sub-Adviser’s obligations under the New Sub-Advisory Agreement, but the Fund’s expanded investment mandate will require an increased level of ongoing credit research and surveillance by the Sub-Adviser. In addition, it is expected that the Acquiring Fund’s current portfolio manager will continue to manage the Fund under the New Sub-Advisory Agreement.

Brokerage.    Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Acquiring Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees.    Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. For the services provided pursuant to the Current Sub-Advisory Agreement, the Adviser currently pays the Sub-Adviser a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Acquiring Fund to the Adviser. For the services provided pursuant to the New Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee, payable monthly, equal to 42.8572% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to the Adviser.

During the fiscal year ended October 31, 2014, the Adviser paid the Sub-Adviser $11,305,663 in fees under the Current Sub-Advisory Agreement. If the New Sub-Advisory Agreement had been in place during the fiscal year ended October 31, 2014, the Adviser would have paid the Sub-Adviser $12,597,768 in fees during that fiscal year. The fees payable under the New Sub-Advisory Agreement during the fiscal year ended October 31, 2014 would have been approximately 11% higher than the fees paid under the Current Sub-Advisory Agreement during the same fiscal year.

Payment of Expenses.    Under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability.    The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Current Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Acquiring Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on August 1, 2016, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser on no less than sixty (60) days’ written notice. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement may also be terminated by action of the Acquiring Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by no less than 60 days’ written notice.

The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are also terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the Sub-Adviser set forth in the agreement.

Information About the Sub-Adviser

Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to the Acquiring Fund. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Appendix E includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by the Sub-Adviser with similar investment objectives to the Acquiring Fund.

Certain information regarding the executive officer and directors of the Sub-Adviser is set forth in Appendix D.

Affiliated Brokerage and Other Fees

The Acquiring Fund paid no brokerage commissions within the last fiscal year to (1) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (2) any broker an affiliated person of which is an affiliated person of the Acquiring Fund, the Adviser or the Sub-Adviser.

During the Acquiring Fund’s last fiscal year, the Fund made no material payments to the Adviser or the Sub-Adviser or any affiliated person of the Adviser or the Sub-Adviser for services provided to the Fund (other than pursuant to the Current Investment Management Agreement or the Current Sub-Advisory Agreement).

Shareholder Approval

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Acquiring Fund, with the holders of common shares and preferred shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (1) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (2) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Sub-Advisory Agreement was approved by the Board of the Acquiring Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of the Acquiring Fund also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Acquiring Fund.

The Board of the Acquiring Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreement.

C.	BOARD CONSIDERATIONS

The Board of the Acquiring Fund, including the Independent Board Members, is responsible for approving the investment management agreement between the Acquiring Fund and the Adviser and the sub-advisory agreement between the Adviser and Sub-Adviser on behalf of the Acquiring Fund and their periodic continuation. Pursuant to the 1940 Act, the Board is required to consider the continuation of the investment management and sub-advisory agreements for the Acquiring Fund on an annual basis. Accordingly, at an in person meeting held on May 11–13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Current Investment Management Agreement and the Current Sub-Advisory Agreement (collectively, the “Current Advisory Agreements”) for the Acquiring Fund for an additional one-year period.

Since the approval of the continuance of the Current Advisory Agreements, the Adviser has proposed the Reorganization of each Target Fund into the Acquiring Fund and certain proposals which, among other things, proposed certain investment policy changes which would provide the Acquiring Fund with an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its Managed Assets in lower rated municipal securities and require the Acquiring Fund to invest exclusively in municipal securities that generate income exempt from the federal alternative minimum tax applicable to individuals. In connection with the proposed changes, the Adviser proposed the New Investment Management Agreement and New Sub-Advisory Agreement (collectively, the “New Advisory Agreements”), and the Board of the Acquiring Fund was asked to consider the approval of the New Advisory Agreements. Accordingly, at an in-person meeting held on August 24, 2015 (the “August Meeting”), such Board, including a majority of the Independent Board Members, considered and approved the New Advisory Agreements and recommended that shareholders of the Acquiring Fund approve the New Advisory Agreements.

In connection with their review of the Current Advisory Agreements, the Independent Board Members received extensive information regarding the Adviser and Sub-Adviser (each a “Fund Adviser” and collectively, the “Fund Advisers”) including, among other things: the nature, extent and quality of services provided by the Fund Advisers; the organization and operations of the Fund Advisers; a review of the Acquiring Fund’s performance (including performance comparisons against the performance of its peer group and appropriate benchmark); a comparison of Acquiring Fund fees and expenses relative to peers; a description and assessment of shareholder services levels for the Acquiring Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. The Board considered the knowledge gained at the May Meeting as well as from other meetings and interactions with the Fund Advisers throughout the year in evaluating the New Advisory Agreements.

At the August Meeting and prior meetings, the Adviser made a presentation to and responded to questions from the Board of the Acquiring Fund regarding the proposed Reorganizations, the expanded investment mandate, and the New Advisory Agreements. Prior to the August Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Acquiring Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees for the services to be provided to the Acquiring Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Acquiring Fund’s New Advisory Agreements. The Independent Board

Members’ considerations were based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nature, Extent and Quality of Services

In considering the New Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to the Acquiring Fund as well as other Nuveen funds overseen by the Board Members, the Board of the Acquiring Fund has a good understanding of each Fund Adviser’s organization, operations and personnel.

The Board recognized that the types of investment management services to be provided by the Adviser to the Acquiring Fund under the New Investment Management Agreement will be identical to those currently provided to the Fund under the Current Investment Management Agreement. In this regard, in addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates provide to the Acquiring Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser. Similarly, the Board recognized that the types of sub-advisory services to be provided by the Sub-Adviser to the Acquiring Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by the Sub-Adviser to the Acquiring Fund under the Current Sub-Advisory Agreement. In this regard, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Acquiring Fund. The Board, however, recognized the increased level of credit research and surveillance required by the Acquiring Fund’s expanded investment mandate. The Board is also familiar with the Sub-Adviser’s investment team. The Board noted that the portfolio manager of the Acquiring Fund was expected to continue to manage the Acquiring Fund following the Reorganizations and would continue to be supported by the same credit team and infrastructure that supports managers of the Sub-Adviser’s dedicated high yield mandate. The Board also recognized that the Sub-Adviser had the capabilities and experience to be able to execute efficiently the required portfolio transition and manage the Acquiring Fund’s portfolio under the new investment mandate.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each New Advisory Agreement were satisfactory.

Investment Performance

The Board, including the Independent Board Members, considered the performance history of the Acquiring Fund over various time periods. The Board reviewed the Acquiring Fund’s historic investment performance based on net asset value and on market returns for the one-, three- and five-year periods ending June 30, 2015. The Board also reviewed performance data reflecting the Acquiring Fund’s trading discount to net asset value. This performance information supplemented the Fund performance information provided to the Board at each of its quarterly meetings, including the May

Meeting. At the August Meeting and at prior meetings, the Independent Board Members have recognized the importance of the secondary market trading levels for the closed end fund shares and therefore have devoted significant time and focus evaluating the premium and discount levels of the Nuveen closed-end funds at each of the quarterly meetings throughout the year. At the prior meetings, the Board reviewed, among other things, the Acquiring Fund’s discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper category. The Board considered that the Reorganizations and expanded investment mandate were intended, in part, to provide meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions. The Board recognized that the past performance of the Acquiring Fund does not necessarily indicate future performance, and that the performance of the Acquiring Fund may be expected to differ from historic results as a result of the expanded investment mandate.

Fees, Expenses and Profitability

Fees and Expenses.    In evaluating the management fees and expenses that the Acquiring Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee schedule, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee, the net management fee (after fee waiver) and estimated net total expense ratio for the Acquiring Fund, as well as comparative fee and expense data pertaining to the Acquiring Fund’s peers in the Lipper category in which the restructured Acquiring Fund was anticipated to be classified (i.e., Lipper High Yield Municipal Fund category). The Independent Board Members also reviewed the proposed fund level breakpoint schedule and the complex wide breakpoint schedule (described in further detail below) and the proposed fee waiver expected to be provided.

The Board recognized that the New Investment Agreement provides a higher contractual management fee rate payable at each current fund-level breakpoint level in the Acquiring Fund’s fund-level management fee schedule. The Board further noted that the revised fund-level breakpoint schedule includes a new breakpoint in the Acquiring Fund’s management fee schedule above $5 billion in assets. The Board also considered that the fund-level fee under the New Investment Management Agreement would be based on “managed assets” as such term is used in the investment management agreements of newer Nuveen municipal closed-end funds and which includes assets attributable to all forms of leverage. The Independent Board Members also considered the fee waiver proposed by the Adviser.

The Independent Board Members further reviewed the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund’s management fee net of applicable waivers and reimbursements) and observed that the sub-advisory fee rate the Adviser pays to the Sub-Adviser under the New Sub-Advisory Agreement would be higher than the sub-advisory fee rate under the Current Sub-Advisory Agreement.

The Board considered the rationale for the revised fee schedule under the New Investment Management Agreement and recognized that it was designed, in part, to reflect the increased level of ongoing credit research and surveillance required in managing the Acquiring Fund under the expanded investment mandate as well as to standardize the Acquiring Fund’s New Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. The Board noted that the Acquiring Fund’s proposed net management fee (after fee waiver) was anticipated to be comparable and pro forma net total expense ratio (excluding costs of leverage) was anticipated to be below the average of the Lipper High Yield Municipal Fund category. In addition, the Board compared the proposed fee schedule to the existing fee schedules the Adviser assesses to Nuveen funds that follow a low/medium investment grade mandate and to Nuveen funds that follow a high investment grade mandate and recognized that the proposed management fee schedule for the Acquiring Fund after restructuring was midway between these schedules.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Acquiring Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

Comparisons with the Fees of Other Clients.    Due to their experience with overseeing the Acquiring Fund and other Nuveen funds, the Independent Board Members were also familiar with the nature of services and fees a Fund Adviser assessed to other types of clients. Such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser. At the May Meeting, the Board had reviewed the range of advisory fee rates and average fee the Sub-Adviser assessed municipal retail wrap accounts and municipal institutional accounts as well as the effective sub-advisory fee rate assessed the passively managed ETF.

In general terms, the overall management fee paid by the Acquiring Fund can be divided into two components, the fee retained by the Adviser and the fee the Adviser pays to the Sub-Adviser. In general, the fee to the Adviser will reflect, in part, the administrative services it will provide to support the Acquiring Fund, and while some administrative services may occur at the sub-adviser level, the sub-advisory fee will generally reflect the portfolio management services provided by the Sub-Adviser. The Board noted that higher fee levels generally reflected higher levels of services provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. In evaluating the comparisons of fees paid by funds compared to other types of clients, the Independent Board Members have noted, at the August Meeting or at prior meetings, that the fee rates charged to a fund (such as the Acquiring Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Acquiring Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Acquiring Fund) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen affiliated sub-adviser. Given the inherent differences in the various products, particularly the extensive services to be provided to the Acquiring Fund, the Independent Board Members believe such facts justify the different levels of fees.

Profitability of Fund Advisers.    In conjunction with their review of the Current Advisory Agreements at the May Meeting, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the May Meeting or at prior meetings, the Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years; the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years; the allocation methodology used in preparing the profitability data; a history of the adjustments to the methodology due to changes in business over time; and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described below, the Sub-Adviser for the 2014 calendar year. In reviewing profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members have also considered, at the May Meeting or at prior meetings, the profitability of Nuveen in comparison to the adjusted operating margin of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members had noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, had recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members had determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members had also recognized the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Board recognized that the Adviser would receive additional compensation under the higher management fee rate in the New Investment Advisory Agreement for its services.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also had reviewed profitability analysis reflecting the revenues, expenses, and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year 2014. The Board noted that the Adviser would pay an increased portion of the management fee to the Sub-Adviser under the New Sub-Advisory Agreement.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Acquiring Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Acquiring Fund. See “Indirect Benefits” below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Acquiring Fund.

Based on their review, the Independent Board Members were satisfied that the Adviser’s and Sub-Adviser’s level of profitability was reasonable in light of the respective services to be provided to the Acquiring Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Acquiring Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the fund-level breakpoints in the advisory fee schedule as described above that reduce advisory fees as the Acquiring Fund’s asset levels increase. The Independent Board Members noted, however, that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund level advisory fee breakpoints, the Board also considered the Acquiring Fund’s complex wide fee arrangement. Pursuant to the complex wide fee arrangement, the fees of the funds in the Nuveen complex, including the Acquiring Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex wide fee arrangement, the Independent Board Members have considered that the complex wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

The Board also recognized that although the contractual management fees of the Acquiring Fund will increase under the New Investment Management Agreement, the Acquiring Fund’s larger scale following the Reorganizations is expected to result in lower administrative costs (excluding the costs of leverage), which are anticipated to partially offset any increases in the management fees. Further, the Adviser has agreed to waive a portion of its management fee for a period of one year following the closing of the Reorganizations. The purpose of the waiver is to phase in the new management fee over a period of one year. The waiver is not expected to be continued.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex wide fee arrangement were acceptable and reflect economies of scale to be shared with the Acquiring Fund’s shareholders when assets under management increase.

Indirect Benefits

In evaluating fees, the Independent Board Members also considered, among other things, information received at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Acquiring Fund. In this regard, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Acquiring Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Acquiring Fund and other clients. The Fund’s portfolio transactions will be determined by the Sub-Adviser. While the Independent Board Members considered that the Sub-Adviser may benefit from soft dollar arrangements pursuant to which it receives research from brokers, the Board recognized that fixed income securities, such as municipal securities, generally trade on a principal basis that does not generate soft dollar credits.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Acquiring Fund were reasonable and within acceptable parameters.

Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Acquiring Fund and that the New Investment Management Agreement and New Sub-Advisory Agreement should be and were approved on behalf of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s declaration of trust and by-laws.

R epurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares and VRDP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VMTP Shares and VRDP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the

Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund currently has outstanding 1,790 VRDP Shares, par value $0.01 per share, with a liquidation preference per share of $100,000 (previously defined as the “Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. The Acquiring Fund initially issued VRDP Shares in a private offering during December 2013. Proceeds of the offering were used to redeem all of the Acquiring Fund’s then-outstanding MuniFund Term Preferred Shares and VMTP Shares. The VRDP Shares were offered to a qualified institutional buyer in a private transaction exempt from registration under the Securities Act.

The Outstanding VRDP Shares have a mandatory redemption date of December 1, 2043, subject to earlier redemption or repurchase by the Fund. See “—Redemption” below.

Under the Statement for the Outstanding VRDP Shares, the Acquiring Fund is permitted to establish, from time to time, special rate periods during which many of the terms of the VRDP Shares set forth in such Statement may be modified. The Outstanding VRDP Shares were issued with an initial special rate period (December 13, 2013 to December 14, 2016, inclusive, subject to early transition or extension). The terms and conditions of Outstanding VRDP Shares summarized below apply during the initial special rate period, and may differ following the expiration of the initial special rate period as provided in the Statement.

The Acquiring Fund will use its reasonable best efforts to establish a subsequent rate period to succeed the initial special rate period that will result in a transition to: (i) a new special rate period, the terms of which are agreed to by the owners of 100% of the Outstanding VRDP Shares as of the expiration of the initial special rate period, which special rate period may be established as an extension of the initial special rate period or a new special rate period, as then so agreed to by the Acquiring Fund and such owners; (ii) a new special rate period with other terms; or (iii) a minimum rate period, in connection with which the Acquiring Fund shall have appointed a liquidity provider and remarketing agent and provided for a purchase obligation as required under and in accordance with the terms of the Statement.

The initial special rate period is subject to extension for up to six months in the event that the transition from the initial special rate period to the succeeding subsequent rate period is not successful. During such extension, if any, dividends on the Outstanding VRDP Shares will accumulate at an increased dividend rate, and the Outstanding VRDP Shares will be subject to mandatory redemption by the Acquiring Fund, if the Acquiring Fund has not successfully established a subsequent rate period or redeemed or repurchased all of the Outstanding VRDP Shares prior to the end of the six-month extension period.

Dividends

Holders of Outstanding VRDP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

During the initial special rate period, the dividend rate applicable to any dividend reset period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding VRDP Shares.

Redemption

The Outstanding VRDP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding VRDP Shares on December 1, 2043, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Outstanding VRDP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared). During the initial special rate period, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statement, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares. In addition, holders of Outstanding VRDP Shares have certain consent rights under the purchase agreement for the Outstanding VRDP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the New VMTP Shares and the New VRDP Shares.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Following the Reorganizations, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares.

Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code and that preferred shareholders of a Target Fund will not recognize gain or loss upon the exchange of their shares, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest, and penalties.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions.

The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Experts

The financial statements of the Acquiring Fund, Quality Income and Municipal Opportunity appearing in the Funds’ Annual Report for the year ended October 31, 2014 are incorporated herein. The financial statements as of and for the year ended October 31, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund, Quality Income and Municipal Opportunity. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal year ended October 31, 2014, the Board of each of the Acquiring Fund, Quality Income and Municipal Opportunity, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Acquiring Fund, Quality Income and Municipal Opportunity for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Acquiring Fund, Quality Income and Municipal Opportunity and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Acquiring Fund, Quality Income or Municipal Opportunity.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund, Quality Income and Municipal Opportunity

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of the Acquiring Fund as of August 24, 2015 and of Quality Income and Municipal Opportunity as of September 14, 2015.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	24,646,630
Preferred shares	Unlimited	—	1,790 (VRDP)
Quality Income:
Common shares	200,000,000	—	48,920,182
Preferred shares	1,000,000	—	3,854 (VRDP)
Municipal Opportunity:
Common shares	200,000,000	—	95,610,971
Preferred shares	1,000,000	—	6,672 (VRDP)

The common shares of the Acquiring Fund are listed and trade on the NYSE MKT under the ticker symbol NVG. The common shares of Quality Income and Municipal Opportunity are listed and trade on the NYSE under the ticker symbols NQU and NIO, respectively. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. The VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity are not listed on any exchange.

Shareholders of the Acquiring Fund, Quality Income and Municipal Opportunity

As of December 31, 2014, the members of the Board and officers of each of the Acquiring Fund, Quality Income and Municipal Opportunity as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Acquiring Fund, Quality Income and Municipal Opportunity is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Acquiring Fund on or before August 24, 2015 and with respect to Quality Income and Municipal Opportunity on or before September 14, 2015. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of September 14, 2015 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund— Common Shares	Karpus Management, Inc. d/b/a Karpus Investment Management 187 Sully’s Trail Pittsford, New York 14534	1,337,570	5.02%	0.66%	N/A

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund— VRDP Shares	Citibank, N.A., Citicorp, Citigroup Inc.(1) 399 Park Avenue New York, New York 10022	1,790	100.00%	14.53%	12.16%

(1)	Citibank N.A., Citicorp, and Citigroup Inc. filed their Amended Schedule 13G jointly and each owns an equal amount of the number of shares listed above.

Typical VRDP Shares are designed to be eligible for purchase by money market funds. However, the Outstanding VRDP Shares of the Acquiring Fund, under the terms established at least for the initial special rate period, currently are not eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares of Quality Income, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of that Target Fund, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of that Target Fund. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agent for Quality Income (number of VRDP Shares and percentage of total outstanding) is as follows: Quality Income (Series 1): The Vanguard Group (2,128 shares (55.22%)), Federated (481 shares (12.48%)), Morgan Stanley Investment Management (450 shares (11.68%)), Charles Schwab Investment Management (449 shares (11.65%)) and BofA Global Capital Management (346 shares (8.98%)). Based on the preferred shares outstanding of the Acquiring Fund as of August 24, 2015 and of each Target Fund as of September 14, 2015, the estimated pro forma ownership of the combined fund’s VRDP Shares for each of The Vanguard Group, Federated, Morgan Stanley Investment Management, Charles Schwab Investment Management and BofA Global Capital Management would be 17.28%, 3.91%, 3.65%, 3.65% and 2.81%, respectively, and the estimated pro forma ownership of all preferred shares of the combined fund (i.e., VRDP Shares and VMTP Shares) would be 14.46%, 3.27%, 3.06%, 3.05% and 2.35%, respectively. The Funds have received no information regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding VRDP Shares of Municipal Opportunity.

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Reorganizations. However, common shareholders of the Funds will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. The total costs of the Reorganizations, which include the cost of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Joint Proxy Statement and all other costs in connection with the solicitation of proxies, are estimated to be $2,415,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $365,000 (0.08%) for the Acquiring Fund, $370,000 (0.06%) for Quality Municipal, $620,000 (0.08%) for Quality Income and $1,060,000 (0.07%) for Municipal Opportunity (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations and the Acquiring Fund’s expanded investment mandate, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2016 annual meeting of shareholders of the Acquiring Fund, Quality Income or Municipal Opportunity, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 4, 2016. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the applicable Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2016 annual meeting or the tenth business day following the date the 2016 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2016 annual meeting of shareholders in August 2016. If all proposals are approved and the Reorganizations are consummated, Quality Income and Municipal Opportunity will cease to exist and will not hold their 2016 annual meetings. If the Reorganizations are not approved or are not consummated, each of Quality Income and Municipal Opportunity will hold its 2016 annual meeting of shareholders, expected to be held in August 2016.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Custodian, Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Remarketing Agents

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

The tender and paying agent with respect to the VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity is The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7E, New York, New York 10286 (the “Tender and Paying Agent”). The Tender and Paying Agent acts as tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to the VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity.

The remarketing agent for Municipal Opportunity is Citigroup Global Markets Inc., 399 Park Avenue, New York, New York 10043. The remarketing agent for Quality Income is J.P. Morgan Securities LLC, 277 Park Avenue, New York, New York 10172. It is expected that the Acquiring Fund will enter into a remarketing agreement with a remarketing agent for each series of New VRDP Shares that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities and that will be either the current remarketing agent for the applicable series of Target Fund VRDP Shares or a replacement appointed in accordance with the applicable VRDP Statement and the related agreements.

Fiscal Year

The fiscal year end for each Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 9, 2015

The Joint Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meetings, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Special Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•] 2015, by and among Nuveen Dividend Advantage Municipal Income Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen Quality Municipal Fund, Inc., a Minnesota corporation (“Quality Municipal” or a “Target Fund”), Nuveen Quality Income Municipal Fund, Inc., a Minnesota corporation (“Quality Income” or a “Target Fund”), and Nuveen Municipal Opportunity Fund, Inc., a Minnesota corporation (“Municipal Opportunity” or a “Target Fund” and, together with Quality Municipal and Quality Income, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and, with respect to Quality Municipal, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VMTP Shares”) and, with respect to each of Quality Income and Municipal Opportunity, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares” and, together with the Acquiring Fund VMTP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund VMTP Shares and the Acquiring Fund Common Shares, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares and Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, received by the Target Fund to the holders of common shares and VMTP Shares or VRDP Shares, respectively, of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Directors of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (i) to issue and deliver to such Target Fund (A) the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (B) the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of such Target Fund outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VMTP Shares or VRDP Shares of such Target Fund with respect to which Dissenters’ Rights, as defined in Section 1.2, have been properly exercised) and having substantially identical terms as the VMTP Shares or substantially similar terms as the VRDP Shares of the Target Fund, as applicable, as of the Closing (as defined below), and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to each Target Fund will consist of a separate series, as set forth in Exhibit A hereto, and such series will (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. With respect to each Reorganization, the foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, the dividend or dividends set forth in Section 8.5 and all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund’s Board of Directors or its officers reasonably expect to exist against such Target Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing; provided, however, that if more than one of the Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the applicable Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of such Target Fund’s Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend or dividends set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by holders of VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends will accumulate on the existing VMTP Shares or VRDP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on its VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VMTP Shares of Quality Municipal, such dividends will be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such VMTP Shares of Quality Municipal were exchanged to the holders thereof as of the day immediately preceding the Closing Date. With respect to the existing VRDP Shares of Quality Income and Municipal Opportunity, such dividends will be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. Each Target Fund will retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets will not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), (a) each Target Fund will distribute in complete liquidation of such Target Fund, (i) pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and (ii) to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target

Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity who have properly exercised Dissenters’ Rights with respect to the applicable Target Fund’s Reorganization, one Acquiring Fund VMTP Share or Acquiring Fund VRDP Share, as applicable, received by such Target Fund (together with any Interim Dividends) in exchange for each VMTP Share or VRDP Share of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing; and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Minnesota state law promptly following the Closing and the payment of all dividends and distributions pursuant to, as applicable, Section 1.4, Section 1.5 and Section 8.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the applicable Target Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of any such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing will occur on December 7, 2015, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. Each Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund will cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        With respect to its common shares and, for Quality Municipal, with respect to its VMTP Shares, each Target Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and, for Quality Municipal, VMTP Shares of such Target Fund and the number and percentage ownership of outstanding common shares and, for Quality Municipal, VMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing. With respect to its VRDP Shares, each of Quality Income and Municipal Opportunity will issue and deliver, or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Target Fund and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Secretary of each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Target Fund VMTP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of October 31, 2014, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2014, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of April 30, 2015, and for the six-month period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of April 30, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund that have arisen after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit B hereto. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Acquiring Fund VRDP Statement”) or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2014, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2014, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2015, and for the six-month period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America. and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Each Target Fund will notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days, after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”), one or more proxy statements relating to the Acquiring Fund VMTP Shares to be issued to the Target Fund Preferred Shareholders of Quality Municipal and related matters (the “VMTP Proxy Statement” or a “Proxy Statement”) and one or more proxy statements relating to the Acquiring Fund VRDP Shares to be issued to the Target Fund Preferred Shareholders of Quality Income and Municipal Opportunity and related matters (the “VRDP Proxy Statement” or a “Proxy Statement”). Each Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). Each Registration Statement and Proxy Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing,

with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of each Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        Each Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund will have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common and preferred shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein, will have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund VRDP Statement.

8.2        As of the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents, or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund VRDP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund VRDP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        Each Target Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation, By-Laws or Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization will have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by K&L Gates LLP with respect to such issue for the Acquiring Fund VMTP Shares and on the opinion delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue for the Acquiring Fund VRDP Shares.

8.9        The new Investment Management Agreement between the Adviser and the Acquiring Fund and the new Sub-Investment Advisory Agreement between the Adviser and Nuveen Asset Management, LLC with respect to the Acquiring Fund, each as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shall have been approved by the Board of Trustees and the shareholders of the Acquiring Fund.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of the Acquiring Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of the Acquiring Fund, as provided in such Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN QUALITY MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN MUNICIPAL OPPORTUNITY FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Quality Municipal	VMTP Shares, Series 2018 $100,000 liquidation preference per share	VMTP Shares, Series 2018 $100,000 liquidation preference per share
	Term Redemption Date: December 1, 2018	Term Redemption Date: December 1, 2018

Quality Income	VRDP Shares, Series 1 $100,000 liquidation preference per share	VRDP Shares, Series 2 $100,000 liquidation preference per share
	Final Mandatory Redemption Date: December 1, 2040	Final Mandatory Redemption Date: December 1, 2040

Municipal Opportunity	VRDP Shares, Series 1 $100,000 liquidation preference per share	VRDP Shares, Series 3 $100,000 liquidation preference per share
	Final Mandatory Redemption Date: December 1, 2040	Final Mandatory Redemption Date: December 1, 2040

APPENDIX B

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this          day of                     , by and between NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND, a Massachusetts business trust (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of l940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	.5000%
For the next $125 million	.4875%
For the next $250 million	.4750%
For the next $500 million	.4625%
For the next $1 billion	.4500%
For the next $3 billion	.4250%
For managed assets over $5 billion	.4125%

1	“Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

B.        The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average daily managed assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include—in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund—such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)        in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii)        that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Target Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Target Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i.        In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Target Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

ii.        In the case of Target Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) a Target Fund’s net assets as of the effective date of such Fund’s Acquisition;

iii.        In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

i.        “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Target Funds.

ii.        “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Target Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Target Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii.        “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until August 1, 2016, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.        The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.        This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

by:
Vice President

Attest:

NUVEEN FUND ADVISORS, LLC

by:
Managing Director

Attest:

APPENDIX C

FORM OF NEW SUB-ADVISORY AGREEMENT

(Nuveen Dividend Advantage Municipal Income Fund (NVG))

THIS AGREEMENT is made as of the          day of                     , between Nuveen Fund Advisors, LLC, Delaware limited liability company (the “Adviser”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser acts as the investment adviser for the Nuveen Dividend Advantage Municipal Income Fund (the “Fund”), pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Adviser.    The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Adviser.

The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation or Declaration of Trust and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Adviser

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agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to a Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4.        Proxy Voting.    The Sub-Adviser shall vote all proxies with respect to securities held in a Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and the Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Adviser.

(a)        The Sub-Adviser will keep the Adviser informed of developments materially affecting the Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b)        The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of the Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the

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Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e)        The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Adviser Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii)        a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)—(iii).

(f)        The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care.    The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. The Adviser understands that investment decisions made for a Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

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7.        Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to 42.8572% of the fees (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to the Adviser under the Advisory Agreement for the Fund. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses.    The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by a Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for a Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder

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required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall become effective on such date and shall continue in effect until August 1, 2016. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of the Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by a Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to a Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement with respect to a Fund or Funds will not result in the termination of this Agreement with respect to any other Fund or Funds.

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or a Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13.        Indemnification.    (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b)        The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund and its respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and the Fund to any such third party for the purposes of this paragraph,

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provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a) Neither the Adviser, on its own behalf or on behalf of the Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to a fund under common control with a Fund with respect to transactions for a Fund in securities or other assets.

16.        Instructions to Custodian.    The Sub-Adviser shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund that it has initiated. The Adviser shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising a Fund’s custodian.

17.        Representations and Warranties.    (a) The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i)        has full power and authority to appoint the Sub-Adviser to manage a Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of the Fund and the Fund’s shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

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(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of each affected Fund in the manner required by the 1940 Act. Notwithstanding the foregoing and subject to approval by the Board of a new Fund in the manner required by the 1940 Act, this Agreement may be amended at any time to add additional Funds to Appendix A and the compensation to the Sub-Adviser for such additional Funds to Appendix B, such mutual agreement between the Adviser and the Sub-Adviser to be evidenced by a revised Appendix A and Appendix B and performance of each parties obligations hereunder with respect to such new Funds.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Adviser’s Name.    The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause the Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

C-7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, LLC

By:

Name:

Title:

Nuveen Asset Management, LLC

By:

Name:

Title:

C-8

APPENDIX D

INFORMATION REGARDING OFFICERS AND DIRECTORS OF

ADVISER AND SUB-ADVISER

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub- Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors, LLC	William Adams IV	333 West Wacker Drive Chicago, Illinois 60606	Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Sherri A. Hlavacek
	Thomas S. Schreier, Jr.	333 West Wacker Drive Chicago, Illinois 60606	Co-President	Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Nuveen Asset Management, LLC	Thomas S. Schreier, Jr.	333 West Wacker Drive Chicago, Illinois 60606	Chairman	Gifford R. Zimmerman Sherri A. Hlavacek Kevin J. McCarthy Kathleen L.
	William T. Huffman	333 West Wacker Drive Chicago, Illinois 60606	President	Prudhomme Thomas S. Schreier, Jr.

D-1

APPENDIX E

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY THE

ADVISER AND THE SUB-ADVISER WITH SIMILAR INVESTMENT

OBJECTIVES AS THE ACQUIRING FUND

None.

E-1

APPENDIX F

MINNESOTA STATUTES—RIGHTS OF DISSENTING

SHAREHOLDERS

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)        unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)        alters or abolishes a preferential right of the shares;

(2)        creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)        alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)        excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)        eliminates the right to obtain payment under this subdivision;

(b)        a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)        a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)        a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)        a plan of conversion is adopted by the corporation and becomes effective;

(f)        an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or

(g)        any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)        A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)        If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)        Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)        The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)        The applicability of clause (1) is determined as of:

(i)        the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)        the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)        Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)        “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)        “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)        “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)        the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)        any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)        a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)        a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)        In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)        the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)        an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)        a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)        The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)        If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)        If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)        The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

APPENDIX G

Copy No.

CONFIDENTIAL INFORMATION MEMORANDUM

STRICTLY CONFIDENTIAL

IMPORTANT INFORMATION

This Information Memorandum sets forth the terms of the VRDP Shares (as defined below) to be issued in connection with the reorganization of each of Nuveen Quality Income Municipal Fund, Inc. and Nuveen Municipal Opportunity Fund, Inc. into Nuveen Dividend Advantage Municipal Income Fund.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 2 VRDP SHARES

SERIES 3 VRDP SHARES

(THE “NEW VRDP SHARES”)

LIQUIDATION PREFERENCE $100,000 PER SHARE

The Offering. Nuveen Dividend Advantage Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company.

This Information Memorandum is provided exclusively to holders of VRDP Shares (“Target Fund VRDP Shares”) of Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”) and Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”) as of the close of business on September 14, 2015 for information purposes in connection with the offering of the New VRDP Shares of the Fund pursuant to the reorganization of each of Quality Income and Municipal Opportunity into the Fund. At the same time, Nuveen Quality Municipal Fund, Inc. (“Quality Municipal” and collectively with Quality Income and Municipal Opportunity, the “Target Funds” or each individually, a “Target Fund”) will also be reorganized into the Fund (each such reorganization of a Target Fund into the Fund, a “Reorganization” and collectively, the “Reorganizations”).

Upon the closing of the Reorganizations, each Target Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Target Fund. Each Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of VRDP Shares of Quality Income and Municipal Opportunity will receive on a one-for-one basis New VRDP Shares of the Fund in exchange for VRDP Shares of Quality Income or Municipal Opportunity, as applicable, held immediately prior to the Reorganizations. Each New VRDP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

Below is a chart summarizing certain information with respect to the outstanding series of Target Fund VRDP Shares (each, a “Target Fund VRDP Series”) and the corresponding series of New VRDP Shares to be issued in connection with the Reorganizations (each, a “New VRDP Series”). The chart and other relevant statements herein regarding the exchange of New VRDP Shares for Target Fund VRDP Shares assume all approvals and consents necessary to effectuate the Reorganizations are obtained prior to the closing, including the consents of the Liquidity Providers (as defined herein) and rating agencies with respect to the VRDP Shares.

Target Fund	Target Fund VRDP Series Outstanding	New VRDP Series to be Issued in the Reorganizations
Quality Income

VRDP Shares, Series 1

Final Mandatory Redemption Date:
December 1, 2040

Number of VRDP Shares:
3,854

Adjustable Dividend Rate:
Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand Feature: Purchase Agreement with Liquidity Provider

VRDP Shares, Series 2

Final Mandatory Redemption Date:
December 1, 2040

Number of VRDP Shares:
3,854

Adjustable Dividend Rate:
Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand Feature: Purchase Agreement with Liquidity Provider

Municipal Opportunity

VRDP Shares, Series 1

Final Mandatory Redemption Date:
December 1, 2040

Number of VRDP Shares:
6,672

Adjustable Dividend Rate:
Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand Feature: Purchase Agreement with Liquidity Provider

VRDP Shares, Series 3

Final Mandatory Redemption Date:
December 1, 2040

Number of VRDP Shares:
6,672

Adjustable Dividend Rate:
Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand Feature: Purchase Agreement with Liquidity Provider

The Fund currently has 1,790 Series 1 VRDP Shares outstanding in a single series (the “Outstanding VRDP Shares”). Following the Reorganizations, based on VRDP Shares outstanding as of August 24, 2015 (for the Fund) and September 14, 2015 (for Quality Income and Municipal Opportunity), the Fund will have 12,316 VRDP Shares outstanding in three different series. Additionally, assuming the closing of the concurrent Reorganization of Quality Municipal into the Fund, the Fund will also have 2,404 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding. The New VRDP Shares of each New VRDP Series will have the same Liquidation Preference ($100,000 per share) and will be entitled to one vote per share. The New VRDP Shares will have equal priority with each other and with the Outstanding VRDP Shares and the Fund’s VMTP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

In connection with the Reorganizations, the Fund is making certain changes to the Statement Establishing and Fixing the Rights and Preferences of VRDP Shares for each New VRDP Series (each, a “New VRDP Statement” and collectively, the “New VRDP Statements”) relative to the Statement Establishing and Fixing the Rights and Preferences of VRDP Shares currently in effect with respect to the corresponding Target Fund VRDP Series (each, a “Target Fund VRDP Statement” and collectively, the “Target Fund VRDP Statements”); such changes are designed principally to facilitate administration and to reflect the fact that, following the Reorganizations, the Fund will have three series of VRDP Shares and one series of VMTP Shares outstanding.

Information regarding the Fund’s, Quality Income’s and Municipal Opportunity’s current short-term ratings (as applicable) and long-term ratings assigned by, as applicable, Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, is available at www.fitchratings.com, www.moodys.com and www.standardandpoors.com, respectively. No assurances can be given that the current ratings will be maintained.

Terms of the New VRDP Shares. The terms of the New VRDP Shares to be issued pursuant to the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the outstanding Target Fund VRDP Shares for which they are exchanged. Attached as Appendices A and B to this Information Memorandum are the forms of the New VRDP Statements and the forms of the VRDP Purchase Agreements, respectively, with respect to each New VRDP Series (each, a “New VRDP Purchase Agreement” and collectively, the “New VRDP Purchase Agreements”). You are urged to review the New VRDP Statements and the New VRDP Purchase Agreements. This Information Memorandum only summarizes some of the terms of the New VRDP Shares and some of the differences between the New VRDP Series and the corresponding currently outstanding Target Fund VRDP Series, and it is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements. See “Description of the New VRDP Shares.”

The New VRDP Shares have the following features, which will be substantially similar to those of the Target Fund VRDP Shares as of the closing of the Reorganizations:

●	the same short-term credit ratings (without regard to rating modifiers) from one or more rating agencies;

●	the same Liquidation Preference ($100,000 per share) and Final Mandatory Redemption Date (as detailed above);

●	the same terms with respect to the payment of an adjustable dividend rate set weekly by a Remarketing Agent;

●	the same right to give notice on any business day to tender the securities for remarketing in seven days;

●	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

●

the benefit of an unconditional demand feature pursuant to a New VRDP Purchase Agreement substantially identical to the unconditional demand feature in effect with respect to the Target Fund VRDP Shares immediately prior to the closing of the Reorganizations.

Changes to VRDP Shares.    The following is a summary of the significant differences between each New VRDP Statement and the corresponding Target Fund VRDP Statement:

●

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting the New VRDP Shares under the New VRDP Statement;

●	changes to conform to the terms of offerings of VRDP Shares by Nuveen funds since December 2012 (inclusive), including:

●	in the definition of Mandatory Purchase Event, change the specified minimum term for renewal or replacement of the VRDP Purchase Agreement from 364 days to 180 days; and

●	provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares then owned by the Liquidity Provider;

●

further to the increased flexibility and clarification with regard to the role of ratings of VRDP Shares included in VRDP Shares offerings by Nuveen funds since December 2012, and consistent with the terms of the Fund’s Outstanding VRDP Shares, changes to remove from the New VRDP Statement any basic maintenance amount requirements, including any mandatory redemption requirements, with the result that any rating agency requirements will be as set forth in the applicable rating agency guidelines with respect to long-term ratings of the New VRDP Shares, as such guidelines may be amended from time to time by the applicable rating agency, and not in the New VRDP Statement, and further subject to the right of the Fund to accept a downgrade of a rating or terminate the services of a rating agency (as each of Quality Income and Municipal Opportunity may do currently with respect to its Target Fund VRDP Shares);

●

changes to facilitate the ability of the Fund to replace the Liquidity Provider prior to a Scheduled Termination Date, which replacement, as is currently the case with any replacement of the Liquidity Provider, will constitute a Mandatory Tender Event;

●

changes to provide the Fund with increased flexibility to provide for different or modified terms in connection with establishment of a Special Rate Period; the establishment of a Special Rate Period will require, as is currently the case, prior notice and the consent of the Liquidity Provider and will constitute a Mandatory Tender Event; and

●	changes to the mandatory redemption provisions to conform to the corresponding provisions of the Fund’s Outstanding VRDP Shares:

●

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement, the number of preferred shares to be redeemed may, at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided that, to the extent that the Fund does a mandatory redemption of any New VRDP Shares, the Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

Remarketing.    The terms of the remarketing for the New VRDP Shares will be the same as for the Target Fund VRDP Shares. Holders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing at the Purchase Price (as defined below) on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund (each, a “Tender and Paying Agent”) with the consent of the applicable Liquidity Provider. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by a Remarketing Agent at the Purchase Price in the circumstances set forth in the New VRDP Statements. The applicable Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date (as defined below), or New VRDP Shares remain unsold pursuant to an attempted remarketing, the applicable Tender and Paying Agent will deliver all such unsold New VRDP Shares that have been delivered to such Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the applicable Liquidity Provider at the Purchase Price for such New VRDP Shares in the event of termination of a New VRDP Purchase Agreement if the Fund has not obtained an Alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to the New VRDP Shares is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by a Liquidity Provider is referred to herein as a “Purchase Date.”

Unconditional Demand Feature.    The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, substantially identical to the unconditional demand feature in effect for the corresponding Target Fund VRDP Series as of the closing of the Reorganizations, to be provided by the bank then acting as liquidity provider (the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of New VRDP Shares; it is not separately transferable.

Prior to the closing of the Reorganizations, a Target Fund may replace the bank acting as Liquidity Provider for its Target Fund VRDP Shares as of the date hereof, in accordance with the applicable Target Fund VRDP Statement and the related agreements. The purchase agreement with the replacement Liquidity Provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the applicable Target Fund VRDP Statement. It also is possible for the Fund to appoint a new Liquidity Provider for a New VRDP Series effective upon the closing of the Reorganizations. Whether or not the Liquidity Provider is changed, either before the closing of the Reorganizations by the applicable Target Fund or upon the closing of the Reorganizations by the Fund, each New VRDP Purchase Agreement will contain a purchase obligation substantially identical to the purchase obligation with respect to the applicable Target Fund VRDP Shares and will be substantially in the form attached as Appendix B hereto.

Dividends and Rate Periods.    It is anticipated that the Reorganizations will close on or about December 7, 2015, or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares of each New VRDP Series commencing on and including the date of issuance, to and including the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the corresponding Target Fund VRDP Series immediately prior to the closing. Generally, the dividend rate will be reset weekly by the applicable Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal income tax and the federal alternative minimum

v

tax applicable to individuals, with exceptions for certain portions that may represent capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

Maximum Rate.    The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the New VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the New VRDP Statements. The Maximum Rate for the New VRDP Shares will depend on the long-term rating assigned to the New VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the applicable Remarketing Agent and the applicable Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on the New VRDP Shares for that Rate Period.

The New VRDP Shares will be subject to mandatory redemption by the Fund on the date set forth in the chart above, unless earlier redeemed or repurchased by the Fund.

Investing in VRDP Shares involves risks. See “Risk Factors” beginning on page 44 of this Information Memorandum.

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

At present, as a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the sub-adviser to the Fund. As a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. As a non-fundamental policy, no more than 10% of the Managed Assets of the Fund may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may currently invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. These investment policies are substantially similar to those of each Target Fund.

As described in the Joint Proxy Statement, dated October 23, 2015, relating to the 2015 Special Meeting of Shareholders of the Fund, Quality Income and Municipal Opportunity, as filed with the SEC (the “Proxy Statement”), the proposed Reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Board of Trustees (the “Board”) of the Fund approved the Reorganizations. As part of this initiative, the Board of the Fund also approved the following proposals: (1) certain changes to the non-fundamental investment policies of the Fund, which provide an expanded investment mandate that permits the Fund to invest up to 55% of its Managed Assets in lower rated municipal securities and require the Fund to invest exclusively in municipal securities that generate income exempt from the federal alternative minimum tax applicable to individuals; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Fund to “Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund.”

Following the restructuring, as a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. These changes to the Fund’s non-fundamental investment policies will result in the Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Fund’s preferred shares. See “Risk Factors” beginning on page 44 for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

There can be no assurance that the Fund will achieve its investment objectives.

This Information Memorandum summarizes the current investment objectives and policies of the Fund and the proposed new investment policies of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

THE NEW VRDP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE INVESTMENT ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT.

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Target Fund VRDP Shares. This Information Memorandum has not been reviewed by any federal or state securities commission or any regulatory authority of any jurisdiction, nor has any such commission or authority passed upon the accuracy or adequacy of this Information Memorandum. Any representation to the contrary is unlawful and may be a criminal offense.

The date of this Information Memorandum is October 23, 2015.

This Information Memorandum is furnished by the Fund on a confidential basis and sets forth the terms of the New VRDP Shares. The information contained or incorporated by reference in this Information Memorandum has been provided by the Fund and other sources identified herein.

The offer and issuance of the New VRDP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Unless they are so registered, the New VRDP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the New VRDP Shares to be issued in the Reorganizations are being offered and sold only to holders of Target Fund VRDP Shares that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to certain restrictions on transfer as further described under “Notice to Investors.”

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Target Fund VRDP Shares. The offer for the New VRDP Shares is being made only to the holders of Target Fund VRDP Shares in connection with the Reorganizations. This Information Memorandum is personal to each investor to which it is made available and has been prepared solely for use in connection with the Reorganizations. Distribution of this Information Memorandum to any person other than a beneficial owner of Target Fund VRDP Shares and those persons, if any, retained to advise such beneficial owner is not authorized.

The New VRDP Shares will be issued in book-entry form, as global securities (the “global securities”). The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “holders of VRDP Shares” or “holders of New VRDP Shares” include the Beneficial Owners of interests in the VRDP Shares or New VRDP Shares, respectively, and references to the “VRDP Shares” or “New VRDP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement” for further discussion of these matters.

This Information Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to owners of VRDP Shares upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the New VRDP Shares or the circulation or distribution of this Information Memorandum or any other material in relation to the Fund, any Liquidity Provider or the New VRDP Shares in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY. INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, THE APPLICABLE LIQUIDITY PROVIDER AND THE TERMS OF THE NEW VRDP SHARES, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW VRDP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NONE OF THE FUND, ANY TARGET FUND, ANY LIQUIDITY PROVIDER OR ANY REMARKETING AGENT OR THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION REGARDING THE LEGALITY OF INVESTMENT IN THE NEW VRDP SHARES BY ANY PERSON UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISER AND TAX ADVISER AS TO LEGAL, BUSINESS AND TAX ADVICE.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each beneficial owner of VRDP Shares (and each employee, representative or other agent of each beneficial owner) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the New VRDP Shares and all materials of any kind that are provided to the beneficial owner of VRDP Shares relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4).

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward-looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and some or all of the assumptions underlying any projections, forecasts or estimates may not materialize or may vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities, changes in the tax treatment of municipal securities, the funding and solvency of the governmental and municipal issuers of municipal securities, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

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NOTICE TO INVESTORS

Each person acquiring New VRDP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund, the applicable Liquidity Provider and the applicable Remarketing Agent as follows:

(1)        It understands and acknowledges that the securities have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that none of the Fund, any Liquidity Provider, any Remarketing Agent or any person representing any of the foregoing has made any representation to it with respect to the Fund, any Liquidity Provider or any Remarketing Agent or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities. Further, it acknowledges that with respect to the information supplied by a Liquidity Provider for inclusion in this Information Memorandum, no representation is made by the Fund as to the accuracy or completeness of such information. No Liquidity Provider accepts any responsibility for the accuracy or completeness of this Information Memorandum or the New VRDP Statements or any other information or disclosure contained or incorporated by reference herein or in the New VRDP Statements, or omitted herefrom or from the New VRDP Statements. In addition, no representation is made regarding New VRDP Shares or the advisability of investing in New VRDP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the applicable Liquidity Provider and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund and the applicable Liquidity Provider.

(4)        It is purchasing the securities for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act. It agrees on its own behalf and on behalf of any investor account for which it is purchasing the securities and each subsequent holder or owner of the securities by its acceptance thereof will agree to offer, sell or otherwise transfer such securities only (a) to the Fund, (b) to or through the applicable Remarketing Agent in a Remarketing, (c) to the applicable Liquidity Provider pursuant to a New VRDP Purchase Agreement or (d) for so long as the securities offered hereby are eligible for resale pursuant to Rule 144A, but subject to the restrictions on transfer, outside of a Remarketing, described herein, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property

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of such investor account or accounts be at all times within its or their control. Each purchaser acknowledges that each New VRDP Share will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, ONLY (A) TO THE FUND, (B) TO OR THROUGH THE APPLICABLE REMARKETING AGENT IN A REMARKETING, (C) TO THE APPLICABLE LIQUIDITY PROVIDER PURSUANT TO A NEW VRDP PURCHASE AGREEMENT OR (D) FOR SO LONG AS THE SECURITIES OFFERED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, BUT SUBJECT TO THE RESTRICTIONS ON TRANSFER, OUTSIDE OF A REMARKETING APPLICABLE TO THIS SECURITY, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR ANY EXEMPTION FROM REGISTRATION AVAILABLE UNDER THE SECURITIES ACT. THE PURCHASE OBLIGATION IS TRANSFERABLE ONLY IN CONNECTION WITH A TRANSFER OF NEW VRDP SHARES; IT IS NOT SEPARATELY TRANSFERABLE.

NUVEEN FUND ADVISORS, LLC (“INVESTMENT ADVISER”), AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT) (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), AND PERSONS OVER WHICH THE INVESTMENT ADVISER, OR AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT), EXERCISE DISCRETIONARY INVESTMENT OR VOTING AUTHORITY (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), ARE NOT PERMITTED TO PURCHASE, DIRECTLY OR INDIRECTLY, NEW VRDP SHARES WITHOUT THE PRIOR WRITTEN CONSENT OF THE APPLICABLE LIQUIDITY PROVIDER AND ANY SUCH PURCHASES SHALL BE VOID AB INITIO; PROVIDED, HOWEVER, THAT PURCHASES OF NEW VRDP SHARES MAY BE MADE BY BROKER-DEALERS THAT ARE AFFILIATED PERSONS OF THE INVESTMENT ADVISER IN RISKLESS PRINCIPAL TRANSACTIONS WITH RESPECT TO SUCH PURCHASES OF NEW VRDP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW VRDP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW VRDP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW VRDP SHARES BY THE TRANSFEREE.

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(5)        It acknowledges that the Fund, the Liquidity Providers and the Remarketing Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund, the applicable Liquidity Provider and the applicable Remarketing Agent. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

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SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Information Memorandum and the documents incorporated by reference or otherwise summarized in this Information Memorandum, including the information set forth in the sections “Risk Factors,” “How the Fund Manages Portfolio Risk” and “The Fund’s Investments—Derivatives and Hedging Strategies,” the forms of the New VRDP Statements, attached hereto as Appendix A, and the forms of the New VRDP Purchase Agreements, attached hereto as Appendix B. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements.

The Fund	Nuveen Dividend Advantage Municipal Income Fund (previously defined as the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value per share, are traded on the NYSE MKT under the ticker symbol NVG. Upon the closing of the Reorganizations, it is expected that the Fund will transfer the listing of its common shares to the New York Stock Exchange. As of August 24, 2015, the Fund had 24,646,630 common shares outstanding. As of August 24, 2015, the Fund also had 1,790 VRDP Shares outstanding. In connection with the Reorganization of Nuveen Quality Income Municipal Fund, Inc. (previously defined as “Quality Income”) into the Fund, the Fund will issue 3,854 New VRDP Shares, and in connection with the Reorganization of Nuveen Municipal Opportunity Fund, Inc. (previously defined as “Municipal Opportunity”) into the Fund, the Fund will issue 6,672 New VRDP Shares. Further, in connection with the concurrent Reorganization of Nuveen Quality Municipal Fund, Inc. (previously defined as “Quality Municipal” and together with Quality Income and Municipal Opportunity, the “Target Funds” and each, a “Target Fund”) into the Fund, the Fund will issue 2,404 VMTP Shares.

The Offering	This Information Memorandum is provided for information purposes in connection with the offering of the New VRDP Shares of Series 2 and Series 3 pursuant to the Reorganization of each of Quality Income and Municipal Opportunity into the Fund. Each New VRDP Share has a Liquidation Preference of $100,000.

This Information Memorandum is provided exclusively to holders of Target Fund VRDP Shares who were holders of Target Fund VRDP Shares as of the close of business on September 14, 2015. Upon the closing of the Reorganizations, each Target Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the

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liabilities of the Target Fund. Each Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of VRDP Shares of Quality Income and Municipal Opportunity will receive, on a one-for-one basis, New VRDP Shares of the Fund having substantially similar terms, as of the closing of the Reorganizations, as the VRDP Shares of Quality Income or Municipal Opportunity, as applicable, exchanged therefor.

Description of the New VRDP Shares	The terms of the New VRDP Shares of the Fund to be issued pursuant to the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the Target Fund VRDP Shares exchanged therefor. Also, the terms of the remarketing for the New VRDP Shares will be the same as those for the Target Fund VRDP Shares. The description of the New VRDP Shares is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. See “Description of the New VRDP Shares.”

Changes to the New VRDP Shares	In connection with the Reorganizations, the Fund is making certain changes to each New VRDP Statement relative to the corresponding Target Fund VRDP Statement. The changes are designed principally to resolve certain inconsistencies and ambiguities created by having multiple series of VRDP Shares and other preferred shares concurrently outstanding; provide increased flexibility and clarification regarding rating agency requirements, consistent with, and further to, the terms of VRDP Shares offerings by Nuveen funds since December 2012; increase flexibility to replace a Liquidity Provider; and provide flexibility for different or modified terms in connection with a Special Rate Period.

Liquidity Providers; the Purchase Obligation	The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, substantially identical to the unconditional demand feature in effect for the corresponding Target Fund VRDP Series as of the closing of the Reorganizations, to be provided by the bank then acting as liquidity provider (previously defined as the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement.

The Liquidity Provider for each series of Target Fund VRDP Shares entered into a VRDP Purchase Agreement with respect to the applicable Target Fund VRDP Shares, subject to periodic (i) extension by agreement with the applicable Target Fund or (ii) replacement of the Liquidity Provider in accordance with

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the applicable Target Fund VRDP Statement and the related agreements. Accordingly, prior to the closing of the Reorganizations, a Target Fund may replace the bank acting as Liquidity Provider for the Target Fund VRDP Shares as of the date of this Information Memorandum. The VRDP Purchase Agreement with the replacement Liquidity Provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the Target Fund VRDP Statement. It also is possible for the Fund to appoint a new Liquidity Provider for a New VRDP Series effective upon the closing of the Reorganizations. Whether no change, or either such a change, in Liquidity Provider occurs, the New VRDP Purchase Agreement will contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider.

The initial term of each New VRDP Purchase Agreement with the Liquidity Provider for the applicable New VRDP Series is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding Target Fund VRDP Series immediately prior to the Reorganizations. See “The Purchase Obligation” and “Liquidity Provider.”

Ratings	The Fund will obtain short-term and long-term ratings for each New VRDP Series. However, the Target Funds are not, and the Fund will not be, required under the respective Target Fund VRDP Statements and New VRDP Statements to maintain any particular (or particular level of) ratings for the VRDP Shares, except that, under the New VRDP Statements, the Fund will be required to use reasonable best efforts to maintain at least one short-term rating of each New VRDP Series to the extent that the applicable Liquidity Provider has a short-term debt rating.

The short-term ratings of each New VRDP Series are directly related to the short-term ratings assigned to the applicable Liquidity Provider. Changes in the credit quality of a Liquidity Provider could cause a downgrade in the short-term credit ratings of the applicable New VRDP Shares, make the New VRDP Shares less liquid in the secondary market and cause losses to holders of New VRDP Shares.

The Fund’s greater allocation to lower rated municipal securities following the restructuring (see “Investment Objectives and Policies” below) is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk

6

that the issuer will be unable to pay interest or principal when due. In addition, the Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Fund’s preferred shares. See “Risk Factors” beginning on page 44 for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

At present, as a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. As a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. As a non-fundamental policy, no more than 10% of the Managed Assets of the Fund may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may currently invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. These investment policies are substantially similar to those of each Target Fund.

Following the restructuring, as a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental policy,

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under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. These changes to the Fund’s non-fundamental investment policies will result in the Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Fund’s preferred shares. See “Risk Factors” beginning on page 44 for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

See “The Fund’s Investments—Investment Objectives and Policies.” There can be no assurance that the Fund will achieve its investment objectives.

Management of the Fund	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”) is the Fund’s investment adviser. Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Nuveen Fund Advisors has selected Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”) to serve as the sub-adviser to the Fund. See “Management of the Fund.”

Taxation	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), and generally does not expect to be subject to federal income tax.

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Following the restructuring, under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that generate income exempt from the federal alternative minimum tax applicable to individuals. Accordingly,

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the dividends paid by the Fund from such interest will ordinarily be similarly exempt. See “Federal Income Tax Matters” for a detailed discussion of the foregoing matters.

Governing Law	The Fund’s declaration of trust, as amended (the “Declaration of Trust”), and the New VRDP Statements are governed by the laws of the Commonwealth of Massachusetts.

The New VRDP Purchase Agreements and the Tender and Paying Agent Agreements and Remarketing Agreements with respect to each New VRDP Series are governed by the laws of the State of New York.

Risk Factors	Risk is inherent in all investing. You should carefully consider the risks of investing in VRDP Shares. See “Risk Factors,” “The Fund’s Investments—Investment Objectives and Policies” and “—Derivatives and Hedging Strategies” and “How the Fund Manages Portfolio Risk.”

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on July 12, 1999 and commenced investment operations on March 28, 2002. The Fund’s common shares are listed on the NYSE MKT under the symbol NVG. Upon the closing of the Reorganizations, it is expected that the Fund will transfer the listing of its common shares to the New York Stock Exchange. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of August 24, 2015.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	—	24,646,630
VRDP Shares	Unlimited	—	1,790

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New VRDP Shares and VMTP Shares following the completion of the Reorganizations as if such Reorganizations had been completed as of August 24, 2015.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Shares Outstanding	Aggregate Liquidation Preference Outstanding
VRDP Shares	Unlimited	—	12,316	$1,231,600,000
VMTP Shares	Unlimited	—	2,404	$240,400,000

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DESCRIPTION OF THE NEW VRDP SHARES

The terms of the New VRDP Shares to be issued pursuant to the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the outstanding Target Fund VRDP Shares for which they are exchanged. Attached as Appendices A and B to this Information Memorandum are the forms of the New VRDP Statements and the forms of the New VRDP Purchase Agreements, respectively. You are urged to review the New VRDP Statements and the New VRDP Purchase Agreements. This Information Memorandum only summarizes some of the terms of the New VRDP Shares and some of the differences between the New VRDP Shares and the outstanding series of Target Fund VRDP Shares, and it is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements.

The terms of the New VRDP Shares to be issued by the Fund as part of the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the VRDP Shares of Quality Income or Municipal Opportunity, as applicable, exchanged therefor, including:

•	the same short-term credit ratings (without regard to rating modifiers) from one or more rating agencies;

•	the same Liquidation Preference ($100,000 per share) and Final Mandatory Redemption Date (as detailed above);

•	the same terms with respect to the payment of an adjustable dividend rate set weekly by a Remarketing Agent;

•	the same right to give notice on any business day to tender the securities for remarketing in seven days;

•	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

•

the benefit of an unconditional demand feature pursuant to the New VRDP Purchase Agreement substantially identical to the unconditional demand feature in effect with respect to the Target Fund VRDP Shares as of the closing date of the Reorganizations.

Following the Reorganizations, based on VRDP Shares outstanding as of August 24, 2015 (for the Fund) and September 14, 2015 (for Quality Income and Municipal Opportunity), the Fund will have 12,316 VRDP Shares outstanding in three series and 2,404 VMTP Shares outstanding in a single series. Each New VRDP Share will have the same Liquidation Preference ($100,000 per share) and will be entitled to one vote. The New VRDP Shares will have equal priority with each other and with the Fund’s other preferred shares, including the Outstanding VRDP Shares and the VMTP Shares to be issued in the Reorganization of Quality Municipal, with respect to the payment of dividends by the Fund and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Changes to VRDP Shares.    The Target Funds issued their respective VRDP Shares in December 2010. Upon consummation of the Reorganizations, the terms of each New VRDP Series

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will be substantially similar to the other and consistent with, and further to, the terms of offerings of VRDP Shares by Nuveen funds since December 2012 (inclusive). The following is a summary of the significant differences between each Target Fund VRDP Statement and the corresponding New VRDP Statement:

•

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting the New VRDP Shares under the New VRDP Statement;

•

changes reflected in the New VRDP Statement, as compared with the Target Fund VRDP Statement, to conform to the terms of VRDP Shares offerings by Nuveen funds since December 2012 (inclusive), including:

•	in the definition of Mandatory Purchase Event, change the specified minimum term for renewal or replacement of the VRDP Purchase Agreement from 364 days to 180 days; and

•	provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares then owned by the Liquidity Provider;

•

further to the increased flexibility and clarification with regard to the role of ratings of VRDP Shares included in VRDP Shares offerings by Nuveen funds since December 2012, and consistent with the terms of the Fund’s Outstanding VRDP Shares, changes to remove from the New VRDP Statement any basic maintenance amount requirements, including any mandatory redemption requirements, with the result that any rating agency requirements will be as set forth in the applicable rating agency guidelines with respect to long-term ratings of the New VRDP Shares, as such guidelines may be amended from time to time by the applicable rating agency, and not in the New VRDP Statement, and further subject to the right of the Fund to accept a downgrade of a rating or terminate the services of a rating agency (as each of Quality Income and Municipal Opportunity may do currently with respect to its Target Fund VRDP Shares);

•

changes to facilitate the ability of the Fund to replace the Liquidity Provider prior to a Scheduled Termination Date, which replacement, as is currently the case with any replacement of the Liquidity Provider, will constitute a Mandatory Tender Event;

•

changes to provide the Fund with increased flexibility to provide for different or modified terms in connection with establishment of a Special Rate Period; the establishment of a Special Rate Period will require, as is currently the case, prior notice and the consent of the Liquidity Provider and will constitute a Mandatory Tender Event; and

•	changes to the mandatory redemption provisions to conform to the corresponding provisions of the Fund’s Outstanding VRDP Shares:

•

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement, the number of preferred shares to be redeemed may, at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series;

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provided that, to the extent that the Fund does a mandatory redemption of any New VRDP Shares, the Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

Differences Among VRDP Series.    Upon issuance of the New VRDP Shares, the Fund will have three series of VRDP Shares outstanding, including the two New VRDP Series. The Fund expects that there will be two different banks serving as Liquidity Providers to the New VRDP Series. The Fund’s Outstanding VRDP Shares were issued with a special rate period, which is scheduled to continue until December 14, 2016, subject to early transition or extension. Such Outstanding VRDP Shares are currently owned by a single institutional investor that also is the Liquidity Provider for the Municipal Opportunity VRDP Shares. Because the Outstanding VRDP Shares currently have a special rate period, no liquidity provider has been appointed for such Outstanding VRDP Shares.

The initial term of each New VRDP Purchase Agreement with the Liquidity Provider for the applicable New VRDP Series is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding Target Fund VRDP Series immediately prior to the Reorganizations. Dividend rates may vary from series to series as a result of the special rate period in effect for the Fund’s Outstanding VRDP Series or, in the case of the New VRDP Series, because, for example, the applicable Remarketing Agent may reset the rate for one such New VRDP Series at a different level from that set by the Remarketing Agent for the other New VRDP Series, or the rate for one New VRDP Series, but not both New VRDP Series, may reset to the Maximum Rate (or a different level of Maximum Rate) depending on the terms of the applicable New VRDP Statement. Redemptions prior to the Final Mandatory Redemption Dates for each VRDP Series may occur at different times and in different amounts from series to series pursuant to the respective VRDP Statements. In the event that the Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all VRDP Series then outstanding.

Each New VRDP Purchase Agreement has an expiration date (each expiration date being referred to as a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a Liquidity Provider will renew, or continue to renew, the New VRDP Purchase Agreement or that a replacement will be appointed. Each New VRDP Series will require that the applicable Liquidity Provider’s purchase obligation be renewed upon each Scheduled Termination Date for a term of at least 180 days (or replaced with a purchase obligation with such minimum term). If a Liquidity Provider does not renew the applicable VRDP Purchase Agreement and it is not replaced, all VRDP Shares of the relevant New VRDP Series will be subject to Mandatory Purchase by such Liquidity Provider prior to the expiration of the purchase obligation.

Remarketing.    The terms of the remarketing for the New VRDP Shares will be the same as for the Target Fund VRDP Shares. Holders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing at the Purchase Price on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund (previously each defined as a “Tender and Paying Agent”) with the consent of the applicable Liquidity Provider. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by a Remarketing Agent at the Purchase Price in the circumstances set forth in the New VRDP Statements. The applicable Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date, or New VRDP Shares remain unsold pursuant to an attempted remarketing, the applicable Tender and Paying Agent will

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deliver all such unsold New VRDP Shares that have been delivered to such Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the applicable Liquidity Provider at the Purchase Price for such New VRDP Shares in the event of termination of a New VRDP Purchase Agreement if the Fund has not obtained an Alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to the New VRDP Shares is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by the Liquidity Provider is referred to herein as a “Purchase Date.”

Unconditional Demand Feature.    The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, substantially identical to the unconditional demand feature in effect for the corresponding Target Fund VRDP Series as of the closing of the Reorganizations, to be provided by the bank then acting as liquidity provider (previously defined as the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of New VRDP Shares; it is not separately transferable.

Prior to the closing of the Reorganizations, a Target Fund may replace the bank acting as Liquidity Provider for its Target Fund VRDP Shares as of the date hereof, in accordance with the applicable Target Fund VRDP Statement and the related agreements. The purchase agreement with the replacement Liquidity Provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the applicable Target Fund VRDP Statement. It also is possible for the Fund to appoint a new Liquidity Provider for a New VRDP Series effective upon the closing of the Reorganizations. Whether or not the Liquidity Provider is changed, either before the closing of the Reorganizations by the applicable Target Fund or upon the closing of the Reorganizations by the Fund, each New VRDP Purchase Agreement will contain a purchase obligation substantially identical to the purchase obligation with respect to the applicable Target Fund VRDP Shares and will be substantially in the form attached as Appendix B hereto.

Dividends and Rate Periods.    It is anticipated that the Reorganizations will close on or about December 7, 2015, or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares of each New VRDP Series commencing on and including the date of issuance, to and including the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the corresponding Target Fund VRDP Series immediately prior to the closing. Generally, the dividend rate will be reset weekly by the applicable Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, with exceptions for certain portions that may represent capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

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Maximum Rate.    The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the New VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the New VRDP Statements. The Maximum Rate for the New VRDP Shares will depend on the long-term rating assigned to the New VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the applicable Remarketing Agent and the applicable Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on the New VRDP Shares for that Rate Period.

LEVERAGE

The Fund and each Target Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings, and (3) inverse floating rate securities (sometimes referred to as “inverse floaters”), which have the economic effect of leverage. The Fund and each Target Fund currently engage in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to the use of leverage by the Fund and each Target Fund for the last three fiscal years are set forth below. Following the Reorganizations, it is expected that the Fund will seek to incur additional leverage to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Fund prior to the Reorganizations.

Fund	2014	2013	2012
Asset Coverage Ratio(1)	341.95%	316.88%	342.77%
Regulatory Leverage Ratio(2)	29.24%	31.56%	29.17%
Effective Leverage Ratio(3)	35.20%	38.11%	35.38%

Quality Municipal	2014	2013	2012
Asset Coverage Ratio(1)	341.26%	320.21%	347.81%
Regulatory Leverage Ratio(2)	29.30%	31.23%	28.75%
Effective Leverage Ratio(3)	35.72%	38.43%	36.68%

Quality Income	2014	2013	2012
Asset Coverage Ratio(1)	299.29%	280.34%	326.07%
Regulatory Leverage Ratio(2)	33.41%	35.67%	30.67%
Effective Leverage Ratio(3)	36.48%	39.33%	34.55%

Municipal Opportunity	2014	2013	2012
Asset Coverage Ratio(1)	325.65%	307.23%	328.84%
Regulatory Leverage Ratio(2)	30.71%	32.55%	30.41%
Effective Leverage Ratio(3)	37.25%	39.54%	36.13%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or debt, bears to the aggregate amount of preferred shares and debt issued by the Fund.
(2)	Regulatory leverage consists of preferred shares or debt issued by a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

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THE PURCHASE OBLIGATION

The following is a brief description of the terms of the New VRDP Purchase Agreements. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the forms of the New VRDP Purchase Agreements attached hereto as Appendix B.

As long as New VRDP Shares of any New VRDP Series are outstanding, except as otherwise provided pursuant to the applicable New VRDP Statement in connection with a Special Rate Period (which requires prior notice and the consent of the Liquidity Provider and constitutes a Mandatory Tender Event), the New VRDP Statements require that the Fund maintain a New VRDP Purchase Agreement for each such New VRDP Series providing for a purchase obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the New VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Fund’s Board.

Pursuant to each New VRDP Purchase Agreement, the applicable Liquidity Provider will purchase at the Purchase Price any outstanding New VRDP Shares of the applicable New VRDP Series that are properly tendered in accordance with the applicable New VRDP Statement and New VRDP Purchase Agreement, including any such New VRDP Shares that are the subject of a failed remarketing on the Purchase Date for an Optional Tender or a Mandatory Tender for remarketing, and all outstanding New VRDP Shares of the applicable New VRDP Series on the Purchase Date for a Mandatory Purchase Event. The obligation of a Liquidity Provider to purchase New VRDP Shares pursuant to a New VRDP Purchase Agreement will run to the benefit of holders or beneficial owners of New VRDP Shares of the applicable New VRDP Series and will be unconditional and irrevocable in accordance with the provisions of such New VRDP Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in such New VRDP Purchase Agreement or of the Fund set forth in the applicable New VRDP Fee Agreement (as defined below) or the termination of the obligations of the Remarketing Agent under the applicable Remarketing Agreement.

VRDP Fee Agreement

Pursuant to a VRDP Fee Agreement with each Liquidity Provider with respect to each New VRDP Series (each, a “New VRDP Fee Agreement”), the Fund will pay to such Liquidity Provider a monthly fee in consideration of such Liquidity Provider’s agreement to provide the purchase obligation for the New VRDP Series under the applicable New VRDP Purchase Agreement. Each New VRDP Fee Agreement is expected to have substantially the same terms and conditions as the corresponding existing agreement with each Target Fund, including certain representations, warranties and covenants as to the New VRDP Shares of the applicable New VRDP Series, including the covenant that the Fund will not agree or consent to any amendment, supplement, modification or repeal of such New VRDP Shares, such New VRDP Fee Agreement, the Declaration of Trust, the applicable New VRDP Statement, the Fund’s by-laws, as amended and restated (the “By-Laws”), the applicable Remarketing Agreement or the applicable Tender and Paying Agent Agreement or any provision therein, nor waive any provision thereof without the prior written consent of the applicable Liquidity Provider, and such Liquidity Provider, without the prior written consent of the Fund, will not agree or consent to any amendment, supplement, modification or repeal of the applicable New VRDP Purchase Agreement, nor waive any provision thereof.

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In addition, each New VRDP Fee Agreement is expected to include a covenant substantially as follows, as in the corresponding existing agreement with Quality Income and Municipal Opportunity:

Unless the Fund receives the prior written consent of the Liquidity Provider, the Fund’s Effective Leverage Ratio will not exceed 45% (or 46% solely by reason of fluctuations in the market value of its portfolio securities) as of the close of business on any Business Day, and to the extent the Effective Leverage Ratio exceeds 45% (or 46%, as applicable) as of the close of business on any Business Day, the Fund shall cause its Effective Leverage Ratio to be 45% or lower within 10 Business Days.

“Effective Leverage Ratio” generally is defined to mean the quotient of:

(A) the sum of (i) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, any such senior securities for which the Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund), divided by

(B) the sum of (i) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding, without duplication of any amounts otherwise subtracted as accrued liabilities, any assets consisting of Deposit Securities referred to in clause (i) of paragraph (A) above), less the amount of the Fund’s accrued liabilities (which accrued liabilities shall include obligations of the Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund).

The definition of Effective Leverage Ratio for each series of New VRDP Shares will be as agreed by the Fund and the applicable Liquidity Provider, and may be amended from time to time.

LIQUIDITY PROVIDER

Additional information regarding the current short-term and long-term debt ratings assigned by Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), to each Liquidity Provider is available at www.fitchratings.com, www.moodys.com and www.standardandpoors.com, respectively. No assurances can be given that the current ratings of a Liquidity Provider’s instruments will be maintained. As described above under “Description of the New VRDP Shares—Unconditional

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Demand Feature,” the bank acting as liquidity provider for one or more series of Target Fund VRDP Shares as of the date hereof may be replaced prior to or upon the closing of the Reorganizations.

Additional information regarding each Liquidity Provider is available in public reports filed by such Liquidity Provider or its parent, if applicable, with the Securities and Exchange Commission (the “SEC”) and/or applicable bank regulatory authority.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, the Investment Adviser, any Liquidity Provider, any Remarketing Agent or any Tender and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New VRDP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of New VRDP Shares.

Purchasers of New VRDP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and a Tender and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New VRDP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

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Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New VRDP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New VRDP Shares will mean payments and notices related to the redemption or tender of New VRDP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New VRDP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New VRDP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Tender and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New VRDP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New VRDP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New VRDP Shares and payments upon redemption of New VRDP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detailed information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, THE INVESTMENT ADVISER, THE SUB-ADVISER, THE LIQUIDITY PROVIDERS, THE REMARKETING AGENTS AND THE TENDER AND PAYING AGENTS TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, THE INVESTMENT ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH

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INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, THE INVESTMENT ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND AND THE LIQUIDITY PROVIDERS WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The investment objectives of the Fund are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Any capital appreciation realized by the Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders. See “Federal Income Tax Matters.”

Under normal circumstances, the Fund (prior to the restructuring) invests at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, the Fund (prior to the restructuring) invests at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund (prior to the restructuring) may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. No more than 10% of the Managed Assets of the Fund (prior to the restructuring) may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may currently invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. These investment policies are substantially similar to those of each Target Fund.

Following the restructuring, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. Under normal circumstances, the Fund may

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invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. These changes to the Fund’s non-fundamental investment policies will result in the Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The Fund’s investment objectives and policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Investment Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix C.

The Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated

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municipal securities are those whose ratings do not, in the Investment Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to shareholders.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of July 31, 2015, the effective maturity of the portfolio of the Fund was 24.87 years.

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with

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the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act and the rules and regulations thereunder.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash or securities of the U.S. Government, its agencies and instrumentalities.

As noted above, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Federal Income Tax Matters.”

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Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the

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property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

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Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields

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higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are

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established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)        U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

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(3)        Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and that matures within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

(1)        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2)        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

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(3)        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4)        Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5)        Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6)        Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

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When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Investment Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

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These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Fund will invest in these instruments only in markets believed by the Investment Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

The Investment Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Investment Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a new regulatory framework for certain derivatives, such as swaps, in which the Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

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The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

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If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking

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delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

With respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

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Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such

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positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Investment Adviser and/or the Sub-Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be

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made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Investment Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

The Investment Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of

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the Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including

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when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Investment Restrictions

In addition to the Fund’s investment objectives, the following investment restrictions are fundamental policies for the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of the Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, the Fund may not:

(1)        Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

(2)        Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

(3)        Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.

(4)        Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5)        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

(6)        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

(7)        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

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(8)        Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

(9)        Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.

For the purpose of applying the limitation set forth in subparagraph 1 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risk.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

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(2)        Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Investment Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed by the Investment Adviser under an investment management agreement between the Investment Adviser and the Fund (the “Investment Management Agreement”), is the responsibility of the Board. The Fund currently has eleven (11) trustees, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report for the fiscal year ended October 31, 2014.

Investment Adviser and Sub-Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Investment Adviser”) is the investment adviser to the Fund and is responsible for overseeing the

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Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA is the portfolio manager of the Fund. Mr. Brennan assumed portfolio management responsibility for the Fund in 2006. Mr. Brennan will continue to manage the Fund upon completion of the Reorganizations.

Paul L. Brennan, CFA, CPA, is a Senior Vice President of Nuveen Investments. He manages several Nuveen municipal national and state mutual funds and closed-end bond funds. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee. Information about Mr. Brennan’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities

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provided by Nuveen Fund Advisors. The Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. The fund-level fee is currently a maximum of 0.45% of the Fund’s average daily assets (including assets attributable to leverage), with lower fee levels for assets that exceed $125 million. As described in the Proxy Statement, it is proposed that the Fund’s fund-level management fee schedule be increased. Under the revised fee schedule, the fund-level fee will be a maximum of 0.50% of the Fund’s average daily assets (including assets attributable to leverage), with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the daily managed assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

In addition to Nuveen Fund Advisors’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that the holders of VRDP Shares of any series may receive little or no return on their investment or even that holders of VRDP Shares may lose part or all of their investment. Therefore, you should consider carefully the following risks that are assumed when investing in New VRDP Shares of the Fund. See also “The Fund’s Investments” and “How the Fund Manages Portfolio Risk.”

Risks of Investing in New VRDP Shares

Insolvency and/or Bankruptcy of a Liquidity Provider.    In the event of a material credit or capital impairment of a Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase New VRDP Shares of the applicable series. A Liquidity Provider’s solvency and ability to fulfill its obligation to pay for New VRDP Shares of the applicable series that are tendered for Remarketing and cannot successfully be remarketed by the applicable Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a holder of New VRDP Shares of the applicable series can successfully tender the New VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of a Liquidity Provider, which could affect the liquidity of the New VRDP Shares of the applicable series as discussed more fully below. In the event of the filing of a bankruptcy proceeding of a Liquidity Provider, the corresponding New VRDP Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Fund may not be able to enter into a new VRDP Purchase Agreement with a replacement liquidity provider in a timely manner, if at all. In this instance, a holder of New VRDP Shares of the applicable series may not be able to sell New

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VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the New VRDP Shares without the benefit of the applicable New VRDP Purchase Agreement.

Remarketing Risk.    Holders of VRDP Shares of each series may elect to tender their New VRDP Shares to the Tender and Paying Agent for Remarketing by the applicable Remarketing Agent pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. There can be no assurance that the applicable Remarketing Agent will be able to remarket all the New VRDP Shares tendered in a Remarketing. The applicable Remarketing Agent in its sole discretion may purchase for its own account New VRDP Shares in a Remarketing; however, a Remarketing Agent will not be obligated to purchase any New VRDP Shares that would otherwise remain unsold in a Remarketing. If any New VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such New VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the applicable Liquidity Provider. During the term of the relevant New VRDP Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase New VRDP Shares of the applicable series tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

Failure of a Liquidity Provider to Fulfill its Purchase Obligation.    If New VRDP Shares of any series are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold New VRDP Shares, or if a Mandatory Purchase Event occurs, the applicable Liquidity Provider will be obligated to purchase the New VRDP Shares pursuant to a Final Notice of Purchase. The ability of a holder of New VRDP Shares to realize payment from the applicable Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the New VRDP Shares tendered pursuant to a Final Notice of Purchase. If a Liquidity Provider should default on its purchase obligation under the corresponding New VRDP Purchase Agreement, a holder of New VRDP Shares of the applicable series might have limited or no ability to sell its New VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the New VRDP Shares, especially when market interest rates are rising. If a Liquidity Provider continues to fail to perform its duties and the Fund cannot find a replacement liquidity provider, holders of VRDP Shares of the applicable series may be required to continue to hold their New VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider.    In the event the Fund is unable to extend a New VRDP Purchase Agreement beyond the Scheduled Termination Date or engage a successor liquidity provider pursuant to an Alternate VRDP Purchase Agreement providing for a purchase obligation on the same terms and conditions as the corresponding New VRDP Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board, a Mandatory Purchase Event will occur and each holder of New VRDP Shares of the applicable series will be required to deliver its New VRDP Shares for purchase by the applicable Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur At Times When Attractive Alternative Investment Opportunities Are Not Available.    A Mandatory Tender Event or Mandatory Purchase Event with respect to the New VRDP Shares of any series may occur in circumstances that are unfavorable to holders of New VRDP Shares of the applicable series, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the applicable Liquidity Provider are not available.

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Interest Rate Risk.    Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. The Fund will invest primarily in municipal bonds with long-term maturities. VRDP Shares generally pay dividends based on short-term interest rates. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, the yield on VRDP Shares may rise such that the amount of dividends paid to holders of VRDP Shares exceeds the income from the municipal securities in the Fund’s portfolio. However, dividend rates on the VRDP Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term interest rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Asset Coverage for the VRDP Shares.

Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for the New VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of the New VRDP Shares and the liquidity of the New VRDP Shares through the remarketing process.

No Public Trading Market.    The New VRDP Shares of each series will be a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the New VRDP Shares of any series on a securities exchange. Accordingly, there can be no assurance as to the development or liquidity of any market for the New VRDP Shares of any series outside of Remarketings by the applicable Remarketing Agent and the purchase obligation of the applicable Liquidity Provider. Unless otherwise permitted by the Fund, a holder of New VRDP Shares of each series may sell, transfer or otherwise dispose of New VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the applicable New VRDP Statement (attached hereto as Appendix A); provided, however, that (a) a sale, transfer or other disposition of New VRDP Shares from a holder of New VRDP Shares who holds New VRDP Shares through an Agent Member to another holder of New VRDP Shares who holds New VRDP Shares through the same Agent Member will be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other person, if permitted by the Fund) to whom such transfer is made will advise the applicable Remarketing Agent and Tender and Paying Agent. The Fund has not registered, and does not intend to register, the New VRDP Shares under the Securities Act. Accordingly, the New VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. In addition, in the case of New VRDP Shares of each series tendered for Remarketing by any Beneficial Owner other than the applicable Liquidity Provider or the applicable Remarketing Agent, the applicable Remarketing Agent will remarket the New VRDP Shares tendered by such Beneficial Owner only to persons that also are registered investment companies under the 1940 Act (other than New VRDP Shares that the applicable Remarketing Agent in its sole discretion purchases for its own account). If at any time the Fund is not subject to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to holders of New VRDP Shares and prospective purchasers of New VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

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Subordination Risk.    While holders of New VRDP Shares of each series will have equal liquidation and distribution rights to the VRDP Shares of each other series and any other preferred shares that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of New VRDP Shares in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

Ratings and Asset Coverage Risk.    The Target Funds are not, and, as discussed below, the Fund will not be, required under the respective Target Fund VRDP Statements and New VRDP Statements to maintain any particular (or particular level of) ratings for the VRDP Shares, except that, under the New VRDP Statements, the Fund will be required to use reasonable best efforts to maintain at least one short-term rating of each New VRDP Series to the extent that the applicable Liquidity Provider has a short-term debt rating.

The short-term ratings on each New VRDP Series are directly related to the short-term ratings assigned to the applicable Liquidity Provider. Changes in the credit quality of a Liquidity Provider could cause a downgrade in the short-term credit ratings of the applicable New VRDP Series and make the New VRDP Shares of such series less liquid in the secondary market and cause losses to holders of New VRDP Shares of such series.

There can be no assurance that one or more Rating Agencies will not downgrade the New VRDP Shares of any series, including as a result of altering its or their rating criteria, that the Fund will maintain any ratings of the New VRDP Shares of any series or, if at any time the New VRDP Shares of any series have one or more ratings, that any particular ratings will be maintained. In addition, because investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due, the Fund’s greater allocation to lower rated municipal securities under its new investment mandate may have a negative effect on one or more long-term ratings of the Fund’s preferred shares. The Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the New VRDP Shares of the applicable series without replacement, in either case, without the approval of holders of New VRDP Shares of the applicable series or other shareholders of the Fund (as each of Quality Income and Municipal Opportunity may do currently with respect to any rating agency rating its outstanding Target Fund VRDP Shares). In the event a Rating Agency ceases to furnish a long-term rating or the Fund terminates the services of a Rating Agency then providing a long-term rating for the New VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the New VRDP Shares of the applicable series that are included in the applicable New VRDP Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Fund may be changed or eliminated at any time without the approval of the holders of New VRDP Shares of any series or other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the New VRDP Shares of any series.

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Additionally, so long as the preferred shares are rated, the Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

The ratings do not eliminate or necessarily mitigate the risks of investing in New VRDP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Fund’s) circumstances that could influence a particular rating. The short-term credit ratings address the timely payment of the Purchase Price of the New VRDP Shares of each series by the applicable Liquidity Provider pursuant to the corresponding New VRDP Purchase Agreement. The ratings on the New VRDP Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines do not address the likelihood that an owner of the New VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Risk of Mandatory and Optional Redemptions.    The Fund may be forced to redeem New VRDP Shares of any series to meet Minimum VRDP Asset Coverage requirements, or requirements under a New VRDP Fee Agreement, or may voluntarily redeem New VRDP Shares of any series at any time, including in circumstances that are unfavorable to holders of New VRDP Shares, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Tax Risk.    The Fund is relying on an opinion of special tax counsel that the New VRDP Shares will qualify as equity in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the New VRDP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) and other governmental taxing authorities could assert a contrary position. See “Federal Income Tax Matters.”

Dividend Rate Risk.    The New VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Multiple Series Risk.    Following the Reorganizations, the Fund will have multiple series of preferred shares outstanding, including three series of VRDP Shares and one series of VMTP Shares. While all preferred shares of the Fund will have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are some differences between the terms applicable to each series. VMTP Shares have a short-term mandatory redemption date while VRDP Shares have a long-term mandatory redemption with a liquidity feature. To the extent that the terms of the various series or types of preferred shares differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of preferred shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares, including the affected series, in order to restore compliance,

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subject to the redemption terms of each series. Shareholders are urged to review the terms of each series of preferred shares described elsewhere in this Information Memorandum. See “Description of the New VRDP Shares,” “Description of Outstanding Shares—VRDP Shares” and “Description of Outstanding Shares—VMTP Shares to Be Issued by the Fund in the Reorganizations.” In addition, the voting power of certain series of preferred shares may be more concentrated than others. All of the Outstanding VRDP Shares of the Fund are currently owned by a single institutional investor that is also the Liquidity Provider for the Municipal Opportunity VRDP Shares, and all of the VMTP Shares of Quality Municipal are currently owned by a single institutional investor.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments with respect to the New VRDP Shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on New VRDP Shares in extraordinary circumstances.

Certain Affiliations of the Liquidity Provider and Remarketing Agent.    The Fund expects that the Liquidity Provider and the Remarketing Agent for each New VRDP Series will be affiliates of each other (as is currently the case for those entities). In addition, the current owner (or its affiliate) of the Outstanding VRDP Shares of the Fund acts as Liquidity Provider for the Municipal Opportunity VRDP Shares. Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the New VRDP Shares of each series. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Fund’s ability to change Remarketing Agents should the Fund seek to do so during the tenure of the affiliated Liquidity Provider.

General Risks of Investing in the Fund

Credit and Below-Investment-Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Investment Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund. Municipal securities of below-investment-grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these

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reasons, an investment in the Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

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Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by issuers that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these issuers can cause their securities to be particularly risky, although they also may offer the potential for high returns. These issuers’ securities may be considered speculative, and the ability of the issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the issuers. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the analytical abilities of the Investment Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

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The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment

52

contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tender Option Bond Regulatory Risk.    The federal banking regulators, the SEC and the CFTC in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Act. The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule, are no longer permitted under the TOB trust structure. To be compliant with the Volcker Rule, the TOB trust structure has been modified since the Rule’s adoption to (i) shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (ii) change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third party administrator, which would generate additional costs relative to the traditional TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates.

Market Conditions.    The 2007-2009 financial crisis in the United States and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial

53

condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007-2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Inverse Floating Rate Securities Risk.    Typically, inverse floating rate securities represent beneficial interests in special purpose trusts (referred to herein as “TOB trusts”) that hold municipal bonds. See “D. Additional Information About the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to a fund that holds inverse floating rate securities generally is limited to its investment in such securities. However, in certain circumstances and in the Investment Adviser’s and/or the Sub-Adviser’s discretion, the Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss in an amount that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Fund’s investment. As a result, the market

54

value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (i) the principal amount of the short-term floating rate securities issued by the TOB trust to (ii) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The amount of fees paid to the Investment Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Investment Adviser and/or the Sub-Adviser to leverage the Fund. Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in TOB trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust, and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

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Insurance Risk.    The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007-2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal income tax or the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for

56

individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Investment Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the federal income tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Borrowing may exaggerate changes in the Fund’s net asset value and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to preferred shareholders can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk, including the Risk of Swaps.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative

57

investments. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser and/or Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Investment Adviser and/or Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Investment Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk.    Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant

58

authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the CEA previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Investment Adviser and/or Sub-Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Investment Adviser and/or Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk.    The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

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Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    An investment in the securities of another investment company will expose the Fund to the risks of investing in the securities held in such other investment company’s portfolio. The securities of other investment companies may also be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk.    Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their

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inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Economic Sector Risk.    The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Reliance on Investment Adviser and Sub-Adviser.    The Fund is dependent upon services and resources provided by the Investment Adviser and the Sub-Adviser, and therefore the Investment

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Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA-CREF. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

FEDERAL INCOME TAX MATTERS

Any discussion of U.S. federal income tax considerations in this Information Memorandum was written in connection with the issuance by the Fund of the New VRDP Shares as part of the Reorganizations. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal or state tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

The discussion below is the opinion of Sidley Austin LLP (“Special Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Internal Revenue Code of 1986 (the “Code”)) of acquiring, holding and disposing of the New VRDP Shares. Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Reorganizations, including an opinion substantially to the effect that the Fund will not recognize gain or loss upon the receipt of substantially all the assets of each Target Fund in exchange for shares of the Fund (including New VRDP Shares) and the assumption of substantially all the liabilities of each Target Fund and a holder of the Target Fund VRDP Shares will not recognize gain or loss upon the exchange of such shares solely for New VRDP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New VRDP Shares will constitute equity of the Fund for federal income tax purposes.

Because the discussion below is general in nature and does not address all of the tax consequences related to the New VRDP Shares and because the tax laws governing the New VRDP Shares and their acquisition are complex, you should consult your tax adviser about the tax consequences of acquiring and holding the New VRDP Shares under your particular circumstances.

This discussion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

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Upon issuance of the New VRDP Shares in connection with the Reorganizations, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the terms of the exchange, the nature of the Fund’s assets and the conduct of the Fund’s business, Special Tax Counsel will deliver its opinion concluding that for federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code, (2) the New VRDP Shares will qualify as equity in the Fund, and (3) distributions made with respect to the New VRDP Shares will qualify as exempt-interest dividends to the extent reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be reported as exempt-interest dividends is limited, based on the total amount of exempt interest generated by the Fund).

Investors should be aware that Special Tax Counsel’s opinions are not binding on the Internal Revenue Service (the “IRS”) or any court. See the discussions below under the captions “Treatment of New VRDP Shares as Equity” and “Demand Feature as Part of Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Qualification and Taxation of the Fund.    The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the

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prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of New VRDP Shares as Equity.    In order for any distributions to owners of the Fund’s New VRDP Shares to be eligible to be treated as exempt-interest dividends, the New VRDP Shares must be classified as equity for federal income tax purposes. The Investment Adviser believes and, as discussed above, Special Tax Counsel will deliver its opinion concluding that, the New VRDP Shares will qualify as equity in the Fund for federal income tax purposes. By acquiring New VRDP Shares, an investor agrees to treat the New VRDP Shares as equity for federal income tax purposes.

Distributions on New VRDP Shares.    A holder of New VRDP Shares will be required to report the dividends declared by the Fund for each day on which such holder of New VRDP Shares is the shareholder of record. In connection with any transfer of New VRDP Shares, the transferor as beneficial owner of the New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the beneficial owner of the New VRDP Shares in exchange for payment of the purchase price for such New VRDP Shares by the transferee. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders are expected to qualify for the dividends received deduction available to corporate shareholders or qualified dividend income treatment for non-corporate shareholders.

Tax Character of Distributions

In General.    The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be primarily determined by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, although the Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals, a portion of the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The IRS requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends.    The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its preferred shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on

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municipal bonds and are so reported by the Fund in written statements to its shareholders. The Fund intends to invest primarily in municipal bonds the income of which is exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the preferred shareholders is expected to qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

Dividends Attributable to Ordinary Income and Capital Gains.    Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s New VRDP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on New VRDP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on New VRDP Shares will constitute exempt-interest dividends for federal income tax purposes.

The Fund may notify the Remarketing Agent of the amount of any net capital gain or ordinary income taxable for regular federal income tax purposes to be included in any dividend on New VRDP Shares prior to the Rate Determination Date establishing the Applicable Rate for such dividend. If the Fund allocates any net capital gain or ordinary income for regular federal income tax purposes to New VRDP Shares without having given such advance notice, the Fund will make certain payments to owners of New VRDP Shares to which such allocation was made to offset the federal income tax effects thereof.

Sales, Exchanges and Other Dispositions of New VRDP Shares.    On the sale or other disposition of New VRDP Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New VRDP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New VRDP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New VRDP Shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. In the case of non-corporate taxpayers, current law taxes short-term capital gains and ordinary income at a maximum rate of 39.6% and long-term capital gains at a maximum rate of 20%. In addition, because of certain limitations on itemized deductions and the deduction for personal exemptions, the effective rate of tax may be higher in certain circumstances.

Losses realized by a shareholder on the sale or exchange of New VRDP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. For purposes of determining whether New VRDP Shares have been held

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for six months or less, the holding period will be suspended by reason of the New VRDP Purchase Agreement, thus causing the rules described in the preceding sentences to apply unless with respect to the loss disallowance rule, the Fund satisfies the exception described above.

Any loss realized on a sale or exchange of New VRDP Shares will be disallowed to the extent those shares are replaced by substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Redemptions of New VRDP Shares.    Gain or loss, if any, resulting from a redemption of the New VRDP Shares (determined by treating any part of the redemption price that represents accrued but unpaid dividends as dividends on the New VRDP Shares rather than as part of the amount paid in exchange for the New VRDP Shares) will be taxed as gain or loss from the sale or exchange of the New VRDP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the common shares and preferred shares will be taken into account, as will shares attributed to such shareholder under attribution rules contained in the Code.

Tax on Net Investment Income.    A 3.8% federal tax is imposed on the net investment income of individuals, estates and trusts with incomes above certain threshold amounts. The types of investment income used to calculate “net investment income” include taxable distributions (if any) made by the Fund with respect to the New VRDP Shares and gains (if any) from the sale or other disposition of the New VRDP Shares.

Consequences of Insufficient Distributions.    If at any time when the Fund’s New VRDP Shares are outstanding the Fund fails to meet asset coverage (as determined pursuant to the 1940 Act) of at least 200%, the Fund will be required to suspend distributions to holders of its common shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and net tax-exempt income and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Minimum VRDP Asset Coverage, the Fund will be required to redeem preferred shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

Demand Feature as Part of Stock.    The New VRDP Statements generally require that the Fund maintain the New VRDP Purchase Agreements, which contain a demand feature pursuant to a purchase obligation. Under the New VRDP Statements, each holder and beneficial owner of New VRDP Shares is deemed to have agreed, for federal income tax purposes, to treat this purchase obligation as part of the New VRDP Shares rather than as a separate property right. Such treatment is not, however, binding on the IRS or any court. If a New VRDP Share and the corresponding demand feature under the applicable New VRDP Purchase Agreement are treated as separate property rights (for example, as a share of stock and an option), then the tax consequences to investors, including the timing and character of income, gain and loss, will be different from those described in this

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Information Memorandum, and the tax consequences of the Reorganizations to holders of Target Fund VRDP Shares will be different from those described in the Proxy Statement and this Information Memorandum. You should consult your tax adviser about the tax consequences to you if New VRDP Shares and the demand feature under the corresponding New VRDP Purchase Agreement are treated as separate property rights.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and holders of New VRDP Shares. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New VRDP Shares.

HOW THE FUND MANAGES PORTFOLIO RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” common shares and preferred shares voting together as a single class, and the approval of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments or to the investment of 25% of its total assets. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Fitch, Moody’s or S&P on the New VRDP Shares. See “The Fund’s Investments—Investment Restrictions” for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality Investments

Currently, as a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the Sub-Adviser. Following the restructuring, as a non-fundamental policy, under normal circumstances, the Fund will be permitted to invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

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Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Investment Adviser and/or the Sub-Adviser, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income. See “The Fund’s Investments—Derivatives and Hedging Strategies.”

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Declaration of Trust authorizes an unlimited amount of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Fund will issue additional common shares to the common shareholders of each Target Fund based on the relative per share net asset value of the Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganizations, in each case as of the Valuation Time. The value of the Fund’s and each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s and each Target Fund’s outstanding preferred shares.

The terms of the Fund’s common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Fund’s common shares that are then outstanding. All of the Fund’s common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Whenever preferred shares, including the New VRDP Shares, are outstanding, the Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend, distribution or purchase price.

VRDP Shares

The Fund currently has outstanding 1,790 Series 1 VRDP Shares, par value $0.01 per share, in a single series, with a liquidation preference of $100,000 per share (previously defined as the “Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. The Fund initially issued the Outstanding VRDP Shares in a private offering during December 2013. Proceeds of the offering were used to redeem all of the Fund’s then-outstanding MuniFund Term Preferred Shares and VMTP Shares. The VRDP Shares were offered to a qualified institutional buyer in a private transaction exempt from registration under the Securities Act.

The Outstanding VRDP Shares have a mandatory redemption date of December 1, 2043, subject to earlier redemption or repurchase by the Fund. See “—Redemption” below.

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Under the Statement Establishing and Fixing the Rights and Preferences of the Outstanding VRDP Shares (the “Outstanding VRDP Statement”), the Fund is permitted to establish, from time to time, special rate periods during which many of the terms of the VRDP Shares set forth in such Outstanding VRDP Statement may be modified. The Outstanding VRDP Shares were issued with an initial special rate period (December 13, 2013 to December 14, 2016, inclusive, subject to early transition or extension). The terms and conditions of Outstanding VRDP Shares summarized below apply during the initial special rate period, and may differ following the expiration of the initial special rate period as provided in the Outstanding VRDP Statement.

The Fund will use its reasonable best efforts to establish a subsequent rate period to succeed the initial special rate period that will result in a transition to: (i) a new special rate period, the terms of which are agreed to by the owners of 100% of the Outstanding VRDP Shares as of the expiration of the initial special rate period, which special rate period may be established as an extension of the initial special rate period or a new special rate period, as then so agreed to by the Fund and such owners; (ii) a new special rate period with other terms; or (iii) a minimum rate period, in connection with which the Fund shall have appointed a liquidity provider and remarketing agent and provided for a purchase obligation as required under and in accordance with the terms of the Outstanding VRDP Statement.

The initial special rate period is subject to extension for up to six months in the event that the transition from the initial special rate period to the succeeding subsequent rate period is not successful. During such extension, if any, dividends on the Outstanding VRDP Shares will accumulate at an increased dividend rate, and the Outstanding VRDP Shares will be subject to mandatory redemption by the Fund, if the Fund has not successfully established a subsequent rate period or redeemed or repurchased all of the Outstanding VRDP Shares prior to the end of the six-month extension period.

Dividends

Holders of Outstanding VRDP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

During the initial special rate period, the dividend rate applicable to any dividend reset period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding VRDP Shares.

Redemption

The Outstanding VRDP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding VRDP Shares on December 1, 2043, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Outstanding VRDP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared). During the initial special rate period, in the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

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Voting and Consent Rights

Except as otherwise provided in the Fund’s Declaration of Trust, the Outstanding VRDP Statement, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares. In addition, holders of Outstanding VRDP Shares have certain consent rights under the purchase agreement for the Outstanding VRDP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including the New VRDP Shares and the VMTP Shares to be issued in the Reorganizations.

VMTP Shares to Be Issued by the Fund in the Reorganizations

The terms of the VMTP Shares of the Fund to be issued pursuant to the Reorganization of Quality Municipal (the “New VMTP Shares”) will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding VMTP Shares of Quality Municipal. The aggregate liquidation preference of the New VMTP Shares received in the Reorganization will equal the aggregate liquidation preference of the Quality Municipal VMTP Shares held immediately prior to the closing of the Reorganization.

Holders of the New VMTP Shares will be entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per New VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period

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(which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares.

The outstanding VMTP Shares for Quality Municipal have a term redemption date of December 1, 2018, unless earlier redeemed or repurchased by Quality Municipal. The Fund will be obligated to redeem the New VMTP Shares on December 1, 2018, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends. The New VMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The New VMTP Shares may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends plus, if the New VMTP Shares are redeemed prior to June 1, 2016, an optional redemption premium per share equal to the product of (1) 0.93%, (2) the $100,000 liquidation preference per share and (3) a fraction, the numerator of which is the number of days from (and including) the date of redemption through May 31, 2016 and the denominator of which is the actual number of days from (and including) May 19, 2015 through May 31, 2016. In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Fund’s Declaration of Trust, the statement establishing and fixing the rights and preferences of the New VMTP Shares, or as otherwise required by applicable law, (1) each holder of the New VMTP Shares will be entitled to one vote for each New VMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (2) the holders of the New VMTP Shares, along with holders of other outstanding preferred shares of the Fund, will vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including the New VMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including the New VMTP Shares, voting as a single class, will elect the balance of the trustees of the Fund.

Holders of the New VMTP Shares, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VMTP Shares or holders of the New VMTP Shares. In addition, holders of the New VMTP Shares will have certain consent rights under the purchase agreement for the New VMTP Shares with respect to certain actions that would affect their investment in the Fund. Holders of the New VMTP Shares also will be entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the New VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

The New VMTP Shares will be senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The New VMTP Shares will have equal priority with the other preferred shares

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of the Fund, including the Outstanding VRDP Shares, the New VRDP Shares and any other preferred shares that the Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in

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accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the Declaration of Trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interests of the Fund.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-Laws require the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

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The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REDEMPTION AGENT AND REMARKETING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services and also serves as the Fund’s transfer, shareholder services and dividend paying agent with respect to the Fund’s common shares.

It is anticipated that the Tender and Paying agent for the New VRDP Shares will be The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7E, New York, New York 10286. The Tender and Paying Agent will act as the Fund’s tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to the New VRDP Shares.

The Fund anticipates that it will enter into a remarketing agreement with a remarketing agent for each series of New VRDP Shares that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities and that will be either the current remarketing agent for the corresponding Target Fund VRDP Shares or a replacement appointed in accordance with the applicable VRDP Statement and related agreements. For more information on the role of the Remarketing Agent, please see each New VRDP Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended October 31, 2014 are incorporated herein. The financial statements as of and for the year ended October 31, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal year ended October 31, 2014, the Board of the Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Fund, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Fund for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Fund and for the period November 1, 2013 through August 11, 2014, there were no

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disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Fund.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be accessed through the SEC’s Internet site at www.sec.gov or can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

The Fund’s audited financial statements for the fiscal year ended October 31, 2014, together with the report of KPMG LLP thereon, and the unaudited financial statements for the six-month period ended April 30, 2015 are incorporated in this Information Memorandum by reference to its 2014 Annual Report and 2015 Semi-Annual Report, respectively (File No. 811-09475). Information about the directors and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s 2014 Annual Report. Copies of the Fund’s Annual Report and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report and Semi-Annual Report, the information contained in, or that can be accessed through, the SEC’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New VRDP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New VRDP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete. Copies of the Target Fund VRDP Statements and the VRDP Purchase Agreements, Remarketing Agreements and Tender and Paying Agent Agreements for the Target Funds, as well as the proposed forms thereof for the New VRDP Shares, are available upon request from the Fund, and each statement herein about the contents of any such document is qualified in all respects by reference to such document.

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APPENDIX A—FORMS OF STATEMENTS ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

(formerly, Nuveen Dividend Advantage Municipal Income Fund)

FORM OF STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 2

VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 2 Variable Rate Demand Preferred Shares by the

above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of

Nuveen Quality Income Municipal Fund, Inc. (NQU))

Effective Date: [●]

A-1

i

ii

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 2

VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”); and

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series 2 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto.

DESIGNATION OF SERIES 2 VRDP

Series 2: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 2 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 2 VRDP,” “Series 2 VRDP Shares” or “shares of Series 2 VRDP,” and references to “such Series” with respect to the Series 2 VRDP Shares shall be interpreted as references to “shares of such Series,” as the context may require. Each share of Series 2 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 2 VRDP, each share of Series 2 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Target Fund VRDP (as defined below) on Wednesday, [●] for the Initial Rate Period from, and including the Date of Original Issue to, and including [●] and an initial Dividend Payment Date of [●]. The Series 2 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 2 VRDP shall be identical.

The number of Series 2 VRDP Shares which the Board of Trustees has initially authorized for issuance is 3,854. The Board of Trustees may, from time to time, authorize the issuance of additional Series 2 VRDP Shares in accordance with the terms hereof.

One share of Series 2 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 1 Variable Rate Demand Preferred Shares of Nuveen Quality Income Municipal Fund, Inc. (the “Target Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Quality Income Municipal Fund, Inc. (the “Target Fund”) as described in the Information Memorandum (as defined below).

1

DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 2 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(b)        “Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(c)        “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index Rate or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

(d)        “Applicable Percentage” shall have the meaning set forth in the definition of “Maximum Rate.”

(e)        “Applicable Rate” means the dividend rate per annum on any Series 2 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(f)        “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 2 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(g)        “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful Remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after

2

the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(h)        “Beneficial Owner” means a Person in whose name Series 2 VRDP Shares are recorded as beneficial owner of such Series 2 VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of Series 2 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

(i)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(j)        “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(k)        “Code” means the Internal Revenue Code of 1986, as amended.

(l)        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(m)        “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(n)        “Date of Original Issue,” with respect to any Series 2 VRDP Share, means the date on which the Fund initially issued such Series 2 VRDP Share.

(o)        “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

3

(p)        “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(q)        “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month.

(r)        “Dividend Period,” with respect to the Series 2 VRDP Shares, means the period from, and including, the Date of Original Issue in connection with the initial issuance of Series 2 VRDP Shares to, but excluding, the initial Dividend Payment Date for the Series 2 VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for the Series 2 VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for the Series 2 VRDP Shares.

(s)        “Effective Leverage Ratio” shall have the meaning set forth in the VRDP Fee Agreement.

(t)        “Effective Leverage Ratio Cure Period” shall have the meaning set forth in the VRDP Fee Agreement.

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(u)        “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(v)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(w)        “Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

(x)        “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(y)        “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 2 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 2 VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(z)        “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 2 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(aa)        “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 2 VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the

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Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

(bb)        “Failure to Deposit” means, with respect to shares of Series 2 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 9 of Part 1 of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 2 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(cc)        “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 2 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(dd)        “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(ee)        “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is

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imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(ff)        “Holder” means a Person in whose name a Series 2 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(gg)        “Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [●], 2015, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional Series 2 VRDP Shares.

(hh)        “Initial Rate Period” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series 2 Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [●], the next succeeding Wednesday, as set forth under “Designation of Series 2 VRDP” above.

(ii)        “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(jj)        “Late Charge” shall have the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(kk)        “LIBOR Dealer” means [●] and such other dealer or dealers as the Fund from time to time may appoint as such, their respective affiliates and successors.

(ll)        “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single

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transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if no LIBOR Dealer quotes a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(mm)        “Liquidation Preference,” with respect to a given number of Series 2 VRDP Shares, means $100,000 times that number.

(nn)        “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

(oo)        “Liquidity Provider” means any entity acting in such capacity pursuant to a VRDP Purchase Agreement, initially, [●]

(pp)        “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(qq)        “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

(rr)        “London Business Day” means any day on which commercial banks are generally open for business in London.

(ss)        “Mandatory Purchase” means the mandatory purchase of Outstanding Series 2 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

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(tt)        “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with this Statement and the VRDP Purchase Agreement.

(uu)        “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(vv)        “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 2 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(ww)        “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 2 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(xx)        “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 2 VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination

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Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(yy)        “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 2 VRDP Shares, a notice delivered in accordance with the VRDP Purchase Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(zz)        “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(aaa)        “Maximum Rate” means, for the Series 2 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for the Series 2 VRDP Shares will depend on the long-term rating assigned to the Series 2 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate—No Notification
Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the Series 2 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 2 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 2 VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum

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marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, following such adjustment, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(bbb)        “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

(ccc)        “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, or as otherwise provided in connection with a Special Rate Period, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(ddd)        “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on the last Business Day of each month (as required by Section 6 of Part I of this Statement), the tenth Business Day of the following month.

(eee)        “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(fff)        “Municipal Securities” means municipal securities as described in the Information Memorandum.

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(ggg)        “1940 Act” means the Investment Company Act of 1940, as amended.

(hhh)        “Notice of Proposed Special Rate Period” shall have the meaning specified in paragraph (c) of Section 4 of Part I of this Statement.

(iii)        “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(jjj)        “Notice of Redemption” shall have the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(kkk)        “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(lll)        “Notice of Special Rate Period” shall have the meaning specified in paragraph (d)(i) of Section 4 of Part I of this Statement.

(mmm)        “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(nnn)        “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

(ooo)        “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

(ppp)        “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(qqq)        “Optional Tender” means any tender of Series 2 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender

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and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(rrr)        “Other Special Rate Period Provisions” shall have the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(sss)        “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 2 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series 2 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(ttt)        “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(uuu)        “Preferred Shares” means the preferred shares of the Fund, including the Series 2 VRDP Shares.

(vvv)        “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(www)        “Purchase Date,” with respect to any purchase of Series 2 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective

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of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

(xxx)        “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 2 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such Series 2 VRDP Shares.

(yyy)        “Purchase Price” means an amount equal to the Liquidation Preference of any Series 2 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(zzz)        “Purchased VRDP Shares” means all Series 2 VRDP Shares purchased by the Liquidity Provider pursuant to Article II of the VRDP Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Series 2 VRDP Shares.

(aaaa)        “Rate Determination Date” means, with respect to the Series 2 VRDP Shares, the last day of a Rate Period for the Series 2 VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(bbbb)        “Rate Period,” with respect to the Series 2 VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

(cccc)        “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

(dddd)        “Rating Agency” means each NRSRO, if any, then providing a rating for the Series 2 VRDP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

(eeee)        “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as may be amended from time to time, applied by such Rating Agency in connection with the Rating Agency’s rating of Series 2 VRDP Shares.

(ffff)        “Redemption Date” shall have the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(gggg)        “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

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(hhhh)        “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(iiii)        “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(jjjj)        “Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

(kkkk)        “Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 2 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(llll)        “Remarketing” means the remarketing of Series 2 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(mmmm)        “Remarketing Agent” means the entity appointed as such with respect to Series 2 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund, initially [●].

(nnnn)        “Remarketing Agreement” means the Remarketing Agreement with respect to the Series 2 VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(oooo)        “Remarketing Notice” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(pppp)        “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(qqqq)        “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(rrrr)        “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

(ssss)        “Scheduled Termination Date” means [●], or any succeeding date to which the term of the VRDP Purchase Agreement is extended, or, as the case may be, the initial Scheduled Termination Date of any Alternate VRDP Purchase Agreement, or any succeeding date to which the term of the Alternate VRDP Purchase Agreement is extended.

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(tttt)        “SEC” means the Securities and Exchange Commission.

(uuuu)        “Securities Act” means the Securities Act of 1933, as amended.

(vvvv)        “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the Series 2 VRDP Shares.

(wwww)        “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on such Rate Determination Date.

(xxxx)        “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect from the previous Rate Determination Date.

(yyyy)        “Special Rate Period,” with respect to the Series 2 VRDP Shares, means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(zzzz)        “Special Redemption Provisions” shall have the meaning specified in paragraph (a)(i) of Section 9 of Part I of this Statement.

(aaaaa)        “Statement” means this statement establishing and fixing the rights and preferences of Series 2 VRDP Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof.

(bbbbb)        “Subsequent Rate Period,” with respect to shares of Series 2 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that, if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(ccccc)        “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

(ddddd)        “Taxable Allocation” shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(eeeee)        “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(fffff)        “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 2 VRDP Shares.

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(ggggg)        “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the Series 2 VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(hhhhh)        “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(iiiii)        “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(jjjjj)        “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to Series 2 VRDP Shares, dated as of [●], between the Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

(kkkkk)        “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement with respect to Series 2 VRDP Shares, dated as of [●], between the Tender and Paying Agent and the initial Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

PART I

1. Number of Authorized Shares

The initial number of authorized shares constituting Series 2 VRDP is as set forth above under the title “Designation of Series 2 VRDP.”

2. Dividends

(a)        Ranking. The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b)        Cumulative Cash Dividends. The Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 2 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 2 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 2 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in

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paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c)        Dividends Cumulative from Date of Original Issue. Dividends on Series 2 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

(d)        Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to the Series 2 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i)        notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

(ii)        notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for the Series 2 VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period relating to such Special Rate Period, as provided in accordance with Section 4 of Part I of this Statement, which Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of Part I of this Statement.

(e)        Applicable Rates and Calculation of Dividends.

(i)        Applicable Rates. The dividend rate on Series 2 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 2 VRDP” above. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. For each Subsequent Rate Period of the Series 2 VRDP Shares thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)        if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B)        in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to

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adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period;

(C)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period for the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which a Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the applicable Redemption Date, plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), the Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period as provided above in this paragraph (e), unless a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, in which case no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

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(D)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Subsequent Rate Period therefor thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”); or

(E)        in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii)        Calculation of Dividends. The amount of dividends per share payable on shares of Series 2 VRDP on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in each such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f)        Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series 2 VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)        Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series 2 VRDP Shares, the Fund shall pay to the Tender and

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Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with the designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h)        Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 2 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any Deposit Securities paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, upon request of the Fund, be repaid to the Fund as soon as possible after the date on which such Deposit Securities were so to have been applied.

(i)        Dividends Paid to Holders. Dividends on the Series 2 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 2 VRDP Shares, the transferor as Beneficial Owner of Series 2 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 2 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 2 VRDP Shares in exchange for payment of the Purchase Price for such Series 2 VRDP Shares by the transferee.

(j)        Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 2 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (i) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k)        Dividends Designated as Exempt-Interest Dividends. Dividends on Series 2 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.        Gross-Up Payments. Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)        If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series 2 VRDP Shares without either having given

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advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b)        The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.        Designation of Special Rate Periods.

(a)        Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for the Series 2 VRDP Shares as a Special Rate Period having the duration specified by the Fund in accordance with this Section 4 and ending on a Wednesday, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 9 of Part I of this Statement. A designation of a Special Rate Period shall be effective only if (i) in the case of the designation of a Special Rate Period to succeed a Minimum Rate Period, (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (B) no Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on the Series 2 VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent, or (ii) in the case of the designation of a Special Rate Period to succeed a Special Rate Period, notice thereof shall have been given in accordance with paragraph (d)(ii) of this Section 4.

(b)        Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for the Series 2 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is a Wednesday that is not a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period (if it is a Minimum Rate Period) will end on the following Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

(c)        Notice of Proposed Special Rate Period. If the Fund proposes to designate a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be a day that would otherwise be the first day of a Minimum Rate Period), a notice (a “Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders of shares of such Series with copies provided to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider. Each such notice shall state (A) that the Fund may exercise its option to designate a

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succeeding Subsequent Rate Period for the Series 2 VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on the Series 2 VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

(d)        Notices in Respect of Special Rate Period. The Fund shall deliver a notice of Special Rate Period (a “Notice of Special Rate Period”) in accordance with paragraph (i)(A) or (ii) below or a notice that the Fund is electing not to designate a Special Rate Period in accordance with paragraph (i)(B) below, as applicable:

(i)        In connection with the designation of a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, no later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period for the Series 2 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(A)        a Notice of Special Rate Period stating (1) that the Fund has determined to designate the next succeeding Rate Period for shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (2) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (3) that such Special Rate Period shall not commence if (x) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period or (y) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 2 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (4) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (5) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period; or

(B)        a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(ii)        In connection with designation of a Special Rate Period to succeed a Special Rate Period pursuant to paragraph (a)(ii) of this Section 4, the Fund shall deliver a Notice of Special Rate Period as specified in and otherwise in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded.

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(e)        Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i)(A) or (d)(ii) of this Section 4 of any proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(i)(B) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i)(A) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

(f)        Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 2 VRDP Shares, but with the prior written consent of the Liquidity Provider, if any (and to the extent that the Liquidity Provider is appointed as such for such Special Rate Period), may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including, but not limited to, with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 9(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 2 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(g)        Minimum Rate Period Succeeding a Special Rate Period. The Fund, at its option, may designate the Rate Period (together with succeeding Rate Periods until the establishment of a Subsequent Rate Period as a Special Rate Period) succeeding a Special Rate Period as a Minimum Rate Period. Notice thereof shall be delivered in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded by the Minimum Rate Period.

5.        Voting Rights.

(a)        One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

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(b)        Voting for Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)        if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

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(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section  5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)        Holders of VRDP Shares to Vote on Certain Other Matters.

(i)        Increases in Capitalization and Certain Amendments. The Board of Trustees, without the vote or consent of the Holders of Series 2 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 2 VRDP Shares, or any classes or series of Preferred Shares ranking on a parity with Series 2 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. So long as any Series 2 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 2 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to the Series 2 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series 2 VRDP Shares or the Holders or the Beneficial Owners thereof; provided, however, that (i) none of the actions permitted by the first sentence of this paragraph (c) or by paragraph (a) of Section 12 of Part I of this Statement will be deemed to so affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to so affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Series 2 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Series 2 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to so affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 2 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 2 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 2 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above requiring the vote of Holders of Series 2 VRDP Shares would adversely affect the rights of Series 2 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of

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the Holders of at least a majority of the shares of the Series 2 VRDP Outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 2 VRDP voting as a separate class). Notwithstanding the foregoing, as set forth in paragraph (b) of Section 8 of Part I of this Statement, the Fund, without the vote, approval or consent of Holders of Series 2 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 2 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve any (A) conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii)        Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series 2 VRDP Shares is otherwise required by this Statement, Holders of Outstanding Series 2 VRDP Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series 2 VRDP Shares only and (ii) Holders of Outstanding Series 2 VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series 2 VRDP Shares, as expressly set forth in the Declaration and this Statement.

(d)        Fund May Take Certain Actions Without Shareholder Approval. The Fund is not required to maintain any particular short-term or long-term ratings for the Series 2 VRDP Shares, and, subject only to Section 8 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 2 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 2 VRDP Shares, or the Holders thereof.

Subject only to Section 8 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 2

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VRDP Shares without replacement, in either case, without the vote, approval or consent of Holders of Series 2 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 2 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 2 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 2 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series 2 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e)        Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series 2 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f)        No Preemptive Rights or Cumulative Voting. The Holders of Series 2 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g)        Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 2 VRDP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h)        Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 2 VRDP Share and no Series 2 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 9 of Part I of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 2 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Minimum VRDP Asset Coverage. The Fund shall maintain, as of the close of business on the last Business Day of each month on which any Series 2 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

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7.        Restrictions on Dividends and Other Distributions.

(a)        Dividends on Preferred Shares Other than the Series 2 VRDP Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Series 2 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 2 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)        Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)        Other Restrictions on Dividends and Other Distributions. For so long as any Series 2 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 10 of this Part I, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 2 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Series 2 VRDP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the

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Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 2 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

8.        Ratings.

(a)        Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series 2 VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

(b)        Long-Term Ratings. The Fund is not required to maintain any, or any particular, long-term ratings for the Series 2 VRDP Shares. To the extent that the Fund does at any time maintain one or more long-term ratings for the Series 2 VRDP Shares from one or more Rating Agencies, the Fund may take any action resulting in a change in, or addition or termination of, any long-term rating for the Series 2 VRDP Shares without the vote, approval or consent of Holders of Series 2 VRDP Shares or any other shareholders of the Fund. The Rating Agency Guidelines, if any, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency. The Rating Agency Guidelines may be amended by the respective Rating Agency without the approval of the Fund or its Board of Trustees or any Holders of Series 2 VRDP Shares, or any other shareholder of the Fund, and may be changed or eliminated at any time without the vote, approval or consent of Holders of Series 2 VRDP Shares or any other shareholders of the Fund, including in connection with the change or termination by the Fund of any or all long-term ratings then applicable to the Series 2 VRDP Shares.

9.        Redemption.

(a)        Optional Redemption.

(i)        Subject to the provisions of paragraph (iv) of this paragraph (a), the Series 2 VRDP Shares may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) the Series 2 VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) shares of Series 2 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 2 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii)        A Notice of Special Rate Period relating to the Series 2 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider (to the extent that the Remarketing Agent and the Liquidity Provider are appointed as such for such Special Rate Period), determines that such Special Redemption Provisions are in the best interest of the Fund.

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(iii)        If fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 2 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 2 VRDP Shares will be redeemed from time to time.

(iv)        The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable premium) due to Holders of Series 2 VRDP Shares by reason of the redemption of such shares on such Redemption Date.

(b)        Mandatory Redemption.

(i)        (A) The Fund shall redeem all Outstanding Series 2 VRDP Shares on December 1, 2040, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(B)        The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then Outstanding shall be redeemed) and (ii) the maximum number of Preferred Shares, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number of VRDP Shares to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption or retirement of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those

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VRDP Shares and other Preferred Shares which it was unable to redeem or retire on the earliest practicable date on which it is able to effect such redemption or retirement. The Fund will redeem any Series 2 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C)        Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 2 VRDP Shares are held in the book-entry system of the Securities Depository.

(ii)        (A) In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 2 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or on which such affirmation is no longer required to be delivered. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by

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the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month holding period in respect of the applicable Purchased VRDP Shares, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the applicable six-month holding period, the Fund shall redeem those Series 2 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any Series 2 VRDP Shares in the distribution referred to under “Designation of Series 2 VRDP” above in respect of shares of Target Fund VRDP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and (z) not successfully remarketed, then (I) the Series 2 VRDP Shares so received shall be treated as Purchased VRDP Shares, (II) a Failed Remarketing Condition—Purchased VRDP Shares shall be deemed to exist and be continuing as of the date of distribution of the Series 2 VRDP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Target Fund VRDP pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP and (III) any notices given by the Liquidity Provider in accordance with the VRDP fee agreement relating to the Target Fund VRDP shall be deemed to have been given in accordance with the VRDP Fee Agreement for purposes of this subsection (b)(ii).

(B)        Upon the occurrence and during the continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 2 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account

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Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with subparagraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(C)        Subject to notice having been received as referred to in subparagraph (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month holding period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month holding periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding the Six-Month Anniversary of Liquidity Provider’s Purchase	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E)        The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the

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successful Remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 9(b)(ii) shall lapse and be of no further force and effect.

(F)        The provisions of subparagraphs (A) through (E) of this Section 9(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(iii)        At least six months prior to the scheduled mandatory Redemption Date of December 1, 2040 specified in Section 9(b)(i) above, if any Series 2 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 9(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 2 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 9(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 9(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 2 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of December 1, 2040, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 2 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 2 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 2 VRDP Shares on the December 1, 2040 Redemption Date for the Outstanding Series 2 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 2 VRDP Shares as contemplated by this Section 9(b)(iii) shall lapse and be of no further force and effect.

(c)        Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 2 VRDP pursuant to paragraph (a) or (b)(i) of this Section 9, the Fund will send a notice of redemption (a “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 9, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical

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form outside the book-entry system of the Securities Depository) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 2 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for the Series 2 VRDP Shares; (iv) the Redemption Price or, if not then ascertainable, the manner of calculation thereof; (v) if applicable, the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 2 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 2 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 2 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)        No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of Series 2 VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e)        Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem Series 2 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 2 VRDP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on Series 2 VRDP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those Series 2 VRDP Shares for which a Notice of Redemption has been provided.

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(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 2 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)        Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the Redemption Date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 2 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 2 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 2 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 2 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 2 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 2 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series 2 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 9, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)        Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 9, only whole Series 2 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

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(j)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 9, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 2 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 2 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code with respect to the redemption of Series 2 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

10.        Liquidation Rights.

(a)        Ranking. The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)        Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 2 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 2 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 2 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 2 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c)        Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 2 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of Series 2 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 2 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series 2 VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)        Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 2 VRDP Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms

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and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 2 VRDP Shares shall not be entitled to share therein.

(e)        Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.        Purchase Obligation. As long as Series 2 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a)        The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, (A) of the occurrence of a Mandatory Tender Event or Mandatory Purchase Event, (B) in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation or amalgamation with, or merger with or into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), such notice to be provided at least seven days’ prior to any such substitution, or (C) any downgrade in the short-term or long-term rating of the Series 2 VRDP Shares or the short-term rating of the Liquidity Provider by an NRSRO then rating the Series 2 VRDP Shares or the Liquidity Provider, as applicable.

(b)        In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, of such Failed Remarketing Condition.

(c)        Each Series 2 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 2 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the

39

reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and the Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 2 VRDP Shares that are the subject of such notice.

(d)        The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 2 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

(e)        Except as set forth in Section 9(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 2 VRDP Shares, the Fund shall have no obligation to purchase Series 2 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f)        Series 2 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 2 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 2 VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

(g)        In the event Series 2 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such Series 2 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 2 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 2 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

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(h)        The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 11 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

12.        Miscellaneous.

(a)        Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 2 VRDP (and terms relating thereto). Each such additional share of Series 2 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b)        No Fractional Shares. No fractional Series 2 VRDP Shares shall be issued.

(c)        Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 2 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 2 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such Series 2 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 2 VRDP Shares.

(d)        Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 2 VRDP Shares rather than as a separate property right.

(e)        Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 2 VRDP Shares as stock in the Fund.

(f)        Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(g)        Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h)        Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

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PART II

1.        Remarketing Procedures.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 2 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)	state the series and the aggregate number of Series 2 VRDP Shares to be purchased, the CUSIP number of the Series 2 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 2 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c)        Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d)        The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e)        (i) Series 2 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent

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and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 2 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 2 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 2 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series 2 VRDP Shares fails to deliver such Series 2 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 2 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 2 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

(f)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 2 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 2 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by Electronic Means not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 2 VRDP Shares specified therein as being sought to be revoked, but

43

(except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 2 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 2 VRDP Shares specified therein as having been revoked less the number of such Series 2 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered Series 2 VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered Series 2 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 2 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 2 VRDP Shares.

(g)        Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series 2 VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

2.        Remarketing Schedule.

(a)        In connection with any attempted Remarketing, all tendered Series 2 VRDP Shares shall be remarketed at the Purchase Price of such Series 2 VRDP Shares. The calculation of the Purchase Price of the Series 2 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 2 VRDP Shares and the aggregate number and Purchase Price of Series 2 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by Electronic Means by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed Series 2 VRDP Shares by the Remarketing Agent relating to tendered Series 2 VRDP Shares shall be used by the Tender and Paying Agent for the purchase of the tendered Series 2 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 2 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such Series 2 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

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(b)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by Electronic Means, that sets forth the number of Series 2 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 2 VRDP Shares and the number of Series 2 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 2 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of Series 2 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 2 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered Series 2 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 2 VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 2 VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing), shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 2 VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(c)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 2 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 2 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 2 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 2 VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Series 2 VRDP Shares in the form of global securities.

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(d)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 2 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 2 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 2 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 2 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 2 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to Series 2 VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 2 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 2 VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 2 VRDP Shares in the form of global securities, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)        The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of Series 2 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable pursuant to the terms of the VRDP Fee Agreement), any Series 2 VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 2 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

46

(g)        In connection with the allocation of Series 2 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 2 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 2 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 2 VRDP acquired earliest by the Liquidity Provider).

3.        Determination of Applicable Rate.

(a)        The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 2 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b)        The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by Electronic Means to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c)        In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 2 VRDP Shares by first class mail, postage prepaid (in the case of physical shares outside the book-entry system of the Securities Depository), or Electronic Means (in the case of Series 2 VRDP Shares in the form of global securities), that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

(d)        In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e)        In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

4.        Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall provide notice of a Failed Remarketing Condition, promptly but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed

47

Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders (with a copy to the Fund).

5.        Purchase of Series 2 VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 2 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 2 VRDP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or the Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member or a Holder upon such Beneficial Owner’s or Holder’s tender of its Series 2 VRDP Shares in a Remarketing unless, in each case, such Series 2 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6.        Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on the Series 2 VRDP Shares, the Fund shall (except as provided below) notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 2 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7.        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 2 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures, provided, however, that (a) a sale, transfer or other disposition of Series 2 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 2 VRDP Shares under the Securities Act. Accordingly, the Series 2 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 2 VRDP Shares.

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(b)        The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase, directly or indirectly, Series 2 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 2 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 2 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 2 VRDP Shares.

(c)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 2 VRDP Shares and prospective purchasers of Series 2 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8.        Global Certificate.

So long as any share of Series 2 VRDP shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such share of Series 2 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund has caused these presents to be signed as of [●] in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

By:
Name:
Title:

ATTEST:

Name:
Title:

Signature Page to Statement (NVG Series 2)

50

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

(formerly, Nuveen Dividend Advantage Municipal Income Fund)

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 3 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Municipal Opportunity Fund, Inc. (NIO))

Effective Date: [•]

i

ii

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 3

VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”); and

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series 3 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto.

DESIGNATION OF SERIES 3 VRDP

Series 3: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 3 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 3 VRDP,” “Series 3 VRDP Shares” or “shares of Series 3 VRDP,” and references to “such Series” with respect to the Series 3 VRDP Shares shall be interpreted as references to “shares of such Series,” as the context may require. Each share of Series 3 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 3 VRDP, each share of Series 3 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Target Fund VRDP (as defined below) on Wednesday, [•] for the Initial Rate Period from, and including the Date of Original Issue to, and including [•] and an initial Dividend Payment Date of [•]. The Series 3 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 3 VRDP shall be identical.

The number of Series 3 VRDP Shares which the Board of Trustees has initially authorized for issuance is 6,672. The Board of Trustees may, from time to time, authorize the issuance of additional Series 3 VRDP Shares in accordance with the terms hereof.

One share of Series 3 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 1 Variable Rate Demand Preferred Shares of Nuveen Municipal Opportunity Fund, Inc. (the “Target Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Municipal Opportunity Fund, Inc. (the “Target Fund”) as described in the Information Memorandum (as defined below).

1

DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 3 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(b)        “Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(c)        “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index Rate or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

(d)        “Applicable Percentage” shall have the meaning set forth in the definition of “Maximum Rate.”

(e)        “Applicable Rate” means the dividend rate per annum on any Series 3 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(f)        “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 3 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(g)        “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful Remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after

2

the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(h)        “Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of Series 3 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name Series 3 VRDP Shares are recorded as beneficial owner of such Series 3 VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

(i)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(j)        “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(k)        “Code” means the Internal Revenue Code of 1986, as amended.

(l)        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(m)        “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(n)        “Date of Original Issue,” with respect to any Series 3 VRDP Share, means the date on which the Fund initially issued such Series 3 VRDP Share.

(o)        “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

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(p)        “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(q)        “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month.

(r)        “Dividend Period,” with respect to the Series 3 VRDP Shares, means the period from, and including, the Date of Original Issue in connection with the initial issuance of Series 3 VRDP Shares to, but excluding, the initial Dividend Payment Date for the Series 3 VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for the Series 3 VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for the Series 3 VRDP Shares.

(s)        “Effective Leverage Ratio” shall have the meaning set forth in the VRDP Fee Agreement.

(t)        “Effective Leverage Ratio Cure Period” shall have the meaning set forth in the VRDP Fee Agreement.

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(u)        “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(v)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(w)        “Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

(x)        “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(y)        “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 3 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 3 VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(z)        “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 3 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(aa)        “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 3 VRDP

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Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

(bb)        “Failure to Deposit” means, with respect to shares of Series 3 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 9 of Part 1 of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 3 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(cc)        “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 3 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(dd)        “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(ee)        “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on

6

income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(ff)        “Holder” means a Person in whose name a Series 3 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(gg)        “Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [•], 2015, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional Series 3 VRDP Shares.

(hh)        “Initial Rate Period” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series 3 Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [•], the next succeeding Wednesday, as set forth under “Designation of Series 3 VRDP” above.

(ii)        “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(jj)        “Late Charge” shall have the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(kk)        “LIBOR Dealer” means [•] and such other dealer or dealers as the Fund from time to time may appoint as such, their respective affiliates and successors.

(ll)        “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount

7

determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if no LIBOR Dealer quotes a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(mm)        “Liquidation Preference,” with respect to a given number of Series 3 VRDP Shares, means $100,000 times that number.

(nn)        “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

(oo)        “Liquidity Provider” means any entity acting in such capacity pursuant to a VRDP Purchase Agreement, initially, [•]

(pp)        “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(qq)        “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

(rr)        “London Business Day” means any day on which commercial banks are generally open for business in London.

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(ss)        “Mandatory Purchase” means the mandatory purchase of Outstanding Series 3 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

(tt)        “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with this Statement and the VRDP Purchase Agreement.

(uu)        “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement then in effect. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(vv)        “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 3 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(ww)        “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 3 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 3 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(xx)        “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 3 VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) the Fund fails to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates and the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that

9

such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(yy)        “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 3 VRDP Shares, a notice delivered in accordance with the VRDP Purchase Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(zz)        “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(aaa)        “Maximum Rate” means, for the Series 3 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for the Series 3 VRDP Shares will depend on the long-term rating assigned to the Series 3 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate—No Notification
Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the Series 3 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 3 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 3 VRDP Shares.

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provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, following such adjustment, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(bbb)        “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

(ccc)        “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, or as otherwise provided in connection with a Special Rate Period, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

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(ddd)        “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on the last Business Day of each month (as required by Section 6 of Part I of this Statement), the tenth Business Day of the following month.

(eee)        “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(fff)        “Municipal Securities” means municipal securities as described under “The Fund’s Investments—Municipal Securities” in the Information Memorandum.

(ggg)        “1940 Act” means the Investment Company Act of 1940, as amended.

(hhh)        “Notice of Proposed Special Rate Period” shall have the meaning specified in paragraph (c) of Section 4 of Part I of this Statement.

(iii)        “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(jjj)        “Notice of Redemption” shall have the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(kkk)        “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 3 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(lll)        “Notice of Special Rate Period” shall have the meaning specified in paragraph (d)(i) of Section 4 of Part I of this Statement.

(mmm)        “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 3 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(nnn)        “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

(ooo)        “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

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(ppp)        “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(qqq)        “Optional Tender” means any tender of Series 3 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series 3 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(rrr)        “Other Special Rate Period Provisions” shall have the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(sss)        “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 3 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series 3 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(ttt)        “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(uuu)        “Preferred Shares” means the preferred shares of the Fund, including the Series 3 VRDP Shares.

(vvv)        “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(www)        “Purchase Date,” with respect to any purchase of Series 3 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding

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sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

(xxx)        “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 3 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such Series 3 VRDP Shares.

(yyy)        “Purchase Price” means an amount equal to the Liquidation Preference of any Series 3 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(zzz)        “Purchased VRDP Shares” means all Series 3 VRDP Shares purchased by the Liquidity Provider pursuant to Article II of the VRDP Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Series 3 VRDP Shares.

(aaaa)        “Rate Determination Date” means, with respect to the Series 3 VRDP Shares, the last day of a Rate Period for the Series 3 VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(bbbb)        “Rate Period,” with respect to the Series 3 VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

(cccc)        “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

(dddd)        “Rating Agency” means each NRSRO, if any, then providing a rating for the Series 3 VRDP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

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(eeee)        “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as may be amended from time to time, applied by such Rating Agency in connection with the Rating Agency’s rating of Series 3 VRDP Shares.

(ffff)        “Redemption Date” shall have the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(gggg)        “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

(hhhh)        “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(iiii)        “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(jjjj)        “Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

(kkkk)        “Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 3 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(llll)        “Remarketing” means the remarketing of Series 3 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(mmmm)        “Remarketing Agent” means the entity appointed as such with respect to Series 3 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund, initially [•]

(nnnn)        “Remarketing Agreement” means the Remarketing Agreement with respect to the Series 3 VRDP Shares, dated as of [•], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(oooo)        “Remarketing Notice” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(pppp)        “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(qqqq)        “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

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(rrrr)        “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

(ssss)        “Scheduled Termination Date” means [•], or any succeeding date to which the term of the VRDP Purchase Agreement of the initial Liquidity Provider is extended, or, as the case may be, the initial Scheduled Termination Date of any Alternate VRDP Purchase Agreement, or any succeeding date to which the term of the Alternate VRDP Purchase Agreement is extended.

(tttt)        “SEC” means the Securities and Exchange Commission.

(uuuu)        “Securities Act” means the Securities Act of 1933, as amended.

(vvvv)        “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the Series 3 VRDP Shares.

(wwww)        “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on such Rate Determination Date.

(xxxx)        “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect from the previous Rate Determination Date.

(yyyy)        “Special Rate Period,” with respect to the Series 3 VRDP Shares, means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(zzzz)        “Special Redemption Provisions” shall have the meaning specified in paragraph (a)(i) of Section 9 of Part I of this Statement.

(aaaaa)        “Statement” means this statement establishing and fixing the rights and preferences of Series 3 VRDP Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof.

(bbbbb)        “Subsequent Rate Period,” with respect to shares of Series 3 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that, if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(ccccc)        “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

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(ddddd)        “Taxable Allocation” shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(eeeee)        “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(fffff)        “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 3 VRDP Shares.

(ggggg)        “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the Series 3 VRDP Shares, dated as of [•], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(hhhhh)        “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(iiiii)        “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(jjjjj)        “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to Series 3 VRDP Shares, dated as of [•], between the Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

(kkkkk)        “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement with respect to Series 3 VRDP Shares, dated as of [•], between the Tender and Paying Agent and the initial Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

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PART I

1.        Number of Authorized Shares.

The initial number of authorized shares constituting Series 3 VRDP is as set forth above under the title “Designation of Series 3 VRDP.”

2.        Dividends.

(a)        Ranking. The shares of Series 3 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b)        Cumulative Cash Dividends. The Holders of Series 3 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 3 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 3 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 3 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c)        Dividends Cumulative from Date of Original Issue. Dividends on Series 3 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

(d)        Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to the Series 3 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i)        notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

(ii)        notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for the Series 3 VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period relating to such Special Rate Period, as provided in accordance

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with Section 4 of Part I of this Statement, which Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section  4 of Part I of this Statement.

(e)         Applicable Rates and Calculation of Dividends.

(i)        Applicable Rates. The dividend rate on Series 3 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 3 VRDP” above. For each Subsequent Rate Period of the Series 3 VRDP Shares thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)        if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B)        in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period;

(C)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period for the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender

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and Paying Agent the Redemption Price of the shares, if any, of such Series for which a Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the applicable Redemption Date plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), the Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period as provided above in this paragraph (e), unless a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, in which case no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

(D)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Subsequent Rate Period therefor thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”); or

(E)        in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

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(ii)        Calculation of Dividends. The amount of dividends per share payable on shares of Series 3 VRDP on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in each such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f)        Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series 3 VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)        Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series 3 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with the designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h)        Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 3 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any Deposit Securities paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, upon request of the Fund, be repaid to the Fund as soon as possible after the date on which such Deposit Securities were so to have been applied.

(i)        Dividends Paid to Holders. Dividends on the Series 3 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 3 VRDP Shares, the transferor as Beneficial Owner of Series 3 VRDP Shares shall be deemed to have agreed pursuant to

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the terms of the Series 3 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 3 VRDP Shares in exchange for payment of the Purchase Price for such Series 3 VRDP Shares by the transferee.

(j)        Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 3 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (i) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k)        Dividends Designated as Exempt-Interest Dividends. Dividends on Series 3 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.        Gross-Up Payments. Holders of Series 3 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)        If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series 3 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b)        The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.        Designation of Special Rate Periods.

(a)        Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for the Series 3 VRDP Shares as a Special Rate Period having the duration specified by the Fund in accordance with this Section 4 and ending on a Wednesday, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 9 of Part I of this Statement. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. A designation of a Special Rate Period shall be effective only if (i) in the case of the designation of a Special Rate Period to succeed a Minimum Rate Period, (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (B) no Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the

22

Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on the Series 3 VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent, or (ii) in the case of the designation of a Special Rate Period to succeed a Special Rate Period, notice thereof shall have been given in accordance with paragraph (d)(ii) of this Section  4.

(b)        Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for the Series 3 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is a Wednesday that is not a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period (if it is a Minimum Rate Period) will end on the following Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

(c)        Notice of Proposed Special Rate Period. If the Fund proposes to designate a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be a day that would otherwise be the first day of a Minimum Rate Period), a notice (a “Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders of shares of such Series with copies provided to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period for the Series 3 VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on the Series 3 VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

(d)        Notices in Respect of Special Rate Period. The Fund shall deliver a notice of Special Rate Period (a “Notice of Special Rate Period”) in accordance with paragraph (i)(A) or (ii) below or a notice that the Fund is electing not to designate a Special Rate Period in accordance with paragraph (i)(B) below, as applicable:

(i)        In connection with the designation of a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, no later than 11:00 a.m.,

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New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period for the Series 3 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(A)        a Notice of Special Rate Period stating (1) that the Fund has determined to designate the next succeeding Rate Period for shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (2) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (3) that such Special Rate Period shall not commence if (x) any Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period or (y) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 3 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (4) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (5) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period; or

(B)        a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(ii)        In connection with designation of a Special Rate Period to succeed a Special Rate Period pursuant to paragraph (a)(ii) of this Section 4, the Fund shall deliver a Notice of Special Rate Period as specified in and otherwise in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded.

(e)        Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i)(A) or (d)(ii) of this Section 4 of any proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(i)(B) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i)(A) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

(f)        Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 3 VRDP Shares, but with the prior written consent of the Liquidity Provider, if any (and to the extent that the Liquidity Provider is appointed as such for such Special Rate Period), may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including, but not limited to, with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or

24

other redemption provisions (other than Section 9(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 3 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(g)        Minimum Rate Period Succeeding a Special Rate Period. The Fund, at its option, may designate the Rate Period (together with succeeding Rate Periods until the establishment of a Subsequent Rate Period as a Special Rate Period) succeeding a Special Rate Period as a Minimum Rate Period. Notice thereof shall be delivered in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded by the Minimum Rate Period.

5.        Voting Rights.

(a)        One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting for Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)        if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

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Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)        Holders of VRDP Shares to Vote on Certain Other Matters.

(i)        Increases in Capitalization and Certain Amendments. The Board of Trustees, without the vote or consent of the Holders of Series 3 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 3 VRDP Shares, or any classes or series of Preferred Shares ranking on a parity with Series 3 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. So long as any Series 3 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 3 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares

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ranking prior to the Series 3 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series 3 VRDP Shares or the Holders or the Beneficial Owners thereof; provided, however, that (i) none of the actions permitted by the first sentence of this paragraph (c) or by paragraph (a) of Section 12 of Part I of this Statement will be deemed to so affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to so affect such preferences, rights or powers only if the terms of such division so affect the Holders of Series 3 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Series 3 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to so affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 3 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 3 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 3 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above requiring the vote of Holders of Series 3 VRDP Shares would adversely affect the rights of Series 3 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 3 VRDP Outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 3 VRDP voting as a separate class). Notwithstanding the foregoing, as set forth in paragraph (b) of Section 8 of Part I of this Statement, the Fund, without the vote, approval or consent of Holders of Series 3 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 3 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the

27

foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii)        Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series 3 VRDP Shares is otherwise required by this Statement, Holders of Outstanding Series 3 VRDP Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series 3 VRDP Shares only and (ii) Holders of Outstanding Series 3 VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series 3 VRDP Shares, as expressly set forth in the Declaration and this Statement.

(d)        Fund May Take Certain Actions Without Shareholder Approval. The Fund is not required to maintain any particular short-term or long-term ratings for the Series 3 VRDP Shares, and, subject only to Section 8 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 3 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 3 VRDP Shares, or the Holders thereof.

Subject only to Section 8 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 3 VRDP Shares without replacement, in either case, without the vote, approval or consent of Holders of Series 3 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 3 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 3 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 3 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series 3 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e)        Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series 3 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

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(f)        No Preemptive Rights or Cumulative Voting. The Holders of Series 3 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g)        Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 3 VRDP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h)        Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 3 VRDP Share and no Series 3 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 9 of Part I of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 3 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Minimum VRDP Asset Coverage. The Fund shall maintain, as of the close of business on the last Business Day of each month on which any Series 3 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7.        Restrictions on Dividends and Other Distributions.

(a)        Dividends on Preferred Shares Other than the Series 3 VRDP Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Series 3 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 3 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)        Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in

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Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)        Other Restrictions on Dividends and Other Distributions. For so long as any Series 3 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 10 of this Part I, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 3 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Series 3 VRDP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 3 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

8.        Ratings.

(a)        Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series 3 VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

(b)        Long-Term Ratings. The Fund is not required to maintain any, or any particular, long-term ratings for the Series 3 VRDP Shares. To the extent that the Fund does at any time maintain one or more long-term ratings for the Series 3 VRDP Shares from one or more Rating Agencies, the Fund may take any action resulting in a change in, or addition or termination of, any long-term rating for the Series 3 VRDP Shares without the vote, approval or consent of Holders of Series 3 VRDP Shares or any other shareholders of the Fund. The Rating Agency Guidelines, if any, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency. The Rating Agency Guidelines may be amended by the respective Rating Agency without the approval of the Fund or its Board of Trustees or any Holders of Series 3 VRDP Shares, or any other shareholder of the Fund, and may be changed or eliminated at any time without the vote, approval or consent of Holders of Series 3 VRDP Shares or any other shareholders of the Fund, including in connection with the change or termination by the Fund of any or all long-term ratings then applicable to the Series 3 VRDP Shares.

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9.        Redemption.

(a)        Optional Redemption.

(i)        Subject to the provisions of paragraph (iv) of this paragraph (a), the Series 3 VRDP Shares may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) the Series 3 VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) shares of Series 3 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 3 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii)        A Notice of Special Rate Period relating to the Series 3 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider (to the extent that the Remarketing Agent and the Liquidity Provider are appointed as such for such Special Rate Period), determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii)        If fewer than all of the Outstanding shares of Series 3 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 3 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 3 VRDP Shares will be redeemed from time to time.

(iv)        The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable premium) due to Holders of Series 3 VRDP Shares by reason of the redemption of such shares on such Redemption Date.

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(b)        Mandatory Redemption.

(i)        (A) The Fund shall redeem all Outstanding Series 3 VRDP Shares on December 1, 2040, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(B)        The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed) and (ii) the maximum number of Preferred Shares, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number of VRDP Shares to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption or retirement of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem or retire on the earliest practicable date on which it is able to effect such redemption or retirement. The Fund will redeem any Series 3 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C)        Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 3 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 3 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 3 VRDP Shares will be redeemed from time to time.

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(ii)        (A) In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 3 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 3 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 3 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or on which such affirmation is no longer required to be delivered. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month holding period in respect of the applicable Purchased VRDP Shares, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the applicable six-month holding period, the Fund shall redeem those Series 3 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any Series 3 VRDP Shares in the distribution referred to under “Designation of Series 3 VRDP” above in respect of shares of Target Fund VRDP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and

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(z) not successfully remarketed, then (I) the Series 3 VRDP Shares so received shall be treated as Purchased VRDP Shares, (II) a Failed Remarketing Condition—Purchased VRDP Shares shall be deemed to exist and be continuing as of the date of distribution of the Series 3 VRDP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Target Fund VRDP pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP and (III) any notices given by the Liquidity Provider in accordance with the VRDP fee agreement relating to the Target Fund VRDP shall be deemed to have been given in accordance with the VRDP Fee Agreement for purposes of this subsection (b)(ii).

(B)        Upon the occurrence and during the continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 3 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with subparagraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(C)        Subject to notice having been received as referred to in subparagraph (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any

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Purchased VRDP Shares, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month holding period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month holding periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding the Six-Month Anniversary of Liquidity Provider’s Purchase	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E)        The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful Remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 9(b)(ii) shall lapse and be of no further force and effect.

(F)        The provisions of subparagraphs (A) through (E) of this Section 9(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

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(iii)        At least six months prior to the scheduled mandatory Redemption Date of December 1, 2040 specified in Section 9(b)(i) above, if any Series 3 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 9(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 3 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 9(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 9(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 3 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of December 1, 2040, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 3 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 3 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 3 VRDP Shares on the December 1, 2040 Redemption Date for the Outstanding Series 3 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 3 VRDP Shares as contemplated by this Section 9(b)(iii) shall lapse and be of no further force and effect.

(c)        Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 3 VRDP pursuant to paragraph (a) or (b)(i) of this Section 9, the Fund will send a notice of redemption (a “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 9, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 3 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for the Series 3 VRDP Shares; (iv) the Redemption Price or, if not then ascertainable, the manner of calculation thereof; (v) if applicable, the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 3 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 3 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption

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delivered to such Holder shall also specify the number of Series 3 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)        No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of Series 3 VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e)        Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem Series 3 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 3 VRDP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on Series 3 VRDP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those Series 3 VRDP Shares for which a Notice of Redemption has been provided.

(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 3 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)        Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the Redemption Date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 3 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, upon the deposit with the Tender and

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Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 3 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 3 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 3 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 3 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 3 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series 3 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 9, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)        Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 9, only whole Series 3 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 9, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 3 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 3 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code (including in respect of the treatment of the Series 3 VRDP Shares as stock for U.S. federal income tax purposes) with respect to the redemption of Series 3 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

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10.        Liquidation Rights.

(a)        Ranking. The shares of Series 3 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)        Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 3 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 3 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 3 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 3 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c)        Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 3 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of Series 3 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 3 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 3 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series 3 VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)        Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series 3 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 3 VRDP Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 3 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 3 VRDP Shares shall not be entitled to share therein.

(e)        Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.        Purchase Obligation. As long as Series 3 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate

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Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a)        The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, (A) of the occurrence of a Mandatory Tender Event or Mandatory Purchase Event, (B) in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation or amalgamation with, or merger with and into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), such notice to be provided at least seven days’ prior to any such substitution, or (C) of any downgrade in the short-term or long-term rating of the Series 3 VRDP Shares or the short-term rating of the Liquidity Provider by an NRSRO then rating the Series 3 VRDP Shares or the Liquidity Provider, as applicable.

(b)        In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, of such Failed Remarketing Condition.

(c)        Each Series 3 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 3 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and the Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 3 VRDP Shares that are the subject of such notice.

(d)        The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 3 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

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(e)        Except as set forth in Section 9(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 3 VRDP Shares, the Fund shall have no obligation to purchase Series 3 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f)        Series 3 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 3 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 3 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 3 VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

(g)        In the event Series 3 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such Series 3 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 3 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 3 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 3 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 3 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 3 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 3 VRDP Shares. The undelivered Series 3 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 3 VRDP Share certificates in lieu of such undelivered Series 3 VRDP Shares.

(h)        The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 11 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

12.        Miscellaneous.

(a)        Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this

41

Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 3 VRDP (and terms relating thereto). Each such additional share of Series 3 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b)        No Fractional Shares. No fractional Series 3 VRDP Shares shall be issued.

(c)        Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 3 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 3 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such Series 3 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 3 VRDP Shares.

(d)        Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 3 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 3 VRDP Shares rather than as a separate property right.

(e)        Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 3 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 3 VRDP Shares as stock in the Fund.

(f)        Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(g)        Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h)        Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART II

1.        Remarketing Procedures.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 3 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

42

(ii)	state the series and the aggregate number of Series 3 VRDP Shares to be purchased, the CUSIP number of the Series 3 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 3 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c)        Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d)        The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e)        (i)        Series 3 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 3 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 3 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 3 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 3 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series 3 VRDP Shares fails to deliver such Series 3 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 3 VRDP Shares shall not be entitled to any payment (including any accumulated

43

but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 3 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 3 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 3 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 3 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 3 VRDP Shares. The undelivered Series 3 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 3 VRDP Share certificates in lieu of such undelivered Series 3 VRDP Shares.

(f)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 3 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 3 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by Electronic Means not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 3 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 3 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 3 VRDP Shares specified therein as having been revoked less the number of such Series 3 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered Series 3 VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered Series 3 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 3 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 3 VRDP Shares.

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(g)        Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series 3 VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

2.        Remarketing Schedule.

(a)        In connection with any attempted Remarketing, all tendered Series 3 VRDP Shares shall be remarketed at the Purchase Price of such Series 3 VRDP Shares. The calculation of the Purchase Price of the Series 3 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 3 VRDP Shares and the aggregate number and Purchase Price of Series 3 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by Electronic Means by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed Series 3 VRDP Shares by the Remarketing Agent relating to tendered Series 3 VRDP Shares shall be used by the Tender and Paying Agent for the purchase of the tendered Series 3 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 3 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 3 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 3 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such Series 3 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

(b)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by Electronic Means, that sets forth the number of Series 3 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 3 VRDP Shares and the number of Series 3 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 3 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 3 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of Series 3 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 3 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully

45

remarketed all of the Series 3 VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered Series 3 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 3 VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 3 VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing), shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 3 VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(c)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 3 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 3 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 3 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 3 VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Series 3 VRDP Shares in the form of global securities.

(d)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 3 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 3 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 3 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 3 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of

46

an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 3 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to Series 3 VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 3 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 3 VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 3 VRDP Shares in the form of global securities, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)        The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of Series 3 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any Series 3 VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 3 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g)        In connection with the allocation of Series 3 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 3 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 3 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 3 VRDP acquired earliest by the Liquidity Provider).

3.        Determination of Applicable Rate.

(a)        The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 3 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

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(b)        The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by Electronic Means to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c)        In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 3 VRDP Shares by first class mail, postage prepaid (in the case of physical shares outside the book-entry system of the Securities Depository), or Electronic Means (in the case of Series 3 VRDP Shares in the form of global securities), that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

(d)        In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e)        In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

4.        Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall provide notice of a Failed Remarketing Condition, promptly but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders (with a copy to the Fund).

5.        Purchase of Series 3 VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 3 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 3 VRDP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or the Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member or a Holder upon such Beneficial Owner’s or Holder’s tender of its Series 3 VRDP Shares in a Remarketing unless, in each case, such Series 3 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6.        Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on the Series 3 VRDP Shares, the Fund shall (except as provided below) notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any

48

successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 3 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7.        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 3 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures, provided, however, that (a) a sale, transfer or other disposition of Series 3 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 3 VRDP Shares under the Securities Act. Accordingly, the Series 3 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 3 VRDP Shares.

(b)        The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 3 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 3 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase, directly or indirectly, Series 3 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 3 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 3 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 3 VRDP Shares.

(c)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 3 VRDP Shares and prospective purchasers of Series 3 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

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8.        Global Certificate.

So long as any share of Series 3 VRDP shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such share of Series 3 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund has caused these presents to be signed as of [•] in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

By:
Name:
Title:

ATTEST:

Name:
Title:

Signature Page to Statement (NVG Series 3)

APPENDIX B—FORMS OF PURCHASE AGREEMENTS

FORM OF VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[●]

between

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

and

[●], as Liquidity Provider

Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (NVG) Series 2 Variable Rate Demand Preferred Shares

(Relating to the issuance of Series 2 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Quality Income Municipal Fund, Inc. (NQU))

(NVG – Series 2)

B-1

i

ii

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [●], between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and [●], including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares, as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to tender VRDP Shares pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below); and

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain a VRDP Purchase Agreement (as defined in the Statement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Agreement” means this Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

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“Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing this Agreement upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared, on such VRDP Shares.

“Beneficial Owner” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Security;

(3)        any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

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“Dividend Payment Date” except as otherwise provided in the Statement, means the date that is the first Business Day of each calendar month.

“Effective Date” means [●].

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of this Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the

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Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law or other applicable law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

“Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [●], 2015, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional VRDP Shares.

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“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to

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the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Shares on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the Remarketing Agreement as Annex II, delivered in accordance with this Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Securities” means municipal securities as described in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” shall have the meaning specified in paragraph (c) of Section 9 of Part I of the Statement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as

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Exhibit D and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

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“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

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“Related Documents” means the Declaration, the Statement, the VRDP Shares, the By-laws of the Fund, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of this Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser[, the Liquidity Provider] and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has (i) successfully remarketed and (ii) failed to successfully remarket for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Scheduled Termination Date” means [●], or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

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“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“Special Rate Period” with respect to the VRDP Shares, means a Rate Period established in accordance with paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares, effective [●], as it may be amended or supplemented from time to time in accordance with the provisions thereof.

“Target Fund” means Nuveen Quality Income Municipal Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

“Tender” means either an Optional Tender or a Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (i) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (ii) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (iii) on an Optional Early Termination Date or (iv) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

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SECTION 1.02.    Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein has the meaning provided therefor (including by incorporation by reference) in the Statement.

ARTICLE II

PURCHASE OBLIGATION

SECTION 2.01.    Commitment to Purchase VRDP Shares.

(a)        The Liquidity Provider agrees, commencing on the Effective Date, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limiting any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any breach of or failure to perform any of the representations, warranties or agreements of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

(b)        The obligation of the Liquidity Provider hereunder to purchase Outstanding VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, from any Holder or Beneficial Owner; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)        In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those Outstanding VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 2.02.    Method of Purchasing.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

(i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

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(ii)        state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

(iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c)        VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(i)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to the Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(ii)        To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP

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Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(d)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a Notice of Revocation with respect to some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased. Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by Electronic Means not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(e)        Pursuant to the Statement and except as may otherwise be provided in connection with a Special Rate Period, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the

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Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to remarket all VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of the Statement.

(f)        In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by Electronic Means by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

(g)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by Electronic Means, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which Remarketing proceeds have not been

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received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing) shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(h)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such Remarketing Notice.

(i)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt by the Tender and Paying Agent of VRDP

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Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares, the Remarketing or purchase by the Liquidity Provider thereof and payments with respect to the foregoing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)        In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and the Holders.

(l)        At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable pursuant to the terms of the VRDP Fee Agreement), any VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to VRDP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that the VRDP Fee Agreement has been amended to make it applicable.

(m)        VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to the Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such VRDP Shares to which a Mandatory

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Purchase relates on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(n)        The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)        VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)        If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owner or Holder.

(q)        In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 9(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 2.03.    Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date and otherwise in accordance with

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the terms of the VRDP Fee Agreement, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

SECTION 2.04.    Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider.

SECTION 2.05.    Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the Effective Date only and are not repeated on any subsequent date.

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SECTION 3.01.    Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on and as of the Effective Date only and are not repeated on any subsequent date.

SECTION     4.01. Existence.

The Liquidity Provider is a [●]. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.02.    Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider.

SECTION 4.03.    Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04.    Financial Information.

The consolidated balance sheets and the related consolidated statements of income, changes in stockholder’s equity and comprehensive income and cash flows, and the auditor’s report with respect thereto, copies of which have heretofore been furnished to the Fund, present fairly, in all material respects, the financial position of the Liquidity Provider and its subsidiaries as at [December 31, 2014] and [December 31, 2013], and the results of their operations and their cash flows for each of the three years in the period ended [December 31, 2014] in conformity with accounting principles generally

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accepted in the United States of America. The audits of these statements were conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States). Since the date of such financial statements, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.05.    Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the Effective Date, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or that, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.06.    Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance by the Liquidity Provider under this Agreement or the execution and delivery by, or the validity or enforceability against, the Liquidity Provider of, this Agreement and the VRDP Fee Agreement have been obtained and are in full force and effect.

SECTION 4.07.    Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

ARTICLE V

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01.    Duties and Responsibilities.

(a)        The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)        The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)        In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and, with respect to the handling of funds, its own negligence).

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SECTION 5.02.    Rights of the Tender and Paying Agent.

(a)        The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(b)        The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)        The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)        The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)        Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)        The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

(g)        The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)        The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

21

(i)        The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)        The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k)        Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(l)        The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)        Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(n)        The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(o)        The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

SECTION 5.03.    Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 5.04.    Concerning the Securities Depository.

(a)        Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global VRDP Share, an Agent

22

Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository to the extent provided in the Related Documents) of any notice (including any Notice of Redemption) or any amount paid, under or with respect to the VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement and the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(b)        The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Purchase Obligation hereunder or any amount payable hereunder or under any VRDP Shares remains outstanding:

SECTION 6.01.     Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article II herein, notwithstanding a Fund Insolvency Event.

23

SECTION 6.02.    Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, unless otherwise agreed by the subsequent Liquidity Provider, the Liquidity Provider waives its right with respect to Purchased VRDP Shares to exercise the Purchase Obligation provided by any subsequent Liquidity Provider; provided, however, that any Purchased VRDP Shares that are subsequently sold by the Liquidity Provider in a successful Remarketing shall at the time of such sale and thereafter have the full benefit of the Purchase Obligation of any subsequent Liquidity Provider; and, provided, further, that any Purchase Obligation of a subsequent Liquidity Provider with respect to the Purchased VRDP Shares shall be on parity with the Purchase Obligation of such Liquidity Provider with respect to all other Outstanding VRDP Shares.

SECTION 6.03.    Notice of Extraordinary Corporate Event.

To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.    Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 7.02.    Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including by Electronic Means), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)        if to the Liquidity Provider:

[ADDRESS]

Wire Instructions:

[WIRE INSTRUCTIONS]

24

(b)        if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Christina Sotiriou

Vice President

Tel: (212) 815-2888

Fax: (212) 815-2830

Email: christina.sotiriou@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# 021000018

G/L/A# 111-565

For Further Credit to Account # [286436]

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Mike Diep, Tel: (212) 815-2834

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

SECTION 7.03.    No Waivers.

(a)        The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any other Related Document or otherwise.

(b)        No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under any other Related Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or thereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

25

SECTION 7.04.    Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders or Beneficial Owners thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The terms of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

SECTION 7.05.     Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund, except pursuant to the proviso to the definition of “Extraordinary Corporate Event.” Any such assignment or other transfer without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06.    Term of this Agreement.

(a)        Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(b)        Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event and (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)        No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider pursuant to this Agreement of any VRDP Shares required to be purchased by it as a result of such expiration or termination.

26

SECTION 7.07.    New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08.    Waiver of Jury Trial.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or such third party beneficiaries hereof against a party hereto or a beneficiary hereof on any matters whatsoever arising out of or in any way connected with this Agreement.

SECTION 7.09.    Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7.10.    Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11.    Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

SECTION 7.12.    Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 7.13.    Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

27

SECTION 7.14.    Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning hereof.

SECTION 7.15.    Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, [●], solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.16.    Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[●]

By:
Name:
Title:

Signature Page to VRDP Purchase Agreement (NVG Series 2)

29

SCHEDULE I

Description of VRDP Shares:	3,854 Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund Series 2 Variable Rate Demand Preferred Shares, or such other number of shares of such Series as may be Outstanding from time to time that are subject to the Purchase Obligation under this Agreement in accordance with the terms of this Agreement, the VRDP Fee Agreement and the Statement

Initial Remarketing Agent:	[●]

I-1

EXHIBIT A

To be completed by Tender and Paying Agent only—
Check applicable box:
☐ This is a Preliminary Notice of Purchase

☐ This is a Final Notice of Purchase

NOTICE OF PURCHASE

[Date]

[ADDRESS]

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund Series 2 Variable Rate Demand Preferred Shares (“VRDP Shares”)

Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, dated as of [●] (as heretofore amended, modified or supplemented, the “Agreement”), between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and [●], as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] VRDP Shares (CUSIP [●]) to be purchased by you on [●] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is             dollars ($            ). Of such aggregate Purchase Price,             dollars ($            ) comprises the aggregate liquidation preference of such VRDP Shares and             dollars ($            ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

Ex. A-1

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:
Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:
Name:
Title:

[Address of Agent Member of a Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

Ex. A-2

In the case of a Holder:

By:
Name:
Title:

[Address of Holder]

Ex. A-3

EXHIBIT B

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT

OPPORTUNITIES FUND (THE “FUND”)

SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

CUSIP NO. [●]*

MANDATORY PURCHASE NOTICE—SERIES 2

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement currently in effect prior to or on the Scheduled Termination Date thereof where:

(a) at least 15 days prior to any such termination, (i) the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced and (ii) at least 15 days prior to such termination, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced; or

(b) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be            , 20            .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

*	NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

Ex. B-1

In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

Ex. B-2

EXHIBIT C

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND (THE “FUND”)

SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF TENDER

Note:	The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [●], between Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the undersigned,                     , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased[1]
2	[●]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount of the Purchase Price in respect of the number of VRDP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

[1]	VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.        The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.        The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

Ex. C-2

4.        The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.        The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:

[OR]

Print name of Agent Member

By:

Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or, if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND (THE “FUND”) SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”) –

NOTICE OF REVOCATION

Note:	The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on             ,              a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased
2	[●]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

Ex. D-1

2.        The undersigned,             , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares hereby requested to be Revoked*
2	[●]

3.        The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.        The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.        The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

*	VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

Ex. D-2

Print name of Agent Member

By:
Name:
Title:

Ex. D-3

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:              VRDP Shares.

[●]

By:
Name:
Title:

Date:

Ex. D-4

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND

PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or, if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

Ex. D-5

FORM OF VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[●]

between

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

and

[●], as Liquidity Provider

Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (NVG) Series 3 Variable Rate Demand Preferred Shares

(Relating to the issuance of Series 3 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Municipal Opportunity Fund, Inc. (NIO))

(NVG – Series 3)

i

Schedule I—Description of VRDP Shares; Initial Remarketing Agent	B-I-1
Exhibit A—Notice of Purchase	Ex. A 1
Exhibit B—Mandatory Purchase Notice	Ex. B-1
Exhibit C—Notice of Tender	Ex. C-1
Exhibit D—Notice of Revocation	Ex. D-1

ii

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [●], between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and [●], including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares, as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to tender VRDP Shares pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below); and

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain a VRDP Purchase Agreement (as defined in the Statement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

1

“Agreement” means this Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing this Agreement upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared, on such shares.

“Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Security;

(3)        any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

2

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in the Statement, means the date that is the first Business Day of each calendar month.

“Effective Date” means [●].

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of this Agreement.

3

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law or other applicable law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

4

“Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [●], 2015, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional VRDP Shares.

“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

5

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Shares on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) the Fund fails to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates and the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the Remarketing Agreement as Annex II, delivered in accordance with this Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Securities” means municipal securities as described under “The Fund’s Investments—Municipal Securities” in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

6

“Notice of Redemption” shall have the meaning specified in paragraph (c) of Section 9 of Part I of the Statement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of

7

which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

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“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“Related Documents” means the Declaration, the Statement, the VRDP Shares, the By-laws of the Fund, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of this Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully remarketed and failed to successfully remarket for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Scheduled Termination Date” means [●], or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

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“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“Special Rate Period” with respect to the VRDP Shares, means a Rate Period established in accordance with paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares, effective [●], as it may be amended or supplemented from time to time in accordance with the provisions thereof.

“Target Fund” means Nuveen Municipal Opportunity Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

“Tender” means either an Optional Tender or a Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (i) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (ii) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (iii) on an Optional Early Termination Date or (iv) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

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SECTION 1.02.    Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein has the meaning provided therefor (including by incorporation by reference) in the Statement.

ARTICLE II

PURCHASE OBLIGATION

SECTION 2.01.    Commitment to Purchase VRDP Shares.

(a)        The Liquidity Provider agrees, commencing on the Effective Date, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limiting any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any breach of or failure to perform any of the representations, warranties or agreements of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

(b)        The obligation of the Liquidity Provider hereunder to purchase Outstanding VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, from any Holder or Beneficial Owner; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)        In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those Outstanding VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 2.02.    Method of Purchasing.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

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(i) be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii) state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

(iii) state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b) Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c) VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(i) Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to the Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(ii) To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

(iii) Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the

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Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(d)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a Notice of Revocation with respect to some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased. Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by Electronic Means not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by

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the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(e)        Pursuant to the Statement and except as may otherwise be provided in connection with a Special Rate Period, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to remarket all VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of the Statement.

(f)        In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by Electronic Means by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

(g)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by Electronic Means, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice

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of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing) shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(h)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(i)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity

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Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt by the Tender and Paying Agent of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares, the Remarketing or purchase by the Liquidity Provider thereof and payments with respect to the foregoing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)        In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and the Holders.

(l)        At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to VRDP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that such Purchase Obligation is so applicable.

(m)        VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying

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a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to the Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(n)        The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure by it to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)        VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)        If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owner or Holder.

(q)        In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption

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provisions (other than Section 9(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 2.03.    Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date and otherwise in accordance with the terms of the VRDP Fee Agreement, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

SECTION 2.04.    Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider. Notwithstanding the foregoing, nothing herein is intended to expand the terms of the Purchase Obligation.

SECTION 2.05.    Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may

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reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the Effective Date only and are not repeated on any subsequent date.

SECTION 3.01.    Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on and as of the Effective Date only and are not repeated on any subsequent date.

SECTION 4.01.    Existence.

The Liquidity Provider is a [●]. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.02.    Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider, except for such violations, contraventions, defaults, liens or encumbrances that would not have a material adverse

19

effect on the Liquidity Provider’s ability to pay when due and otherwise perform its obligations under this Agreement, including, without limitation, the Purchase Obligation; provided, however, that the foregoing exception shall not apply to any violation or contravention of the Liquidity Provider’s charter.

SECTION 4.03.    Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04.    Financial Information.

The publicly available portions of the Liquidity Provider’s most recent Call Report, and any amendments and supplements thereto, present fairly, in all material respects, the financial position of the Liquidity Provider and its subsidiaries at and for the period ended on the date of such report. Since the date of the most recent such Call Report, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.05.    Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the Effective Date, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or that, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.06.    Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance by the Liquidity Provider under this Agreement or the execution and delivery by, or the validity or enforceability against, the Liquidity Provider of, this Agreement and the VRDP Fee Agreement have been obtained and are in full force and effect.

SECTION 4.07.    Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

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ARTICLE V

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01.    Duties and Responsibilities.

(a)        The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)        The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)        In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and, with respect to the handling of funds, its own negligence).

SECTION 5.02.    Rights of the Tender and Paying Agent.

(a)        The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(b)        The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)        The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)        The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)        Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

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(f)        The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

(g)         The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)        The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(i)        The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)        The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k)        Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(l)        The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)        Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

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(n)        The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(o)        The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

SECTION 5.03.    Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 5.04.    Concerning the Securities Depository.

(a)        Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository to the extent provided in the Related Documents) of any notice (including any Notice of Redemption) or any amount paid, under or with respect to the VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement and the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(b)        The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this

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Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Available Commitment hereunder or any amount payable hereunder (provided, for the avoidance of doubt, that the waiver in Section 6.02 shall survive the termination of this Agreement as provided in such Section so long as the Liquidity Provider owns any VRDP Shares purchased pursuant to the Purchase Obligation):

SECTION 6.01.    Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article II herein, notwithstanding a Fund Insolvency Event.

SECTION 6.02.    Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider waives its right with respect to the exercise of the Purchase Obligation provided by any subsequent Liquidity Provider in an Alternate VRDP Purchase Agreement in respect of any Purchased VRDP Shares, but not, for the avoidance of doubt, any right of any Holders or Beneficial Owners of any such Purchased VRDP Shares, subsequent to the sale of such Purchased VRDP Shares by the Liquidity Provider in a successful Remarketing or otherwise, to exercise such Purchase Obligation provided by any subsequent Liquidity Provider in accordance with the terms of such Alternate VRDP Purchase Agreement.

SECTION 6.03.    Notice of Extraordinary Corporate Event.

To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.    Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

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SECTION 7.02.    Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including by Electronic Means), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)        if to the Liquidity Provider:

[ADDRESS]

(b)        if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Christina Sotiriou

Vice President

Tel: (212) 815-2888

Fax: (212) 815-2830

Email: christina.sotiriou@bnymellon.com

Wire Instructions:

[WIRE INFORMATION]

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

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SECTION 7.03.    No Waivers.

(a)        The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any other Related Document or otherwise.

(b)        No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under any other Related Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or thereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.04.    Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders or Beneficial Owners thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The terms of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

SECTION 7.05.    Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund, except pursuant to the proviso to the definition of “Extraordinary Corporate Event.” Any such assignment or other transfer without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06.    Term of this Agreement.

(a)        Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(b)        Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as

26

such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event and (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)        No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider pursuant to this Agreement of any VRDP Shares required to be purchased by it as a result of such expiration or termination.

SECTION 7.07.    New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08.    Waiver of Jury Trial.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or such third party beneficiaries hereof against a party hereto or a beneficiary hereof on any matters whatsoever arising out of or in any way connected with this Agreement.

SECTION 7.09.    Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7.10.    Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11.    Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

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SECTION 7.12.    Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 7.13.    Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

SECTION 7.14.    Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning hereof.

SECTION 7.15.    Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, [●], solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.16.    Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[●]

By:
Name:
Title:

Signature Page to VRDP Purchase Agreement (NVG Series 3)

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SCHEDULE I

Description of VRDP Shares:	6,672 Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund Series 3 Variable Rate Demand Preferred Shares, or such other number of shares of such Series as may be Outstanding from time to time

Initial Remarketing Agent:	[●]

I-1

EXHIBIT A

To be completed by Tender and Paying Agent only—
Check applicable box:
☐ This is a Preliminary Notice of Purchase

☐ This is a Final Notice of Purchase

NOTICE OF PURCHASE

[Date]

[ADDRESS]

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund Series 3 Variable Rate Demand Preferred Shares (“VRDP Shares”)

Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, dated as of [●] (as heretofore amended, modified or supplemented, the “Agreement”), between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and [●], as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] VRDP Shares (CUSIP [●]) to be purchased by you on [●] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is             dollars ($            ). Of such aggregate Purchase Price,             dollars ($            ) comprises the aggregate liquidation preference of such VRDP Shares and             dollars ($            ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

Ex. A-1

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:
Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:
Name:
Title:

[Address of Agent Member of a Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Holder:

By:
Name:
Title:

[Address of Holder]

Ex. A-2

EXHIBIT B

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT

OPPORTUNITIES FUND (THE “FUND”)

SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

CUSIP NO. [●]*

MANDATORY PURCHASE NOTICE—SERIES 3

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement currently in effect prior to or on the Scheduled Termination Date thereof where:

(a) at least 15 days prior to any such termination, (i) the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect, and (ii) at least 15 days prior to such termination, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect; or

(b) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement currently in effect.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be             , 20            .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

*	NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

Ex. B-1

In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

Ex. B-2

EXHIBIT C

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND (THE “FUND”)

SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF TENDER

Note:	The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [●], between Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the undersigned,                     , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased[1]
3	[●]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount of the Purchase Price in respect of the number of VRDP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

[1]	VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.        The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.        The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.        The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered

Ex. C-2

hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.        The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:

[OR]

Print name of Agent Member

By:

Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or, if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN ENHANCED AMT-FREE MUNICIPAL CREDIT OPPORTUNITIES FUND (THE “FUND”) SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”) –

NOTICE OF REVOCATION

Note:	The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on                     ,             a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased
3	[●]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

2.        The undersigned,                                         , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares hereby requested to be Revoked*
3	[●]

Ex. D-1

3.        The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.        The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.        The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

*	VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

Ex. D-2

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:             VRDP Shares.

[●]

By:
Name: Title:

Date:

Ex. D-3

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND

PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or, if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

Ex. D-4

APPENDIX C

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NVG-VRDP1115

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN MUNICIPAL OPPORTUNITY FUND, INC.	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2015

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Municipal Opportunity Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Municipal Opportunity Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 9, 2015 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Nuveen Municipal Opportunity Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NIO_Pref_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Municipal Opportunity Fund, Inc.

Shareholders Meeting to Be Held on November 9, 2015.

The Joint Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Municipal Opportunity Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NIO_Pref_26999_093015